SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

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☐	Filed by a Party other than the Registrant

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☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

NAVIDEA BIOPHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022 ANNUAL MEETING OF STOCKHOLDERS

October 24, 2022

Dear Stockholder:

You are cordially invited to join us for the 2022 Annual Meeting of Stockholders of Navidea Biopharmaceuticals, Inc. on December 8, 2022 at 1:00 p.m. Eastern Time. The 2022 Annual Meeting of Stockholders will be a completely virtual meeting conducted via webcast. The matters on the meeting agenda are described in the Notice of 2022 Annual Meeting of Stockholders and proxy statement which accompany this letter.

We hope you will be able join us for the meeting, but regardless of your plans, we ask that you please complete, sign, and date the enclosed proxy card and return it in the envelope provided, or take advantage of the opportunity to vote online or by telephone, so that your shares will be represented at the meeting.

Very truly yours,

/s/ Michael S. Rosol

Michael S. Rosol, Ph.D.

Chief Medical Officer
(Principal Executive Officer)

NAVIDEA BIOPHARMACEUTICALS, INC.

4995 Bradenton Avenue, Suite 240

Dublin, Ohio 43017

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of NAVIDEA BIOPHARMACEUTICALS, INC.:

The 2022 Annual Meeting of the Stockholders (the “Annual Meeting”) of Navidea Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), will be a completely virtual meeting conducted via webcast on December 8, 2022 at 1:00 p.m. Eastern Time for the following purposes:

1.	To elect two directors, each to serve for a term of three years or until his successor is duly elected and qualified;

2.	To approve the amendment of the Company’s 2014 Stock Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares;

3.	To approve the Section 382 Rights Agreement, dated as of April 7, 2022, between the Company and Continental Stock Transfer & Trust Company, LLC;

4.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of common stock from 300,000,000 to 400,000,000;

5.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2022; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 10, 2022 as the Record Date for the determination of stockholders entitled to notice of and to vote during the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder during the Annual Meeting and for a period of 10 days before the Annual Meeting at the executive offices of the Company. You will not be able to attend the Annual Meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 8, 2022: The proxy statement and annual report to security holders are available at www.proxyvote.com.

We are primarily providing access to our proxy materials over the Internet pursuant to the U.S. Securities and Exchange Commission’s notice and access rules. On or about October 24, 2022, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2022 proxy statement and 2021 annual report on the Internet and will include instructions on how you can receive a paper copy of the annual meeting materials, including the notice of annual meeting, proxy statement and proxy card.

This is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage stockholders to access and review the proxy materials before voting.

Whether or not you plan to join us for the Annual Meeting, please complete, sign, and date the enclosed proxy card and return it in the envelope provided, or take advantage of the opportunity to vote your proxy online or by telephone.

By Order of the Board of Directors

/s/ Michael S. Rosol

Michael S. Rosol, Ph.D.

Chief Medical Officer
(Principal Executive Officer)

Dublin, Ohio
October 24, 2022

TABLE OF CONTENTS

GENERAL INFORMATION	5
PROPOSAL 1 – ELECTION OF DIRECTORS	8
CORPORATE GOVERNANCE	10
PROPOSAL 2 – APPROVAL OF AMENDMENT OF THE 2014 STOCK INCENTIVE PLAN	15
EXECUTIVE COMPENSATION	22
REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	37
PROPOSAL 3 – APPROVAL OF THE SECTION 382 RIGHTS AGREEMENT	38
PROPOSAL 4 – APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED	42
PROPOSAL 5 – RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
CODE OF BUSINESS CONDUCT AND ETHICS	45
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	45
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	49
DELINQUENT SECTION 16(A) REPORTS	50
COST OF SOLICITATION OF PROXIES	50
GOVERNANCE MATERIALS AVAILABLE ON OUR WEBSITE	50
STOCKHOLDER PROPOSALS	50
OTHER BUSINESS	50
STOCKHOLDERS SHARING AN ADDRESS OR HOUSEHOLDING	50
WHERE YOU CAN FIND MORE INFORMATION	51

NAVIDEA BIOPHARMACEUTICALS, INC.

2022 ANNUAL MEETING OF STOCKHOLDERS

December 8, 2022

PROXY STATEMENT

Dated October 24, 2022

GENERAL INFORMATION

Date, Time and Place of Annual Meeting. The 2022 Annual Meeting of the Stockholders (the “Annual Meeting”) of Navidea Biopharmaceuticals, Inc. will be held on December 8, 2022 at 1:00 p.m. Eastern Time. The Annual Meeting will be held on a virtual-only basis with no physical location. You will be able to participate in the virtual meeting online and vote your shares electronically during the meeting. The meeting may be accessed online at www.virtualshareholdermeeting.com/NAVB2022. When prompted, enter your 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card, or on the instructions that accompanied your proxy materials. Questions will not be taken during the meeting, however you may submit questions in advance of the meeting via the Internet at www.proxyvote.com. Questions will be read and addressed during the meeting.

Solicitation. This proxy statement is furnished to the stockholders of Navidea Biopharmaceuticals, Inc., a Delaware corporation (“Navidea,” the “Company,” “we,” “our,” or “us”), in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors”) of proxies to be voted at the Annual Meeting to be held on December 8, 2022 at 1:00 p.m. Eastern Time, and any adjournment thereof. We have elected to furnish proxy materials and our 2021 annual report to many of our stockholders over the Internet as permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”). On or about October 24, 2022, we mailed to most of our stockholders the Notice containing instructions on how to gain access to our proxy statement and 2021 annual report and how to vote online. A copy of the proxy statement and 2021 annual report are being mailed to all other stockholders on or about October 24, 2022. These proxy materials are also available for viewing on the Internet at www.proxyvote,com. You will need your 16-digit control number to access these materials. The Notice also contains instructions on how you can elect to receive a printed copy of the proxy statement and our 2021 annual report, if you only received a Notice by mail. All expenses in connection with this solicitation of proxies will be paid by us. Proxies will be solicited principally by mail, but directors, officers and certain other individuals authorized by us may personally solicit proxies. We will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners.

You will need the 16-digit control number included on the Notice or your proxy card or on the instructions that accompanied your proxy materials or included in the email to you if you received the proxy materials by email in order to be able to vote your shares during the Annual Meeting. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Company Address. The address of our principal executive offices is 4995 Bradenton Avenue, Suite 240, Dublin, Ohio 43017. Our telephone number is 614-793-7500.

Voting Rights. Stockholders of record at the close of business on October 10, 2022 (the “Record Date”) are entitled to notice of and to vote during the Annual Meeting. As of October 10, 2022, there were 32,150,918 shares of common stock, par value $0.001 per share (“Common Stock”), 3,260 shares of Series G Redeemable Preferred Stock (“Series G Preferred Stock”) and 9,667 shares of Series I Convertible Preferred Stock (“Series I Preferred Stock”) outstanding. Each holder of Common Stock of record on the Record Date is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting. Holders of Series G Preferred Stock and Series I Preferred Stock are not entitled to vote at the Annual Meeting. Whether or not you plan to join us for the Annual Meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold. Stockholders are not entitled to dissenters’ rights of appraisal with respect to the proposals being voted on at this Annual Meeting.

How To Vote. If you are a stockholder of record, you may vote your shares in the following ways:

•       By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on December 7, 2022.

•       By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on December 7, 2022.

•       By Mail. You may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Sign your name exactly as it appears on the proxy cards. Votes submitted through the mail must be received by December 7, 2022.

•       During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/NAVB2022.

If you vote via the Internet or by telephone, you do not need to return your proxy card.

If you hold your shares in street name, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee

Authorization. The shares represented by the accompanying proxy will be voted as directed if the proxy is properly completed, signed, and received by us or otherwise properly voted on the Internet or by telephone. The proxy will be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof. If you are a holder of record and you sign, date, and send in your proxy but do not indicate how you want to vote, your proxy will be voted “For” each of the proposals to be voted on during the Annual Meeting.

Revocation. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting online during the Annual Meeting. Please note, however, if your shares are held of record by a broker, bank, or other nominee and you wish to vote during the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Please note that if your shares are held of record by a bank, broker, or other nominee and you provide instructions to that nominee on a form you received from the nominee, you may revoke or change your voting instructions only by contacting the nominee who holds your shares. You may not vote online during the Annual Meeting unless you obtain a legal proxy from the bank, broker, or other nominee. In such event, your online participation in the Annual Meeting will not, by itself, revoke prior voting instructions.

Tabulation. Under our second amended and restated bylaws (“Bylaws”), the presence, in person or by proxy, of the holders of one-third of the outstanding shares of our Common Stock is necessary to constitute a quorum for the transaction of business during the Annual Meeting. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum even if they are marked as “Abstain,” “Against” or “Withhold Authority” on one or more, or all matters, or they are not marked at all. Brokers, banks, or other nominees who hold their customers’ shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such brokers, banks, or other nominees are members, sign and submit proxies for such shares and may vote such shares on “routine” matters. We believe that the proposal to ratify the appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm and the proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of Common Stock are considered “routine” matters and therefore, brokers will have discretionary authority to vote on these proposals. Brokers, banks, or other nominees may not vote on matters considered non-routine without specific instructions from the customer who owns the shares. The remaining proposals to be presented at the Annual Meeting are considered non-routine (i.e., the proposals to elect two directors, amend the Company’s 2014 Stock Incentive Plan, and approve the Section 382 Rights Agreement). If you do not instruct your broker how to vote, your broker may not vote your shares with respect to these non-routine proposals. Proxies signed and submitted by brokers, banks, or other nominees that have not been voted on certain matters are referred to as broker non-votes. Such proxies count toward the establishment of a quorum. We encourage you to provide voting instructions to any broker, bank or other nominee that holds your shares by carefully following the instructions provided in the notice from such entity.

Voting Standards. Under the DGCL and our Bylaws, the election of each director nominee requires the favorable vote of a plurality of all votes cast by the holders of our Common Stock during a meeting for which a quorum is present. Proxies that are marked “Withhold Authority” and broker non-votes will not be counted toward a nominee’s achievement of a plurality and, thus, will have no effect.

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal is required to approve each of the proposals to amend the Company’s 2014 Stock Incentive Plan, approve the Section 382 Rights Agreement and ratify the appointment of Marcum as the Company’s independent registered public accounting firm. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a vote “Against” the proposals. Broker non-votes are disregarded and will have no effect.

The affirmative vote of a majority of the outstanding shares of our Common entitled to vote at the Annual Meeting is required to approve the proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of Common Stock. Abstentions and broker non-votes will have the same effect as votes “Against” this proposal.

Effect of Not Casting Your Vote. If you hold your shares in street name, you should direct your bank, broker or other nominee how to vote the shares held in your account. If you hold your shares in street name and do not instruct your bank, broker, or other nominee how to vote, no votes will be cast on your behalf for any of the proposals to be considered during the Annual Meeting; except your bank, broker, or other nominee will have discretion to vote your uninstructed shares on the proposal to ratify the appointment of Marcum as our independent registered public accounting firm and the proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of Common Stock.

Virtual Meeting. We will be hosting the Annual Meeting live via the Internet. A summary of the information you need to virtually participate in the Annual Meeting online is provided below:

●	Any stockholder on the record date can attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/NAVB2022.

●	Webcast starts at 1:00 p.m. Eastern Time.

●	Online check-in will begin at 12:45 p.m. Eastern Time.

●	Please have the 16-digit number printed in the Notice, the proxy card or on the instructions that accompanied your proxy materials.

●	Stockholders may vote while attending the Annual Meeting on the Internet.

●	Webcast replay of the Annual Meeting will be available at www.virtualshareholdermeeting.com/NAVB2022 beginning December 9, 2022 until December 9, 2023.

Technical assistance accessing or participating in the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page. Technical support will be available starting at 12:45 p.m. Eastern Time on December 8, 2022.

Questions at the Annual Meeting. If you would like to submit a question, you may do so in advance of the Annual Meeting at www.proxyvote.com after logging in with your 16-digit control number.

We ask that you limit your questions to those that are relevant to the Annual Meeting or our business. Questions may not be addressed if they are, among other things, profane, irrelevant to our business, related to pending or threatened litigation, disorderly, or repetitious of statements already made. In addition, questions may be grouped by topic by our management with a representative question read aloud and answered. Questions will be addressed in the Q&A portion of the Annual Meeting, and we may also respond to questions on an individual basis or by posting answers on our website after the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Upon the recommendation of our Compensation, Nominating and Governance (“CNG”) Committee, our Board of Directors has nominated Amit Bhalla and Alexander L. Cappello for election as directors, each to serve for a term of three years.

During the Annual Meeting, the director nominee receiving the highest number of votes will be elected as a director to a term of three years expiring in 2025. Only “For” or “Withhold Authority” votes are counted in determining whether a plurality has been cast in favor of a director nominee. You cannot abstain in the election of a director, and broker non-votes are not counted. We have no reason to believe that the nominees will not stand for election or serve as directors. In the event that a nominee fails to stand for election, the proxies will be voted for the election of another person designated by the persons named in the proxy.

Our Board of Directors

Our Board of Directors currently has five directors. Our Board of Directors is divided into three classes of directors, each serving a staggered three-year term and with one class being elected at each year’s annual meeting of stockholders.

Set forth below is current biographical information about our director nominees and continuing directors, including the qualifications, experience and skills that make them suitable for service as a director. Each listed director’s respective experience and qualifications described below led the CNG Committee to conclude that such director is qualified to serve as a member of our Board of Directors.

Nominees for Term Expiring at the 2025 Annual Meeting

Amit Bhalla has served as a director of Navidea since May 2021. Mr. Bhalla has served as the Chief Financial Officer of Infinity BiologiX, LLC since November 2020. From 2015 to 2020, he served as Senior Healthcare Analyst for Lord, Abbett & Co as well as Investment Council Member for Lord, Abbett’s Healthcare Fund. Prior to that, Mr. Bhalla served in various roles including Vice President-Global Strategy & Development for Becton, Dickinson and Company, Director-Equity Research-Life Science Tools/Medical Technology for Citi, Vice President-Equity Research-Emerging Medical Technology and Analyst-Equity Research-Specialty Pharmaceuticals for Morgan Stanley, and Associate-Technical Operations/Research & Development for Johnson & Johnson’s Ortho-McNeil Pharmaceutical. Mr. Bhalla received his B.S. in biology from Cornell University and his M.B.A. from Tepper School of Business at Carnegie Mellon University.

Alexander L. Cappello has served as a director of Navidea since July 2021. Mr. Cappello has led several public and private companies over the past 48 years, including Cappello Global, LLC, a global investment bank, whose principals have transacted business in over 55 countries. He is also a director of The Cheesecake Factory Incorporated (Nasdaq), lead director of Virco Manufacturing Corporation (Nasdaq), lead director of The Agnew Companies and Caldera Medical Corp. Mr. Cappello is a director of RAND Corporation’s Center for Middle East Public Policy, the Center for Global Risk and Security, and the RAND-Russia Forum. Mr. Cappello is a former Chairman of Intelligent Energy, PLC (LSE), Inter-Tel (Nasdaq), and Geothermal Resources Intl. (AMEX), and a former director of Nano Financial Holdings and California Republic Bank. He is also a former advisor to the board of Gusmer Enterprises and former trustee of University of Southern California, and trustee and chairman of the investment committee of City of Hope. Mr. Cappello received a B.S. in management and finance from the Marshall School of Business at the University of Southern California.

Our Board of Directors unanimously recommends a vote “FOR” each of the director nominees named above.

Director whose term continues until the 2023 Annual Meeting

John K. Scott, Jr. has served as a director of Navidea since July 2021. Mr. Scott has served as the owner and manager of PCS, Inc. since 1997, where he is responsible for directing the acquisition, financing, sales and operations for land entitlement and development for privately owned condominium, apartment, hotel, single family and retail projects in California, Colorado and Texas. He has also served as the general partner of NJD, Ltd., a Texas limited partnership, since 1997 and as the managing member of Merging Interests, Inc. since 1980. Mr. Scott also has extensive experience in conducting due diligence, feasibility studies, financial analysis, cost estimates and transaction negotiations for the purchase, lease, development, marketing and sale of projects and properties. Mr. Scott earned a B.S. in agricultural economics with an emphasis on construction management and real estate from the University of Wisconsin.

Directors whose term continues until the 2024 Annual Meeting

Malcolm G. Witter has served as a director of Navidea since December 2020. Mr. Witter has over 40 years of operational and investment leadership experience, serving as investment banker, Chief Financial Officer, and advisor to many companies and private organizations. From 2016 to 2021, he served as the Corporate Development Regional Manager for USI Insurance Services (“USI”) where he was responsible for acquiring independent insurance agencies. From 2010 to 2016, Mr. Witter was Business Development Manager for Kibble & Prentice, Inc., a USI company. Prior to USI, Mr. Witter held roles at multiple financial institutions including Kibble & Prentice Financial, Compass Capital Fund Management, Bear, Stearns & Co., and Dean Witter Reynolds. Mr. Witter is a director of the Dean Witter Foundation and an Advisor to American Research Capital. Mr. Witter received his M.B.A. from the Stanford Graduate School of Business.

Joshua M. Wilson has served as a director of Navidea since September 2022. Mr. Wilson is a seasoned banking and finance executive with more than 23 years of financial services and family office experience. During his career, Mr. Wilson has focused on raising capital and streamlining company operations for profit and non-profit entities, raising more than $500 million. Since June 2022 Mr. Wilson has served as the Chief Executive Officer for the UpSwing Foundation, focusing on raising capital for the vertical construction of UpSwing Foundation’s World Headquarters and overseeing all day-to-day operations of its business in support of the Foundation’s mission of “Connecting People and Catapulting Dreams-Together,” achieved through access to elite athletic facilities, multi-sport training, and scholarship opportunities. Mr. Wilson also currently serves as the Executive Director of G2G Ventures, a Colorado-based single-family office, focusing on the creation of its first four private equity partnership funds with assets in energy, industrial warehousing, biotechnology and biopharmaceuticals. From 2017 to June 2022, Mr. Wilson was State President-CO/WY-AZ-CA of First Western Trust Bank, and from 2011 to 2016, he served as Chief Financial Officer/Family Office Executive of Central Resources, Inc. Prior to that, Mr. Wilson held roles of increasing responsibility at multiple financial institutions, including Market President-Denver of First Western Trust Bank, Senior Vice President of Vectra Private Bank, and Vice President of Bank One/JP Morgan Chase. Mr. Wilson currently serves on the board of directors of Lynx Energy ULC and has prior board experience with First Western Trust. Mr. Wilson received his B.S. in Business Administration from Regis University.

CORPORATE GOVERNANCE

Directors

Set forth below are the names and committee assignments of the persons who constitute our Board of Directors.

Name	Age	Committee(s)

Amit Bhalla	48	Audit

Alexander L. Cappello (Chair)	66	Audit; Compensation, Nominating and Governance

John K. Scott, Jr. (Vice Chair)	67	Compensation, Nominating and Governance

Joshua M. Wilson	45	—

Malcolm G. Witter	68	Audit (Chair); Compensation, Nominating and Governance (Chair)

Director Qualifications

The Board of Directors believes that individuals who serve on the Board should have demonstrated notable or significant achievements in their respective field; should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for Board members which are important to our business and its future:

●

General Management. Directors who have served in senior leadership positions bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on our Board of Directors, are enhanced by their leadership experience developed at businesses or organizations that operated on a global scale, faced significant competition, or involved other evolving business models.

●

Industry Knowledge. Because we are a pharmaceutical development company, education or experience in our industry, including medicine, pharmaceutical development, marketing, distribution, or the regulatory environment, is important because such experience assists our directors in understanding and advising our Company.

●

Business Development/Strategic Planning. Directors who have a background in strategic planning, business development, strategic alliances, mergers and acquisitions, and teamwork and process improvement provide insight into developing and implementing strategies for growing our business.

●

Finance/Accounting/Control. Knowledge of capital markets, capital structure, financial control, audit, reporting, financial planning, and forecasting are important qualities of our directors because such qualities assist in understanding, advising, and overseeing our Company’s capital structure, financing and investing activities, financial reporting, and internal control of such activities.

●

Board Experience/Governance. Directors who have served on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relations of a board to the chief executive officer and other management personnel, the importance of particular agenda and oversight matters, and oversight of a changing mix of strategic, operational, and compliance-related matters.

Board of Directors Meetings

Our Board of Directors held a total of 29 meetings in the fiscal year ended December 31, 2021, and each of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees (if any) on which he or she served. It is our policy that all directors attend the Annual Meeting of Stockholders. However, conflicts and unforeseen events may prevent the attendance of a director, or directors. Due to the public health impact of the ongoing COVID-19 pandemic, the 2021 Annual Meeting of Stockholders was held as a virtual meeting. All then-current members of our Board of Directors attended the 2021 Annual Meeting of Stockholders either in person or via webcast.

Board of Directors Leadership Structure and Role in Risk Oversight

Our Board of Directors has determined that it is generally in the best interests of the Company and its stockholders that the roles of the Chairperson of the Board of Directors (the “Board Chair”) and Chief Executive Officer be held by different individuals within our organization. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Board Chair provides strategic guidance, presides over meetings of the full Board of Directors, and acts as the lead independent director. The Board of Directors believes that this structure helps facilitate the role of the independent directors in the oversight of the Company and the active participation of the independent directors in setting agendas and establishing priorities and procedures that work for the Board of Directors. The Board Chair also acts as a key liaison between the Board of Directors and management. Moreover, in addition to feedback provided during the course of meetings of the Board of Directors, our independent directors have executive sessions led by the Board Chair. Our Board Chair acts as a liaison between the independent directors and the Chief Executive Officer regarding any specific feedback or issues following an executive session of independent directors, provides the Chief Executive Officer with input regarding agenda items for Board of Director and committee meetings, and coordinates with the Chief Executive Officer regarding information to be provided to the independent directors in performing their duties. From time to time, particularly during periods of leadership transition, a lead independent director may be appointed until an independent Board Chair is named. Alexander L. Cappello is our current Board Chair.

The Chief Executive Officer and senior management are responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management, including general oversight of (i) the financial exposure of the Company, (ii) risk exposure as related to overall company portfolio and impact on earnings, (iii), oversight for information technology security and risk, and (iv) all systems, processes, and organizational structures and people responsible for finance and risk functions. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk management issues. Financial risks are overseen by the Audit Committee which meets with management to review the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures. Compensation risks are overseen by the CNG Committee.

Members of the Company’s senior management report to the full Board of Directors about their areas of responsibility, including reports regarding risk within such area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting of risks is conducted as needed or as requested by the Board of Directors or committee.

Additionally, beginning in the first quarter of 2020, the Board of Directors has included in their regular meetings consideration and discussion of the Company’s management during the ongoing COVID-19 pandemic, including with regard to the Company’s operations, financial position and liquidity, communications strategy, personnel management and government affairs engagement, among other items.

Board Oversight Committee

The Board Oversight Committee of the Board of Directors provides support and guidance to the Company’s executive leadership. In November 2021, following the resignation of the Company’s former Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, Jed. A. Latkin, our Board of Directors established an Executive Leadership Committee to lead the Company on an interim basis until its next CEO was identified. The Executive Leadership Committee included Michael S. Rosol, Ph.D., our Chief Medical Officer, Erika L. Eves, our Vice President of Finance and Administration and Jeffrey G. Smith, our Vice President of Operations. Effective October 6, 2022, the Executive Leadership Committee was disbanded, and the Board Oversight Committee now works directly with Dr. Rosol. The current members of the Board Oversight Committee are Alexander L. Cappello and John K. Scott, Jr.

Director Independence

Our Board of Directors has adopted the definition of “independence” as described under the Sarbanes-Oxley Act of 2002, Section 301, Rule 10A-3 under the Exchange Act and Section 803A of the NYSE American Company Guide. Our Board of Directors has determined that the following individuals meet the independence requirements: Messrs. Bhalla, Cappello, Wilson and Witter.

Compensation, Nominating and Governance Committee

The CNG Committee of the Board of Directors discharges the Board’s responsibilities relating to the compensation of the Company's directors, executive officers and associates, identifies and recommends to the Board of Directors nominees for election to the Board, and assists the Board in the implementation of sound corporate governance principles and practices. With respect to its compensation functions, the CNG Committee evaluates and approves executive officer compensation and reviews and makes recommendations to the Board with respect to director compensation, including incentive or equity-based compensation plans; reviews and evaluates any discussion and analysis of executive officer and director compensation included in the Company’s annual report or proxy statement, and prepares and approves any report on executive officer and director compensation for inclusion in the Company’s annual report or proxy statement required by applicable rules and regulations; and monitors and evaluates, at the Committee’s discretion, matters relating to the compensation and benefits structure of the Company and such other domestic and foreign subsidiaries or affiliates, as it deems appropriate. The current members of our CNG Committee are Malcolm G. Witter (Chair), Alexander L. Cappello and John K. Scott, Jr. The CNG Committee held 11 meetings in the fiscal year ended December 31, 2021. The Board of Directors adopted a written Compensation, Nominating and Governance Committee Charter on February 26, 2009. A copy of the Compensation, Nominating and Governance Committee Charter is posted on the Company’s website at www.navidea.com.

The CNG Committee strives to provide fair compensation to executive officers based on their performance and contribution to the Company and to provide incentives that attract and retain key executives, instill a long-term commitment to the Company, and develop a sense of pride and Company ownership, all in a manner consistent with stockholder interests. In addition, the CNG Committee strives to provide fair compensation to directors, taking into consideration compensation paid to directors of comparable companies and the specific duties of each director.

With respect to its nominating and governance functions, the CNG Committee’s purpose is to:

●

Assist the Board of Directors by identifying individuals qualified to become board members, and recommend to the Board of Directors the director nominees whenever directors are to be appointed or elected, whether at the next annual meeting of stockholders or otherwise;

●

Review the qualifications and independence of the members of the Board of Directors and its various committees on a periodic basis and make any recommendations to the Board of Directors which the CNG Committee may deem appropriate concerning any recommended changes in the composition or membership of the Board of Directors, or any of its committees;

●	Develop and recommend to the Board of Directors any policies it may deem appropriate with regard to consideration of director candidates to be recommended to security holders;

●	Develop and recommend to the Board of Directors corporate governance principles applicable to the Company;

●	Conduct the annual review of the performance of the Board of Directors, the committees of the Board of Directors and Company’s executive management;

●	Recommend to the Board of Directors director nominees for each committee; and

●	Develop and recommend to the Board of Directors any policies or processes it may deem appropriate for security holders to send communications to the Board of Directors.

Our directors play a critical role in guiding our strategic direction and overseeing the management of our Company. Board candidates are considered based on various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for long term interests of stockholders, and personal integrity and judgment. In addition, directors must have available time to devote to board activities and to enhance their knowledge of the industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The CNG Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees; however, how a specific nominee contributes to the diversity of the Board of Directors is considered by the CNG Committee in determining candidates for the Board of Directors.

The CNG Committee and the Board of Directors consider diversity by identifying a nominee’s experience and background and determining how such experience and background will complement the overall makeup of the Board of Directors. The CNG Committee and the Board of Directors prefer nominees who will contribute to a board that is diverse in terms of business training, experience across a range of industries, leadership, background, and education. We aim to develop a board whose membership is diverse in many ways, including race, gender, and ethnicity. The Board of Directors recognizes that these attributes can play a role in enhancing the dynamics of a board, and we are committed to continuing to make progress in achieving these goals.

In September 2017, the Board of Directors adopted formal resolutions requiring the Board of Directors to ensure that our board nominees are chosen from a pool that includes female or minority candidates, and affirming its commitment to a policy of inclusiveness to ensure that:

●	Female or minority candidates are routinely sought as part of every board search undertaken by the Company;

●	The Board of Directors strives to obtain diverse candidates by expanding director searches to include nominees from the non-traditional backgrounds, including those in government and academia; and

●	Board composition shall be periodically revisited to ensure that it reflects the knowledge, experience, skills, expertise, and diversity required for the Board of Directors to fulfill its duties.

Our Board of Directors will consider the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible director candidates to be considered by our Board of Directors:

●

such recommendations must be provided to the Board of Directors c/o Corporate Secretary, Navidea Biopharmaceuticals, Inc., 4995 Bradenton Avenue, Suite 240, Dublin, Ohio 43017, in writing at least 120 days prior to the one-year anniversary date of the Company’s proxy statement released to stockholders in connection with the Annual Meeting; provided, however, that if the date of the Annual Meeting is more than 30 days before or after the first anniversary of the most recently concluded annual meeting, such notice shall be delivered to the Company within a reasonable time before the Company begins to print and send its proxy materials, but not more than seven days after the date of the notice of the Annual Meeting.

●	the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Exchange Act;

●	the stockholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate; and

●	the stockholder must follow the procedures set forth in Article III, Section 2 of our Bylaws.

Audit Committee

The Audit Committee of the Board of Directors selects our independent registered public accounting firm with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, and the adequacy of our internal control procedures. The current members of our Audit Committee are Malcolm G. Witter (Chair), Amit Bhalla and Alexander L. Cappello, each of whom is “independent” under Section 803A of the NYSE American Company Guide, and each of whom meets the requirements of an “audit committee financial expert” as set forth in Section 407(d)(5) of Regulation S-K promulgated by the SEC. The Audit Committee held four meetings in the fiscal year ended December 31, 2021. The Board of Directors adopted a written Amended and Restated Audit Committee Charter on April 30, 2004. A copy of the Amended and Restated Audit Committee Charter is posted on the Company’s website at www.navidea.com.

Stockholder Communications

The Company welcomes and seeks stockholder engagement throughout the year. Management, as well as our directors, will answer questions from stockholders during the Annual Meeting, provided that they are submitted in advance of the Annual Meeting via the Internet at www.proxyvote.com. We provide regular updates regarding the Company’s performance and strategic actions to the investor community, and we participate in numerous investor conferences, one-on-one meetings, earnings calls, investor days, and educational investor and analyst conversations. Management also regularly engages with individual investors at investor conferences and industry events and participates in teleconferences. We also communicate with stockholders and other stakeholders through various media, including our annual report, proxy statement and other filings with the SEC, news releases and our website. We believe ongoing stockholder engagement allows us to communicate our strategy and respond effectively to any stockholder concerns.

Stockholders may send communications to our Board of Directors, or to individual directors or executive officers, by mailing communications in writing to Navidea Biopharmaceuticals, Inc., c/o Corporate Secretary, 4995 Bradenton Avenue, Suite 240, Dublin, OH 43017.

Executive Officers

The following individuals are executive officers of Navidea and serve in the positions indicated below:

Name	Age	Position

Michael S. Rosol, Ph.D.	54	Chief Medical Officer

Erika L. Eves	52	Vice President, Finance and Administration

Jeffrey G. Smith	46	Vice President, Operations

Michael S. Rosol, Ph.D., has served as Chief Medical Officer of Navidea since December 2018. Prior to joining Navidea, Dr. Rosol served as Associate Director in the Clinical and Translational Imaging Group at Novartis Institutes for BioMedical Research from November 2016 to December 2018. Before that, he held positions as Senior Director of Business Development at Elucid Bioimaging, Inc. where he drove adoption of its Computer-Aided Phenotyping applications from May 2016 to November 2016, and as Chief Scientific Officer of MediLumine, Inc. from October 2015 to May 2016. Prior to those roles, he was the Head of the Translational Imaging Group at Novartis Pharmaceuticals Group from October 2012 to March 2015. His training and experience lie in the fields of biophysics, physiology, and biological/medical imaging, and his work has focused on cardiovascular imaging, preclinical and clinical imaging instrumentation and applications, animal models of human disease, pathophysiology, biomarkers, and imaging in toxicological and clinical trials. He has also served as faculty in Radiology and Director of two academic research imaging facilities. Dr. Rosol holds a Ph.D. from Boston University School of Medicine.

Erika L. Eves has served as Vice President, Finance and Administration of Navidea since November 2020. Ms. Eves has served the Company in several roles of increasing responsibility beginning in March 1992, including Accounting Clerk, Staff Accountant, Senior Accountant, Controller and Director of Finance and Administration. In addition to directing the financial operations of the Company, she is responsible for internal and external financial reporting including all SEC filings, maintaining a system of internal controls, and managing banking and vendor relationships. Ms. Eves earned a B.S.B.A. in Accounting from The Ohio State University and is a Certified Public Accountant.

Jeffrey G. Smith has served as Vice President, Operations of Navidea since October 2020. Mr. Smith has also held various roles of increasing responsibility at the Company including Associate Director of Financial Planning and Analysis and Director of Corporate Strategy and Development. Prior to joining Navidea in 2012, Mr. Smith held FP&A leadership roles at Cardinal Health, where he completed several M&A deals in expansion of the company’s PET manufacturing and radiopharmacy footprint. His professional career began in Operations Management at Bunge Ltd and General Mills Inc. Mr. Smith earned a B.S. in Chemical Engineering with an Economics minor from The Ohio State University, and an M.B.A. with Financial Management emphasis from Ashland University.

PROPOSAL 2

APPROVAL OF AMENDMENT OF THE 2014 STOCK INCENTIVE PLAN

The 2014 Stock Incentive Plan, as amended (“2014 Plan”), currently provides that an aggregate of 1,750,000 shares of Common Stock are available for awards under the 2014 Plan. Stockholders are being asked to approve an amendment to the 2014 Plan to increase the number of shares of our Common Stock reserved for issuance under the 2014 Plan by 6,000,000 shares. This proposed amendment of the 2014 Plan has been approved by our Board of Directors, subject to approval by our stockholders. If approved by our stockholders at the Annual Meeting, the proposed amendment of the 2014 Plan will become effective as of December 8, 2022.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote during the Annual Meeting will be required to approve this amendment to the 2014 Plan as described in this Proposal 2. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved.

We are requesting stockholders to approve the proposed amendment, which would add 6,000,000 shares to the 2014 Plan. As of October 10, 2022, we had 477,803 shares remaining available for future awards under the 2014 Plan. If this increase is approved, then as of October 10, 2022, we would have had a total of 6,477,803 shares available for future awards under the 2014 Plan. In approving the increase in the number of shares available for issuance under the 2014 Plan, the Board of Directors considered a number of factors, including the following:

●

Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The amendment to the 2014 Plan will allow us to continue to attract, motivate and retain the Company’s officers, key employees, non-employee directors and consultants.

●

On September 9, 2022, the CNG Committee approved and adopted a long-term incentive plan (“LTIP”) for all employees, including the named executive officers. As an added enticement to drive employee retention and align corporate and individual goals, the LTIP will grant stock awards to employees based upon achievement of certain pre-established corporate objectives and goals over the next few years. The total target amount of stock awards that could be issued under the LTIP is 1,500,000 shares of Common Stock.

●

The current amount of shares remaining available for grant under the 2014 Plan is not sufficient in light of our compensation structure, plans and strategy. We believe the additional 6,000,000 shares being sought will ensure that we continue to have a sufficient number of shares authorized and available for future awards under the 2014 Plan.

●

The additional shares will provide the CNG Committee flexibility to grant awards through the expiration of the 2014 Plan on July 16, 2024. Total potential dilution (as a percentage of basic shares of the Company’s common stock outstanding as of October 10, 2022) associated with the 6,000,000 additional shares of the Company’s common stock authorized for grant under the 2014 Plan is approximately 18.7%.

We are asking stockholders to approve the proposed amendment of the 2014 Plan to satisfy NYSE American requirements relating to stockholder approval of equity compensation.

Description of the 2014 Plan

The following is a summary of the key provisions of the 2014 Plan, as proposed to be amended. The following summary of the 2014 Plan does not purport to be a complete description of the 2014 Plan and is qualified in its entirety by reference to the complete text of the 2014 Plan. A copy of the 2014 Plan, as proposed to be amended and restated, is attached as Appendix A to this proxy statement.

Administration. The 2014 Plan is administered by the CNG Committee, or such other committee as the Board of Directors shall appoint from time to time, which shall consist of two or more directors, all of whom are intended to satisfy the requirements for an “outside director” under Code Section 162(m), as applicable, a “non-employee director” within the meaning of SEC Rule 16b-3, and an “independent director” under the rules of the NYSE American. The CNG Committee has the discretion to interpret the 2014 Plan and any award or other agreement employed by the Company in the administration of the 2014 Plan. Subject to the provisions of the 2014 Plan, the CNG Committee has the power to:

●	determine when and to whom awards will be granted;

●	make awards under the 2014 Plan;

●	determine the fair market value of shares or other property, where applicable;

●	determine the terms, conditions, and restrictions applicable to each award and any shares acquired pursuant to such awards;

●	determine how an award will be settled;

●	approve one or more forms of award agreements;

●	amend, modify, extend, cancel, or renew any award or waive any restrictions or conditions applicable to any award or any shares acquired upon the exercise of an award;

●	accelerate, continue, extend, or defer the exercisability of any award or the vesting of any shares acquired upon the exercise of an award;

●	prescribe, amend, or rescind any rules and regulations relating to the administration of the 2014 Plan; and

●	make all other determinations necessary or advisable for the administration of the 2014 Plan.

Notwithstanding the foregoing, the Board of Directors shall perform the functions of the CNG Committee for purposes of granting awards to non-employee directors.

Eligibility. The 2014 Plan gives the CNG Committee full discretion to designate any non-employee director of the Company, employee of the Company or an affiliate, or consultant of the Company or a subsidiary as a participant in the 2014 Plan. The Company currently has five non-employee directors, and the Company and its affiliates currently have approximately 15 employees eligible to participate in the 2014 Plan.

Number of Shares and Limitations. If our stockholders approve the amendment to the 2014 Plan, the total number of shares of Common Stock that will have been reserved under the 2014 Plan will be 7,750,000, all of which may be granted with respect to incentive stock options (subject to adjustment for future stock splits, stock dividends, and similar changes in the capitalization of the Company).

The following shares related to awards are available for issuance again under the 2014 Plan:

●	shares related to awards paid in cash;

●	shares related to awards that expire, are forfeited, are cancelled, or terminate for any other reason without the delivery of the shares;

●	shares equal in number to the shares withheld, surrendered or tendered in payment of the exercise price of an award; and

●	shares tendered or withheld in order to satisfy tax withholding obligations.

The maximum number of shares for which awards may be granted under the 2014 Plan during any calendar year to any one individual may not exceed 250,000 shares. The maximum aggregate cash-based award shall be $5,000,000 per year.

Performance Targets. Awards under the 2014 Plan may be conditioned upon the attainment of performance targets. Awards may be based on any number and type of performance targets that the CNG Committee determines are desirable. The performance measured may be that of the Company, its affiliates, or business units within the Company or affiliates. In setting performance targets, the CNG Committee may assign payout percentages to various levels of performance that will be applied to reduce or increase the payout connected to the award when performance over a performance period either falls short of or exceeds the performance target.

Types of Awards. The types of awards that may be granted under the 2014 Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards.

Subject to certain restrictions applicable to incentive stock options, awards granted under the 2014 Plan will be exercisable by the participants at such times as are determined by the CNG Committee, but in no event may the term of an award be longer than ten years after the date of grant. In addition to the general characteristics of all of the awards described above, the basic characteristics of awards that may be granted under the 2014 Plan are as follows:

Incentive and Nonqualified Stock Options (“ISOs” and “NSOs”). Both incentive and nonqualified stock options may be granted to participants at such exercise prices as the CNG Committee may determine, but the exercise price for any option may not be less than 100% of the fair market value (as defined in the 2014 Plan) of a share of common stock of the Company as of the date the option is granted. Stock options may be granted and exercised at such times as the CNG Committee may determine, except that (a) ISOs may be granted only to employees, (b) no ISOs may be granted more than ten years after the effective date of the 2014 Plan, (c) an option shall not be exercisable more than ten years after the date of grant, and (d) the aggregate grant date fair market value of the shares of common stock of the Company with respect to which ISOs granted under the 2014 Plan and any other plan of the Company first become exercisable in any calendar year for any employee may not exceed $100,000. Additional restrictions apply to an ISO granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company. As of the Record Date, the closing price of a share of Common Stock was $0.25.

The purchase price payable upon exercise of options generally may be paid in any of the following methods:

●	in cash;

●

by authorizing a third party with which the optionee has a brokerage or similar account to sell the shares (or a sufficient portion of such shares) acquired upon the exercise of the option and remit to the Company a portion of the sale proceeds sufficient to pay the entire option exercise price;

●	by delivering shares that have an aggregate fair market value on the date of exercise equal to the option exercise price;

●

by authorizing the Company to withhold from the total number of shares as to which the option is being exercised the number of shares having a fair market value on the date of exercise equal to the aggregate option exercise price for the total number of shares as to which the option is being exercised;

●	by such other means by which the CNG Committee determines to be consistent with the purpose of the 2014 Plan and applicable law; or

●	any combination of items listed above.

Stock Appreciation Rights (“SARs”). The value of a SAR granted to a participant is determined by the appreciation in the number of shares of common stock of the Company subject to the SAR during its term, subject to any limitations upon the amount or percentage of total appreciation that the CNG Committee may determine at the time the right is granted. The participant receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the SAR is exercised, exceeds a price specified by the CNG Committee at the time the right is granted. The price specified by the CNG Committee must be at least 100% of the fair market value of the specified number of shares of common stock of the Company to which the right relates, determined as of the date the SAR is granted. A SAR may be granted in connection with a previously or contemporaneously granted option, or independent of any option. A SAR may be paid in cash, shares of common stock of the Company or a combination of cash and shares as determined by the CNG Committee. No SAR may be exercised more than ten years after its date of grant.

Restricted Stock and Restricted Stock Units (“RSUs”). The CNG Committee may grant participants awards of restricted stock and RSUs. Restricted stock involves the granting of shares to participants subject to restrictions on transferability and any other restrictions the Committee may impose. The restrictions lapse if either the holder continues to perform services to the Company or its affiliates for a specified period of time established by the CNG Committee under the applicable award agreement or satisfies other restrictions, including performance-based restrictions, during the period of time established by the CNG Committee. RSUs are similar to restricted stock except that no shares actually are awarded to the participant on the date of grant, and the holder typically does not enjoy any stockholder rights with respect to the units. Restricted stock awards are settled in shares. RSU awards may be settled in cash, shares, or a combination of cash and shares, as determined by the CNG Committee and provided in the applicable award agreement.

Performance Shares. The CNG Committee may grant participants awards of performance shares. The period of time over which performance targets are measured will be of such duration as the CNG Committee shall determine in an award agreement. Upon satisfaction of the applicable performance targets during the performance period, the participant will be entitled to receive shares of common stock of the Company.

Performance Units. The CNG Committee may grant participants awards of performance units. The period of time over which the performance goals are measured will be no less than two years, unless otherwise determined by the CNG Committee in an award agreement. Upon satisfaction of the applicable performance targets during the performance period, the participant will be entitled to receive either shares, cash, or a combination of shares and cash as determined by the CNG Committee in an award agreement.

Cash-Based Awards. Cash-based awards entitle the participants to payments of amounts of cash determined by the CNG Committee based upon the achievement of specified performance targets during a specified performance period, which typically will be one year unless otherwise determined by the CNG Committee. Each cash-based award will have its value determined by the CNG Committee.

Other Stock-Based Awards. The CNG Committee may also grant other awards that are valued in whole or in part by reference to, or are otherwise based on and/or payable in, shares of common stock of the Company. Other stock-based awards are a catch-all category to provide for awards of stock-based compensation that do not fit within the scope of the other specifically described types of awards. Payments with respect to other stock-based awards may be made in cash, shares, or a combination of cash and shares as determined by the CNG Committee. The CNG Committee has the discretion to determine the terms and conditions of these other stock-based awards.

Transferability. In general, awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. Except as otherwise provided in the 2014 Plan, all rights with respect to an award granted to a participant shall be available during his or her lifetime only to such participant. Notwithstanding the foregoing, a participant, at any time prior to his death, may assign all or any portion of an NSO or SAR to:

●	the participant’s spouse or lineal descendant;

●	the trustee of a trust for the primary benefit of the participant’s spouse or lineal descendant; or

●	a tax-exempt organization as described in Internal Revenue Code Section 501(c)(3).

Notwithstanding the foregoing, non-employee directors may assign all or any portion of any award granted to them to assignees described above. In the event of an assignment, the spouse, lineal descendant, trustee or tax-exempt organization shall be entitled to all of the rights of the participant with respect to the assigned portion of such award, and such portion of the award shall continue to be subject to all of the terms, conditions and restrictions applicable to the award as set forth in the 2014 Plan and in the related award agreement, immediately prior to the effective date of the assignment. Any such assignment shall be permitted only if (i) the participant does not receive any consideration therefore, and (ii) the assignment is expressly approved by the Committee or its delegate. Further notwithstanding the foregoing, no incentive stock option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent or distribution.

Duration, Adjustments, Modifications, Terminations. The 2014 Plan will remain in effect until July 16, 2024, or until the 2014 Plan is terminated as described below.

In the event of a recapitalization, stock split, reverse stock split, spin-off, spin-out or other distribution of assets to stockholders, stock distributions or combinations of shares, payment of stock dividends, other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, or any other occurrence for which the CNG Committee determines an adjustment is appropriate, the CNG Committee shall equitably adjust the number and type of shares available for awards or the number and type of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and provisions regarding payment with respect to outstanding awards. The CNG Committee has the discretion to make similar adjustments in connection with other changes in the Company’s capitalization, including due to a merger, reorganization, or consolidation.

The 2014 Plan also gives the Board of Directors and the CNG Committee the right to terminate, suspend or amend the 2014 Plan without the authorization of stockholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, insofar as stockholder approval thereof is required in order for the 2014 Plan to continue to satisfy the requirements of SEC Rule 16b-3, or the rules of any applicable stock exchange. No termination, suspension or amendment of the 2014 Plan shall adversely affect any right acquired by any participant under an award granted before the date of such termination, suspension or amendment, unless such participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

In no event may a stock option or SAR be amended or modified to decrease the exercise price thereof or be cancelled in exchange for cash or otherwise be subject to any action that would be treated for accounting purposes as a “repricing,” unless such action is approved by the stockholders.

Upon a change in control, all outstanding awards shall become fully exercisable and all restrictions thereon shall terminate; provided, however, that notwithstanding the above, with respect to performance shares, performance units, cash-based awards, and other stock-based awards, the Committee shall determine and provide through an award agreement or other means the extent of vesting and the treatment of partially completed performance periods for any such performance shares, performance units, cash-based awards, and other stock-based awards outstanding upon a change in control. Further, the CNG Committee, as constituted before such change in control, is authorized, and has sole discretion, as to any award, either at the time such award is granted or any time thereafter, to take any one or more of the following actions:

●

provide for the cancellation of any such award for an amount of cash equal to the difference between the exercise price and the then fair market value of the shares covered thereby had such award been currently exercisable;

●	make such adjustment to any such award then outstanding as the CNG Committee deems appropriate to reflect such change in control; or

●	cause any such award then outstanding to be assumed, by the acquiring or surviving corporation, after such change in control.

Federal Income Tax Considerations. The following discussion is designed to provide only a brief, general summary description of the United States federal income tax consequences associated with the awards made under the 2014 Plan, based on a good faith interpretation of the current federal income tax laws, regulations and judicial and administrative interpretations, which are subject to change at any time and may be changed with retroactive effect. The following discussion is presented for the information of stockholders considering how to vote on this proposal and not for 2014 Plan participants, and it does not set forth any income tax consequences of any state, local or foreign jurisdiction that may apply.

Nonqualified Stock Options. A participant will have no taxable income, and the Company will not be entitled to any related deduction, at the time a NSO is granted under the 2014 Plan. At the time of exercise of NSOs, the participant will realize ordinary income, and the Company will be entitled to a deduction equal to the excess of the fair market value of the stock on the date of exercise over the option exercise price. Upon disposition of the shares, any additional gain or loss realized by the participant will be taxed as a capital gain or loss if the shares are held for at least one year. If the participant is an employee or former employee, the Company will be required to withhold from participant’s compensation or collect from participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of the ordinary income at the time of exercise.

Incentive Stock Options. A participant will have no taxable income, and the Company will not be entitled to any related deduction, at the time an ISO is granted under the 2014 Plan. If a participant disposes of shares acquired from the exercise of an ISO no earlier than (a) two years after the grant of the option and (b) one year after the exercise of the option (both (a) and (b) collectively referred to as the “Holding Periods”), then no taxable income will result upon the exercise of such ISO, and the Company will not be entitled to any deduction in connection with such exercise; provided, however, that the excess of the fair market value of the shares on the date of exercise over the option exercise price, if any, will be treated as an adjustment to the alternative minimum tax for United States federal income tax purposes and may subject the participant to the alternative minimum tax in the year of exercise. Upon disposition of the shares after expiration of the Holding Periods, any gain or loss realized by a participant will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a participant after the expiration of the Holding Periods.

Except in the event of death, if the participant disposes of the shares before the end of the Holding Periods (a “Disqualifying Disposition”), such participant will recognize a gain (taxable at ordinary income tax rates) which equals the lesser of (a) the difference between the fair market value on the exercise date and the option exercise price, or (b) the difference between the sale price of the shares and the option exercise price on the date of sale. The balance, if any, will be taxed as short-term or long-term capital gain, depending upon how long the participant held the shares. The Company will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized as ordinary income. If the participant pays the option exercise price with shares that were originally acquired pursuant to the exercise of an ISO and the Holding Periods for such shares have not been met, the participant will be treated as having made a Disqualifying Disposition of such shares, and the tax consequence of such Disqualifying Disposition will be as described above.

For alternative minimum tax purposes, an ISO will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed previously.

Stock Appreciation Rights. There will be no federal income tax consequences to either the participant or the Company upon the grant of an SAR. The participant, however, generally must recognize ordinary taxable income upon the exercise or surrender of an SAR in an amount equal to the fair market value (on the date of exercise) of the shares exercised, less the exercise price. Gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be a capital gain or loss.

Restricted Stock. Unless the participant files an election to be taxed under Code Section 83(b), the participant will not realize income upon the grant of restricted stock. Instead, the participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions lapse. The amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions lapse. If the participant files an election to be taxed under Code Section 83(b), the tax consequences to the participant and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the lapse of the restrictions.

When the participant disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the participant realizes ordinary income will be treated as a capital gain or loss.

Restricted Stock Units. A recipient of RSUs will not recognize taxable income upon the award of RSUs, and the Company will not be entitled to a deduction at such time. Upon payment or settlement of a RSU award, the participant will recognize ordinary income equal to the value of the shares or cash received and the Company will be entitled to a corresponding deduction. Upon disposition of shares received by a participant in payment of an award, the participant will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the participant.

Performance Shares, Performance Units, and Cash-Based Awards. Generally, the participant will not realize taxable income on the date of grant of a performance share, performance unit, or cash-based award. Instead, the participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares, or a combination of cash and shares are delivered to the participant in payment of the award. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares received, if any, on the date of issuance. Upon disposition of shares received by a participant in payment of an award, the participant will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the participant.

Code Section 162(m). Code Section 162(m) disallows the deduction of certain compensation in excess of $1 million per year payable to any of the “covered employees” of a public company. The CNG Committee has granted awards under the 2014 Plan that were intended to be exempt from the $1 million deduction limit of Code Section 162(m). However, as a result of changes to Code Section 162(m) pursuant to the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, compensation paid in 2018 or a later fiscal year to one of our covered employees generally will not be deductible by the Company to the extent that it exceeds $1 million, except as otherwise permitted by applicable transition rules.

Code Section 409A. Code Section 409A provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts. The 2014 Plan has been designed so that awards should comply with an exception to Code Section 409A. Certain terms have been defined in a manner so that if awards are subject to Code Section 409A, they should comply with Code Section 409A.

Forfeiture. The CNG Committee may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of service for cause or any act by a participant, whether before or after termination of service, that would constitute cause for termination of service.

Over/Under Payments. If any participant or beneficiary receives an underpayment of shares or cash payable under the terms of any award, payment of any such shortfall shall be made as soon as administratively practicable. If any participant or beneficiary receives an overpayment of shares or cash payable under the terms of any award for any reason, the CNG Committee or its delegate shall have the right, in its sole discretion, to take whatever action it deems appropriate, including but not limited to the right to require repayment of such amount or to reduce future payments under the 2014 Plan, to recover any such overpayment. Notwithstanding the foregoing, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and if the participant knowingly or through gross negligence engaged in the misconduct, or knowingly or through gross negligence failed to prevent the misconduct, or if the participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the participant shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the SEC of the financial document embodying such financial reporting requirement.

Withholding. The 2014 Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. The 2014 Plan also permits the Company to require a participant to remit to the Company an amount sufficient to satisfy any required withholding taxes. In lieu of cash, the CNG Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

Registration with the Securities and Exchange Commission

After approval of the amendment to the 2014 Plan by our stockholders, we intend to file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to the additional shares reserved for issuance under the 2014 Plan.

New Plan Benefits

The granting of awards under the 2014 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than the annual grant of unrestricted and restricted common stock to our non-employee directors and the target amount of stock awards that our employees may earn under the LTIP (in each case, as set forth in the table below). The CNG Committee has adopted an LTIP under which employees of the Company are entitled to receive stock awards based on the achievement of pre-established corporate objectives and goals related to financing and FDA and EMA regulatory milestones for RA (NAV3-33) over a 40-month performance period. The Committee has established a target amount of stock awards that each participant may receive under the LTIP upon achievement of the performance milestones. If our stockholders do not approve the amendment to the 2014 Plan, we will not be able to issue the full target amount of stock awards to our employees if the remaining performance milestones are achieved under the LTIP.

Name and Position	Dollar Value ($)	Number of Shares
Michael S. Rosol, Chief Medical Officer	—	247,000	(1)
Erika L. Eves, Vice President, Finance & Administration	—	114,000	(1)
Jeffrey G. Smith, Vice President, Operations	—	114,000	(1)
All executive officers as a group	—	475,000	(1)
All non-executive directors as a group	—	300,000
All employees (other than executive officers) as a group	—	864,500	(1)

(1)	Represents the total amount of shares of Common Stock that may be earned under the LTIP, after deducting the stock awards issued to participants under the LTIP on September 9, 2022.

Equity Compensation Plan Information

Additional information concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements as of December 31, 2021 is set forth in the table titled “Equity Compensation Plan Information” on page 36 of this proxy statement.

Our Board of Directors recommends a vote “FOR” approval of the amendment of the 2014 Stock Incentive Plan

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program. The CNG Committee of the Board of Directors is responsible for establishing and implementing our compensation policies applicable to senior executives and monitoring our compensation practices. The CNG Committee seeks to maintain compensation plans that are fair, reasonable and competitive. The CNG Committee is responsible for reviewing and approving senior executive compensation, awards under our cash bonus plan, and awards under our equity-based compensation plans.

Philosophy and Goals of Executive Compensation Plans. The CNG Committee’s philosophy for executive compensation is to:

●

Pay for performance: The CNG Committee believes that our executives should be compensated based upon their ability to achieve specific operational and strategic results. Therefore, our compensation plans are designed to provide rewards for the individual’s contribution to our performance.

●

Pay commensurate with other companies categorized as value creators: The CNG Committee has set a goal that the Company should move toward compensation levels for senior executives that are, at a minimum, at the 40th to 60th percentile for similar executives in the workforce while taking into account current market conditions and Company performance. This allows us to attract, hire, reward and retain senior executives who formulate and execute our strategic plans and drive exceptional results.

To assess whether our programs are competitive, the CNG Committee reviews compensation information of peer companies, national data and trends in executive compensation to help determine the appropriateness of our plans and compensation levels. These reviews, and the CNG Committee’s commitment to pay for performance, become the basis for the CNG Committee’s decisions on compensation plans and individual executive compensation payments.

The CNG Committee has approved a variety of programs that work together to provide a combination of basic compensation and strong incentives. While it is important for us to provide certain base level salaries and benefits to remain competitive, the CNG Committee’s objective is to provide compensation plans with incentive opportunities that motivate and reward executives for consistently achieving superior results. The CNG Committee designs our compensation plans to:

●	Reward executives based upon overall company performance, their individual contributions and creation of stockholder value;

●	Encourage executives to make a long-term commitment to our Company; and

●	Align executive incentive plans with the long-term interests of stockholders.

The CNG Committee reviews senior executive compensation levels at least annually. During the review process, the CNG Committee addresses the following questions:

●	Do any existing compensation plans need to be adjusted to reflect changes in competitive practices, different market circumstances or changes to our strategic initiatives?

●	Should any existing compensation plans be eliminated or new plans be added to the executive compensation programs?

●	What are the compensation-related objectives for our compensation plans for the upcoming fiscal year?

●	Based upon individual performance, what compensation modifications should be made to provide incentives for senior executives to perform at superior levels?

In addressing these questions, the CNG Committee considers input from management, outside compensation experts and published surveys of compensation levels and practices.

The CNG Committee does not believe that our compensation policies and practices for our employees give rise to risks that are reasonably likely to have a material adverse effect on the Company. Our incentive-based compensation goals are generally tied to product development goals (e.g., clinical trial progress or regulatory milestones) or Company financial goals (e.g., budgeted expense targets or business partnerships). The CNG Committee believes that the existence of these performance incentives creates a strong motivation for Company employees to contribute towards the achievement of strong, sustainable performance, and believes that the Company has a strong set of internal controls that minimize the risk that financial performance can be misstated in order to achieve incentive compensation payouts.

In addition to the aforementioned considerations, the CNG Committee also takes into account the outcome of stockholder advisory (“say-on-pay”) votes on the compensation of our Chief Executive Officer and our next two highest-paid executive officers (the “Named Executive Officers”). At the Annual Meeting of Stockholders held on September 14, 2021, approximately 79% of our stockholders who cast a ballot voted in favor of the resolution relating to the compensation of our Named Executive Officers. The CNG Committee believes this vote affirmed our stockholders’ support of the Company’s executive compensation program. The CNG Committee will continue to consider the results of future say-on-pay votes when making future compensation decisions for the executive officers. The Company currently holds an advisory vote to approve the compensation of the Company’s Named Executive Officers every two years. The two-year frequency of advisory “say-on-pay” votes will continue until the next required vote on the frequency of advisory votes on executive compensation at the Company’s Annual Meeting of Stockholders to be held in 2023.

Scope of Authority of the CNG Committee. The Board of Directors has authorized the CNG Committee to establish the compensation programs for all executive officers and to provide oversight for compliance with our compensation philosophy. Annually, the CNG Committee recommends the compensation for our executive officers, including objectives and awards under incentive plans. The Chief Executive Officer provides input for the CNG Committee regarding the performance and appropriate compensation of the other officers. The CNG Committee gives considerable weight to the Chief Executive Officer’s evaluation of the other officers because of his or her direct knowledge of each officer’s performance and contributions. The CNG Committee also makes recommendations to the Board of Directors on appropriate compensation for the non-employee directors. In addition to overseeing the compensation of executive officers, the CNG Committee recommends or approves awards under short-term cash incentive and long-term equity-based compensation plans for all other employees. For more information on the CNG Committee’s role, see the CNG Committee’s charter, which can be found on our website at www.navidea.com.

Independent Compensation Expertise. The CNG Committee is authorized to periodically retain independent experts to assist in evaluating executive compensation plans and in setting executive compensation levels. These experts provide information on trends and best practices so the CNG Committee can formulate ongoing plans for executive compensation. The CNG Committee retained Board Advisory, LLC (“Board Advisory”) as its independent consultant to assist in the determination of the reasonableness and competitiveness of the compensation levels of its Named Executive Officers and Board of Directors for fiscal 2021. No conflict of interest exists that would prevent Board Advisory from serving as independent consultant to the CNG Committee.

For fiscal 2021, Board Advisory performed a benchmark compensation review of our key executive positions, including our Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer, Chief Medical Officer, Chief Business Officer, and our Board of Directors. Board Advisory utilized published survey and proxy reported data from compensation peers, with market data aged to January 1, 2021, by an annualized rate of 3.0%, the expected pay increase in 2021 for executives in the life sciences industry.

In evaluating appropriate executive compensation, it is common practice to set targets at a point within the competitive marketplace. The CNG Committee sets its competitive compensation levels based upon its compensation philosophy. Following completion of the Board Advisory study for 2021, the CNG Committee noted that the total cash compensation of our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer was between the 50th and 75th percentile for an established peer group of companies. The CNG Committee also noted that the total cash compensation of our Chief Medical Officer was below the 25th percentile, and the total cash compensation of our Chief Business Officer was between the 25th and 50th percentile for these positions.

Peer Group Companies. As part of their review, Board Advisory surveyed the compensation levels at specific competitive benchmark companies. With input from management, Board Advisory chose the peer companies because they are developmental life sciences companies and are similar to Navidea in revenue, invested capital, market capitalization, and employees. The selected peer group companies have invested capital of less than four times that of Navidea, or approximately $375 million, and have comparable key executive positions. While the specific plans for these companies may or may not be used, it is helpful to review their compensation data to provide benchmarks for the overall compensation levels that will be used to attract, hire, retain and motivate our executives.

As competitors and similarly situated companies that compete for the same executive talent, the CNG Committee determined that the following peer group companies most closely matched the responsibilities and requirements of our executives:

Actinium Pharmaceuticals, Inc.	Curis	NanoViricides
Adaptimmune Therapeutics	CytoDyn Inc.	Neoleukin Therapeutics, Inc.
Advaxis	CytomX Therapeutics, Inc.	Northwest Biotherapeutics, Inc.
aTyr Pharma Inc.	Fate Therapeutics	OncoSec Medical Incorporated
Avid Bioservices, Inc.	Fortress Biotech	PDL Biopharma
Bellicum Pharmaceuticals, Inc.	Genocea Biosciences, Inc.	Phio Pharmaceuticals Corp.
Calithera Biosciences, Inc.	GeoVax Labs, Inc.	Prothena
CEL-SCI	Idera Pharmaceuticals	Regulus Therapeutics, Inc.
Checkpoint Therapeutics, Inc.	Inovio Pharmaceuticals	Selecta Biosciences, Inc.
ChemoCentryx	Lineage Cell Therapeutics, Inc.	Sorrento Therapeutics, Inc.
Cidara Therapeutics, Inc.	Lumos Pharma, Inc.	T2 Biosystems, Inc.
ContraFect Corporation	Marker Therapeutics, Inc.	Ziopharm Oncology
Corvus Pharmaceuticals

Board Advisory used the publicly available compensation information for these companies to analyze our competitive position in the industry. Base salaries and short-term and long-term incentive plans of the executives of these companies were reviewed to provide background and perspective in analyzing the compensation levels for our executives.

Specific Elements of Executive Compensation

Base Salary. Base salaries for senior executives are set using the CNG Committee’s philosophy that compensation should be competitive and based upon performance. Executives should expect that their base salaries, coupled with a cash bonus award, would provide them the opportunity to be compensated at or above the competitive market at the 40th to 60th percentile.

Based on competitive reviews of similar positions, industry salary trends, overall company results and individual performance, salary increases may be approved from time to time. The CNG Committee reviews and approves base salaries of all executive officers. In setting specific base salaries for fiscal 2021, the CNG Committee considered published proxy data for similar positions at peer group companies.

The following table shows the changes in base salaries for the Named Executive Officers that were approved for fiscal 2021 compared to the approved salaries for fiscal 2020:

Named Executive Officer	Fiscal 2021 Base Salary(a)	Fiscal 2020 Base Salary(a)	Change
Michael S. Rosol, Ph.D. (b)	$240,000	$225,000	6.7%
Michel Mikhail, Ph.D. (c)	225,000	—	—%
Erika L. Eves	156,200	156,200	—%
Jed A. Latkin (d)	—	490,000	—%
Joel H. Kaufman (e)	—	230,000	—%

(a)

The amount shown for fiscal 2021 and 2020 is the approved annual salary of the Named Executive Officer in effect at the end of each year. The actual amount paid to the Named Executive Officer during fiscal 2021 and 2020 is shown under “Salary” in the Summary Compensation table below.

(b)	Dr. Rosol received an increase in base salary effective March 1, 2021.
(c)	Dr. Mikhail commenced employment with the Company effective October 1, 2021 and separated from the Company effective April 1, 2022.
(d)	Mr. Latkin separated from the Company effective October 24, 2021.
(e)	Mr. Kaufman separated from the Company effective May 7, 2021.

The following table shows the base salaries for our current Named Executive Officers that were approved in September 2022 for fiscal 2022 compared to the approved salaries for fiscal 2021:

Named Executive Officer	Fiscal 2022 Base Salary	Fiscal 2021 Base Salary	Change
Michael S. Rosol, Ph.D.	$325,000	$240,000	35.4%
Erika L. Eves	175,000	156,200	12.0%

Short-Term Incentive Compensation. Our executive officers, along with our other employees, are eligible to participate in our annual cash bonus program, which has four primary objectives:

●	Attract, retain and motivate top-quality executives who can add significant value to the Company;

●	Create an incentive compensation opportunity that is an integral part of the employee’s total compensation program;

●	Reward participants’ contributions to the achievement of our business results; and

●	Provide an incentive for individuals to achieve corporate objectives that are tied to our strategic goals.

The cash bonus compensation plan provides each participant with an opportunity to receive an annual cash bonus based on our Company’s performance during the fiscal year. Cash bonus targets for senior executives are determined as a percentage of base salary, based in part on published proxy data for similar positions at peer group companies. The following are the key provisions of the cash bonus compensation plan for our Named Executive Officers:

●

The plan is administered by the CNG Committee, which has the power and authority to establish, adjust, pay or decline to pay the cash bonus for each participant, including the power and authority to increase or decrease the cash bonus otherwise payable to a participant. However, the Committee does not have the power to increase, or make adjustments that would have the effect of increasing, the cash bonus otherwise payable to any executive officer.

●	The CNG Committee is responsible for specifying the terms and conditions for earning cash bonuses, including establishing specific performance objectives.

●

As soon as reasonably practicable after the end of each fiscal year, the CNG Committee determines whether and to what extent each specified business performance objective has been achieved and the amount of the cash bonus to be paid to each participant.

For fiscal 2021, the cash bonus for each executive officer was a function of the designated target bonus amount and certain business performance objectives, weighted as a percentage of the total target amount. The business performance objectives established for fiscal 2021 were as follows:

●	Achievement of various clinical development goals, subject to a maximum 50% reduction of bonus if not achieved, including:

o	Advance commercialization programs in diagnostic and therapeutic indications;

o	Achieve specified milestones in clinical trials for RA imaging indications;

o	Advance dose-optimization feasibility study in atherosclerosis;

o	Complete work on Ga[68] in atherosclerotic plaque grant; and

o	Achieve specified milestones in pre-clinical therapeutic activities.

●	Achievement of various business development goals, subject to a maximum 35% reduction of bonus if not achieved, including:

o	Finalize terms of an RA commercialization partnership agreement with an established pharma company;

o	Qualify a new drug substance manufacturer;

o	Select and initiate qualification of a new drug product manufacturer;

o	Establish a partnership or distribution network for Lymphoseek in the EU; and

o	Obtain regulatory approval for Lymphoseek in India.

●	Achievement of various financial management goals, subject to a maximum 10% reduction of bonus if not achieved, including:

o	Maintain compliance with NYSE American listing standards;

o	Maintain a clean audit with no going concern language; and

o	Adhere to the 2021 corporate budget to within 5% of budgeted operating expenses.

●	Achievement of various intellectual property goals, subject to a maximum 5% reduction of bonus if not achieved, including:

o	File one specified provisional patent.

For fiscal 2021, the Board of Directors determined the cash bonus targets for Named Executive Officers as follows:

Named Executive Officer	Target Cash Bonus (% of Salary)	Target Cash Bonus ($ Amount) (a)
Michael S. Rosol, Ph.D.	35.0%	$84,000
Michel Mikhail, Ph.D.	35.0%	78,750
Erika L. Eves	25.0%	39,050
Jed A. Latkin	75.0%	367,500
Joel H. Kaufman	35.0%	80,500

(a)

Cash bonus awards related to fiscal 2021 were pro-rated based on the weighted average amount of base salary and time served during 2021. Dr. Rosol received an increase in his base salary effective March 1, 2021, and Dr. Mikhail commenced employment with the Company effective October 1, 2021.

On January 5, 2022, the Board of Directors determined the amounts to be awarded as 2021 bonuses to all employees, including the Named Executive Officers. The Board of Directors recognized the achievement of approximately 76% of 2021 bonus goals and thus awarded bonuses at 76% of target amounts for all employees, including the Named Executive Officers, to be paid in cash 50% immediately and 50% following successful fundraising. Employees who separated from the Company during 2021, including Mr. Latkin and Mr. Kaufman, did not receive a cash bonus award related to fiscal 2021.

Long-Term Incentive Compensation. All Company employees are eligible to receive equity awards in the form of stock options or restricted stock. Equity instruments awarded under the Company’s equity-based compensation plan are based on the following criteria:

●	Analysis of competitive information for comparable positions;

●	Evaluation of the value added to the Company by hiring or retaining specific employees; and

●	Each employee’s long-term potential contributions to our Company.

Although equity awards may be made at any time as determined by the CNG Committee, they are generally made to all full-time employees once per year, or on the recipient’s hire date in the case of new-hire grants.

Equity-based compensation is an effective method to align the interests of stockholders and management and focus management’s attention on long-term results. When awarding equity-based compensation the CNG Committee considers the impact the participant can have on our overall performance, strategic direction, financial results and stockholder value. Therefore, equity awards are primarily based upon the participant’s position in the organization, competitive necessity and individual performance. Stock option awards have vesting schedules over several years to promote long-term performance and retention of the recipient, and restricted stock awards may include specific performance criteria for vesting or vest over a specified period of time.

In February 2021, the Company awarded options to purchase 25,000, 12,500, 100,000 and 25,000 shares of Common Stock to Dr. Rosol, Ms. Eves, Mr. Latkin and Mr. Kaufman, respectively, as part of their annual compensation packages. The options have an exercise price of $2.56 per share, and vest as to one-third of the options on each of the first three anniversaries of the date of grant. The options will expire on the tenth anniversary of the date of grant.

In November 2021, the Company awarded options to purchase 75,000 shares of Common Stock to Dr. Mikhail in connection with his employment as Chief Regulatory Officer. The options have an exercise price of $1.37 per share, and vest as to one-third of the options on each of the first three anniversaries of the date of grant. The options will expire on the tenth anniversary of the date of grant.

In December 2021, the Company awarded options to purchase 100,000 shares of Common Stock to Dr. Rosol. The options have an exercise price of $1.08 per share, and vest quarterly over four years beginning on April 1, 2022. The options will expire on the tenth anniversary of the date of grant.

Other Benefits and Perquisites. The Named Executive Officers are generally eligible to participate in other benefit plans on the same terms as other employees. These plans include medical, dental, vision, disability and life insurance benefits, and our 401(k) retirement savings plan (the “401(k) Plan”).

Our paid time off (“PTO”) policy allows employees to carry up to 40 hours of unused PTO time forward to the next fiscal year. Any unused PTO time in excess of the amount eligible for rollover is generally forfeited.

We pay group life insurance premiums on behalf of all employees, including the Named Executive Officers. The benefit provides life insurance coverage at two times the employee’s annual salary plus $10,000, up to a maximum of $400,000.

We also pay group long-term disability insurance premiums on behalf of all employees, including the Named Executive Officers. The benefit provides long-term disability insurance coverage at 60% of the employee’s annual salary, up to a maximum of $10,000 per month, beginning 180 days after the date of disability and continuing through age 65.

401(k) Retirement Plan. All employees are given an opportunity to participate in our 401(k) Plan following a new-hire waiting period. Under the 401(k) Plan, participants may have pre-tax amounts, or post-tax amounts under a Roth option, withheld from their pay and provides for a discretionary employer matching contribution (currently, a 100% match up to 6% of salary in the form of our Common Stock). Participants may invest their contributions in various fund options, but are prohibited from investing their contributions in our Common Stock. Participants are immediately vested in both their contributions and Company matching contributions. The 401(k) Plan qualifies under section 401 of the Internal Revenue Code, which provides that employee and company contributions and income earned on contributions are not taxable to the employee until withdrawn from the Plan, and that we may deduct our contributions when made.

Employment Agreement and Separation Agreement with Mr. Latkin

Effective July 27, 2020 through October 24, 2021, Mr. Latkin was employed under an employment agreement that provided for an annual base salary of $490,000. For the fiscal year ending December 31, 2021, the CNG Committee determined that the maximum bonus payment to Mr. Latkin would be $367,500. No bonus was paid to Mr. Latkin due to his resignation prior to payment of bonuses in 2022.

On November 23, 2021, Mr. Latkin signed a Separation Agreement and General Release (the “Separation Agreement”) in connection with his resignation from his position as Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, and as a director, on October 24, 2021 (the “Separation Date”). Pursuant to the Separation Agreement, among other things, the Company agreed to provide Mr. Latkin with certain separation benefits, commencing on the “Effective Date,” defined as the eighth day after Mr. Latkin signs, without revoking, the Separation Agreement. These separation benefits include continued payment of Mr. Latkin’s base salary of $490,000, less all relevant taxes and other withholdings, on the following basis: (i) for 12 months, 100% of his base salary, minus an aggregate $24,000 deducted monthly pro rata for reimbursement of Mr. Latkin’s attorney fees which were paid by the Company, and (ii) for 10 months following the expiration of the first 12-month period, 50% of his base salary. On the Effective Date, each of Mr. Latkin’s unvested stock options vested, and all of his vested stock options (covering 69,918 shares) and previously unvested options (covering 333,332 shares) may be exercised by Mr. Latkin on or before the earlier of the fifth anniversary of the Separation Date and the original expiration date. On the Effective Date, each of Mr. Latkin’s 33,333 outstanding unvested restricted stock units became fully vested, and all of such restricted stock units were settled within thirty days after the Separation Date, less applicable withholding in shares of common stock. The Company also agreed to reimburse Mr. Latkin for expenses incurred pursuant to Company policy. For purposes of assistance provided in certain litigation matters, the Company agreed to pay Mr. Latkin $250 per hour, subject to certain limitations. Mr. Latkin will also be entitled to receive, subject to his timely execution and non-revocation of the Separation Agreement, a payment equal to up to one percent of total capital raised during the twenty-two months following the Separation Date through one of two investment banking firms introduced to the Company by Mr. Latkin, less relevant taxes and withholdings and subject to certain payment terms. In addition, Mr. Latkin and the Company generally released each other from any and all claims each may have against the other.

Report of Compensation, Nominating and Governance Committee

The CNG Committee is responsible for establishing, reviewing and approving the Company’s compensation philosophy and policies, reviewing and making recommendations to the Board regarding forms of compensation provided to the Company’s directors and officers, reviewing and determining cash and equity awards for the Company’s officers and other employees, and administering the Company’s equity incentive plans.

In this context, the CNG Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this annual report on Form 10-K. In reliance on the review and discussions referred to above, the CNG Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in this annual report on Form 10-K for filing with the SEC.

The Compensation, Nominating
and Governance Committee

Malcolm G. Witter (Chair)
Alexander L. Cappello
John K. Scott, Jr.

Compensation, Nominating and Governance Committee Interlocks and Insider Participation

None of the members of our CNG Committee during the past year was an officer or employee of the Company. None of our executive officers currently serves, or in the past year served, as a member of a compensation committee (or other committee serving an equivalent function) or director of any entity that has one or more executive officers serving on our CNG Committee or our Board of Directors.

No director who served on the CNG Committee during 2021 had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director of the Company or member of the CNG Committee during 2021.

Summary Compensation

The following table sets forth certain information concerning the annual and long-term compensation of our Named Executive Officers for fiscal years 2021 and 2020. The compensation of our former Chief Executive Officer and former Chief Business Officer are also included.

Summary Compensation Table for Fiscal 2021

Named Executive Officer	Year	Salary	(a) Stock Awards	(a) Option Awards	(b) Non-Equity Incentive Plan Compensation	(c) All Other Compensation	Total Compensation
Michael S. Rosol, Ph.D. (d)	2021	$263,526	$—	$133,037	$63,057	$9,731	$469,351
Chief Medical Officer	2020	223,333	—	19,118	54,710	5,409	302,570
(Principal Executive Officer)

Michel Mikhail, Ph.D. (e)	2021	$56,250	$—	$81,580	$15,053	$167	$153,050
Chief Regulatory Officer	2020	—	—	—	—	—	—

Erika L. Eves (f)	2021	$171,072	$—	$23,481	$29,614	$12,563	$236,730
Vice President,	2020	147,325	—	4,588	21,042	5,273	178,228
Finance & Administration

Jed A. Latkin (g)	2021	$408,333	$—	$187,849	$—	$750,908	$1,347,090
Former Chief Executive	2020	481,511	163,450	321,615	252,775	5,700	1,225,051
Officer, Chief Operating
Officer and Chief
Financial Officer

Joel H. Kaufman (h)	2021	$81,458	$—	$46,962	$—	$18,845	$147,265
Former Chief Business	2020	226,042	—	39,600	55,381	7,324	328,347
Officer

(a)

Amount represents the aggregate grant date fair value in the year granted in accordance with FASB ASC Topic 718. Assumptions made in the valuation of these awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in this Form 10-K.

(b)

Amount represents the total non-equity incentive plan amounts which have been approved by the Board of Directors as of the date of this filing, and are disclosed for the year in which they were earned (i.e., the year to which the service relates).

(c)	Amount represents additional compensation as disclosed in the All Other Compensation Table below.
(d)	Dr. Rosol’s salary for the fiscal year ended December 31, 2021 includes an additional $26,026 for his service on the Executive Leadership Committee following Mr. Latkin’s separation from the Company.
(e)	Dr. Mikhail commenced employment with the Company effective October 1, 2021 and separated from the Company effective April 1, 2022.
(f)	Ms. Eves’s salary for the fiscal year ended December 31, 2021 includes an additional $14,872 for her service on the Executive Leadership Committee following Mr. Latkin’s separation from the Company.
(g)	Mr. Latkin separated from the Company effective October 24, 2021.
(h)	Mr. Kaufman separated from the Company effective May 7, 2021.

All Other Compensation

The following table describes each component of the amounts shown in the “All Other Compensation” column in the Summary Compensation Table above.

All Other Compensation Table for Fiscal 2021

Named Executive Officer	Year	Severance	(a) Unused Paid Time Off	(b) Employer Matching Contribution to 401(k) Plan	(c) Employer Contribution to Health Savings Account	Total All Other Compensation
Michael S. Rosol, Ph.D.	2021	$—	$—	$8,731	$1,000	$9,731
Chief Medical Officer	2020	—	—	4,409	1,000	5,409
(Principal Executive Officer)

Michel Mikhail, Ph.D. (d)	2021	$—	$—	$—	$167	$167
Chief Regulatory Officer	2020	—	—	—	—	—

Erika L. Eves	2021	$—	$—	$11,563	$1,000	$12,563
Vice President,	2020	—	—	3,315	1,958	5,273
Finance & Administration

Jed A. Latkin (e)	2021	$694,167	$39,341	$17,400	$—	$750,908
Former Chief Executive Officer,	2020	—	—	5,700	—	5,700
Chief Operating Officer and
Chief Financial Officer

Joel H. Kaufman (f)	2021	$—	$11,795	$6,300	$750	$18,845
Former Chief Business Officer	2020	—	—	5,324	2,000	7,324

(a)	Amount represents payment for unused Paid Time Off as of the Named Executive Officer’s date of separation from the Company.
(b)	Amount represents the value of the common stock accrued for contribution to the Named Executive Officer’s account in our 401(k) Plan as calculated on a quarterly basis.
(c)	Amount represents employer contributions to the Named Executive Officer’s Health Savings Account.
(d)	Dr. Mikhail commenced employment with the Company effective October 1, 2021 and separated from the Company effective April 1, 2022.
(e)

Mr. Latkin separated from the Company effective October 24, 2021. Amount includes all amounts paid or accrued, including payment of Mr. Latkin’s attorney fees. Amount excludes the value of any accelerated vesting of his stock options and restricted stock units. Additional information regarding Mr. Latkin’s severance benefits is disclosed under “Employment Agreement and Separation Agreement with Mr. Latkin.”

(f)	Mr. Kaufman separated from the Company effective May 7, 2021.

Tax Consequences

The Tax Cuts and Jobs Act, which was enacted on December 22, 2017, included a number of significant changes to Section 162(m) of the Internal Revenue Code, such as the repeal of the qualified performance-based compensation exemption and the expansion of the definition of “covered employees” (for example, by including the chief financial officer and certain former Named Executive Officers as covered employees). As a result of these changes, except as otherwise provided in the transition relief provisions of the Tax Cuts and Jobs Act, compensation paid to any of our covered employees generally will not be deductible in 2021 or future years, to the extent that it exceeds $1 million.

Grants of Plan-Based Awards

The following table sets forth certain information about plan-based awards that we made to the Named Executive Officers during fiscal 2021. For information about the plans under which these awards were granted, see the discussion under “Short-Term Incentive Compensation” and “Long-Term Incentive Compensation” in the “Compensation Discussion and Analysis” section above.

Grants of Plan-Based Awards Table for Fiscal 2021

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards		Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Securities Underlying	Exercise Price of Option	Grant Date Fair Value of Stock and Option
Named Executive Officer	Grant Date	Threshold	Maximum	Threshold	Maximum	of Stock	Options	Awards	Awards
Michael S. Rosol, Ph.D.	N/A	$—	$84,000	—	—	—	—	$—	$—	(a)
	2/15/2021	—	—	—	—	—	25,000	2.56	46,962	(b)
	12/27/2021	—	—	—	—	—	100,000	1.08	86,074	(c)

Michel Mikhail, Ph.D.	N/A	—	$78,750	—	—	—	—	$—	$—	(a)
	11/15/2021	—	—	—	—	—	75,000	1.37	81,579	(b)

Erika L. Eves	N/A	$—	$39,050	—	—	—	—	$—	$—	(a)
	2/15/2021	—	—	—	—	—	12,500	2.56	23,481	(b)

Jed A. Latkin (d)	N/A	$—	$367,500	—	—	—	—	$—	$—	(a)
	2/15/2021	—	—	—	—	—	100,000	2.56	187,849	(b)

Joel H. Kaufman (e)	N/A	$—	$80,500	—	—	—	—	$—	$—	(a)
	2/15/2021	—	—	—	—	—	25,000	2.56	46,962	(b)

(a)

The threshold amount reflects the possibility that no cash bonus awards will be payable. The maximum amount reflects the cash bonus awards payable if the Board of Directors, in its discretion, awards the maximum cash bonus. The cash bonuses awarded related to fiscal 2021 were pro-rated based on the weighted average amount of base salary and time served during 2021.

(b)	These stock options vest as to one-third of the options on each of the first three anniversaries of the date of grant, and expire on the tenth anniversary of the date of grant.
(c)	These stock options vest quarterly over four years beginning on April 1, 2022, and expire on the tenth anniversary of the date of grant.
(d)

Mr. Latkin separated from the Company effective October 24, 2021. In accordance with the terms of Mr. Latkin’s separation agreement, all of Mr. Latkin’s unvested stock options vested on December 1, 2021 and will expire on the earlier of the expiration of the original ten-year term or October 24, 2026.

(e)	Mr. Kaufman separated from the Company effective May 7, 2021. All of Mr. Kaufman’s unvested stock options were forfeited on the date of separation.

Outstanding Equity Awards

The following table presents certain information concerning outstanding equity awards held by the Named Executive Officers as of December 31, 2021.

Outstanding Equity Awards Table at Fiscal 2021 Year-End

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)						Market Value of Shares of	Equity Incentive Plan Awards
Named Executive Officer	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date	Note	Number of Shares of Stock that Have Not Vested	Stock that Have Not Vested	Number of Unearned Shares	Market Value of Unearned Shares	Note
Michael S. Rosol,	6,250	—	$7.60	1/2/2029	(j)
Ph.D.	8,333	16,667	1.06	2/6/2030	(m)
	—	25,000	2.56	2/15/2031	(p)
	—	100,000	1.08	12/27/2031	(s)

Michel Mikhail,	—	75,000	$1.37	11/15/2031	(r)
Ph.D.

Erika L. Eves	500	—	$65.60	2/17/2022	(a)
	625	—	61.60	2/15/2023	(b)
	625	—	35.40	1/28/2024	(c)
	625	—	33.00	3/26/2025	(d)
	1,000	—	10.20	4/25/2027	(g)
	1,200	—	7.20	2/20/2028	(i)
	1,600	800	3.00	2/7/2029	(k)
	2,000	4,000	1.06	2/6/2030	(m)
	—	12,500	2.56	2/15/2031	(p)

Jed A. Latkin	2,250	—	$30.00	4/20/2026	(e)
	1,000	—	20.00	10/14/2026	(f)
	16,667	—	13.00	10/26/2026	(h)
	16,667	—	15.00	10/26/2026	(h)
	16,666	—	20.00	10/26/2026	(h)
	16,667	—	3.00	10/26/2026	(l)
	16,667	—	6.00	10/26/2026	(l)
	16,666	—	10.00	10/26/2026	(l)
	100,000	—	1.06	10/26/2026	(n)
	100,000	—	4.70	10/26/2026	(o)
	100,000	—	2.56	10/26/2026	(q)

Joel H. Kaufman	—	—	$—

(a)	Options were granted February 17, 2012 and vested as to one-fourth on each of the first four anniversaries of the date of grant.
(b)	Options were granted February 15, 2013 and vested as to one-fourth on each of the first four anniversaries of the date of grant.
(c)	Options were granted January 28, 2014 and vested as to one-fourth on each of the first four anniversaries of the date of grant.
(d)	Options were granted March 26, 2015 and vested as to one-third on each of the first three anniversaries of the date of grant.
(e)	Options were granted April 20, 2016 and vested as to one-sixth on the 20th day of each of the first six months following the date of grant.
(f)	Options were granted October 14, 2016 and vested as to one-half on the 20th day of each of the first two months following the date of grant.
(g)	Options were granted April 25, 2017 and vested as to one-third on each of the first three anniversaries of the date of grant.
(h)	Options were granted May 4, 2017 and vested on December 1, 2021 in accordance with Mr. Latkin’s separation agreement.
(i)	Options were granted February 20, 2018 and vested as to one-third on each of the first three anniversaries of the date of grant.
(j)	Options were granted January 2, 2019 and vested as to one-third on January 2, 2019, July 2, 2019 and January 2, 2020.
(k)	Options were granted February 7, 2019 and vest as to one-third on each of the first three anniversaries of the date of grant.
(l)	Options were granted February 7, 2019 and vested on December 1, 2021 in accordance with Mr. Latkin’s separation agreement.
(m)	Options were granted February 6, 2020 and vest as to one-third on each of the first three anniversaries of the date of grant.
(n)	Options were granted February 6, 2020 and vested as to one-third on the first anniversary of the date of grant and two-thirds on December 1, 2021, in accordance with Mr. Latkin’s separation agreement.
(o)	Options were granted August 14, 2020 and vested as to one-third on July 1, 2021 and two-thirds on December 1, 2021, in accordance with Mr. Latkin’s separation agreement.
(p)	Options were granted February 15, 2021 and vest as to one-third on each of the first three anniversaries of the date of grant.
(q)	Options were granted February 15, 2021 and vested on December 1, 2021 in accordance with Mr. Latkin’s separation agreement.
(r)	Options were granted November 15, 2021 and vest as to one-third on each of the first three anniversaries of the date of grant.
(s)	Options were granted December 27, 2021 and vest quarterly over four years beginning April 1, 2022.

Options Exercised and Stock Vested

The following table presents, with respect to the Named Executive Officers, certain information about option exercises and restricted stock vested during fiscal 2021.

Options Exercised and Stock Vested Table for Fiscal 2021

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting	Note
Michael S. Rosol, Ph.D.	—	$—	—	$—
Michel Mikhail, Ph.D.	—	—	—	—
Erika L. Eves	—	—	—	—
Jed. A. Latkin	—	—	50,000	70,950	(a)
Joel H. Kaufman	2,000	1,140	—	—

(a)

On July 1, 2021, 16,667 shares of Mr. Latkin’s restricted stock vested in accordance with the terms of the restricted stock award agreement. An additional 33,333 shares of restricted stock vested on December 1, 2021 in accordance with the terms of Mr. Latkin’s separation agreement. Of the shares that vested on December 1, 2021, 14,115 shares were withheld to satisfy Mr. Latkin’s related tax obligation. The value realized on vesting was calculated by multiplying the number shares that vested by the closing stock price on each of the vesting dates.

Compensation of Non-Employee Directors

From January 1, 2021 through November 15, 2021, each non-employee director received an annual retainer of $50,000. The Chair of the Company’s Board of Directors received an additional annual retainer of $30,000. Audit and CNG Committee members received an annual retainer of $2,500 for each committee on which they served. The Chair of the Audit Committee received an additional annual retainer of $7,500, and the Chair of the CNG Committee received an additional annual retainer of $5,000 for their services in those capacities. Of the retainers earned from April 1, 2021 through November 15, 2021, 50% were paid in cash and 50% were paid in shares of common stock of the Company, based on the closing market price of the stock at the end of each quarter. Each non-employee director also received 2,500 shares of restricted stock and 2,500 options to purchase stock at $2.28 per share during 2021 as a part of the Company’s annual stock incentive grants, in accordance with the provisions of the Navidea Biopharmaceuticals, Inc. 2014 Stock Incentive Plan. The restricted stock and stock options granted will vest on the first anniversary of the date of grant. We also reimbursed non-employee directors for travel expenses for meetings attended during 2021.

In October 2021, the Board of Directors retained the services of a compensation consultant, F.W. Cook, to evaluate the compensation of the non-employee directors. Based on the recommendation of F.W. Cook, our Board of Directors has adopted a non-employee director compensation policy, beginning November 16, 2021. Under the policy, our non-employee directors are eligible to receive the following cash compensation for their services:

●	an annual retainer of $42,500 for each Board member;

●	an additional annual retainer of $50,000 for the Chair of the Board;

●	an additional annual retainer of $35,000 for the Vice Chair of the Board;

●	an annual retainer of $10,000 for each Audit Committee member;

●	an additional annual retainer of $10,000 for the Chair of the Audit Committee;

●	an annual retainer $7,500 for each CNG Committee member;

●	an additional annual retainer of $7,500 for the Chair of the CNG Committee; and

●	an additional annual retainer of $100,000 for each member of the Board Oversight Committee.

In addition, each non-employee director also received an annual retainer of 30,000 shares of unrestricted common stock, which are payable in equal monthly issuances over 12 months, as well as 30,000 shares of restricted stock that will vest as to one-third on each of the first three anniversaries of the date of grant. The policy also provides for the reimbursement of our non-employee directors for reasonable and documented travel expenses to attend meetings of our Board of Directors and committees of our Board of Directors.

The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash (a)	Option Awards (b),(c)	Stock Awards (d),(e),(f)	All Other Compensation	Total Compensation
Amit Bhalla (g)	$22,063	$3,089	$64,706	$—	$89,858
Claudine Bruck, Ph.D. (h)	29,228	4,259	20,461	—	53,948
Alexander L. Cappello (i)	44,657	—	57,123	—	101,780
Adam D. Cutler (j)	31,250	4,259	5,698	—	41,207
Thomas F. Farb (k)	17,775	—	4,920	—	22,695
Y. Michael Rice (l)	42,500	4,259	5,698	—	52,457
S. Kathryn Rouan, Ph.D. (m)	32,390	4,259	24,963	—	61,612
John K. Scott, Jr. (n)	32,918	—	48,509	—	81,427
Agnieszka Winkler (o)	6,801	—	5,160	—	11,961
Malcolm G. Witter	41,490	4,259	68,625	—	114,374

(a)

Amount represents fees earned during the fiscal year ended December 31, 2021 (i.e., the year to which the service relates). Through the third quarter of 2021, quarterly retainers were paid during the quarter following the quarter in which they were earned. Beginning in the fourth quarter of 2021, monthly retainers are paid during the month in which they are earned. Beginning November 16, 2021, Messrs. Bhalla, Scott and Witter elected to defer receipt of fees payable in cash until at least July 1, 2022. The value of the deferred cash payments is included in this amount.

(b)

Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of these awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in this Form 10-K.

(c)

During the year ended December 31, 2021, non-employee directors were awarded an aggregate of 12,500 options to purchase common stock which vest as to 100% of the shares on the first anniversary of the date of grant. As of December 31, 2021, the current non-employee directors, Messrs. Bhalla and Witter, each held 2,500 options to purchase shares of common stock.

(d)

Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718 and includes the value of stock issued or to be issued for fees earned during the fiscal year ended December 31, 2021 (i.e., the year to which the service relates). Beginning November 16, 2021, Messrs. Bhalla, Scott and Witter elected to defer receipt of fees payable in common stock until at least July 1, 2022. The value of the deferred stock payments is included in this amount.

(e)

During the year ended December 31, 2021, non-employee directors were issued an aggregate of 105,000 shares of restricted stock, 15,000 of which vest as to 100% of the shares on the first anniversary of the date of grant, and 90,000 of which vest as to one-third on each of the first three anniversaries of the date of grant. Mr. Scott elected to defer receipt of an additional 30,000 shares of restricted stock until further notice. As of December 31, 2021, the current non-employee directors held an aggregate of 95,000 shares of unvested restricted stock, with Messrs. Bhalla and Witter each holding 32,500 shares, and Mr. Cappello holding 30,000 shares of unvested restricted stock.

(f)

During the year ended December 31, 2021, non-employee directors were issued an aggregate of 53,819 shares of unrestricted common stock in partial payment of their fees. A total of 19,242 shares of unrestricted common stock earned during the year ended December 31, 2021 were deferred until at least July 1, 2022.

(g)	Mr. Bhalla joined the Board of Directors effective May 4, 2021.
(h)	Dr. Bruck retired from the Board of Directors effective September 14, 2021.
(i)	Mr. Cappello joined the Board of Directors effective July 8, 2021.
(j)	Mr. Cutler retired from the Board of Directors effective May 4, 2021.
(k)	Mr. Farb joined the Board of Directors effective October 7, 2021 and resigned effective December 5, 2021.
(l)	Mr. Rice retired from the Board of Directors effective May 4, 2021.
(m)	Dr. Rouan retired from the Board of Directors effective September 14, 2021.
(n)	Mr. Scott joined the Board of Directors effective July 8, 2021.
(o)	Ms. Winkler joined the Board of Directors effective October 7, 2021 and resigned effective December 5, 2021.

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2021, concerning shares of our Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	(1) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(2) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(3) Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (1))
Equity compensation plans approved by security holders (a)	919,790	$5.67	422,440
Equity compensation plans not approved by security holders	—	—	—
Total	919,790	$5.67	422,440

(a)

Our stockholders ratified the 2014 Stock Incentive Plan (the “2014 Plan”) at the 2014 Annual Meeting of Stockholders held on July 17, 2014 and amended the 2014 Plan at the 2018 and 2020 Annual Meetings of Stockholders held on August 16, 2018 and September 10, 2020, respectively. The total number of shares available for awards under the 2014 Plan shall not exceed 1,750,000 shares, plus any shares subject to outstanding awards granted under prior plans and that expire or terminate for any reason. Although awards are still outstanding under the Fourth Amended and Restated 2002 Stock Incentive Plan (the “2002 Plan”), the 2002 Plan has expired and no new grants may be made from it. The total number of securities to be issued upon exercise of outstanding options includes 893,000 shares underlying options granted under the 2014 Plan and 26,790 shares underlying options granted under the 2002 Plan.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consults with our Executive Leadership Team and with our independent registered public accounting firm with regard to their year-end audit plan, the results of its quarterly reviews conducted in accordance with Public Company Accounting Oversight Board (“PCAOB”) Interim Standard AU 722, the auditor’s report of audit, and the accompanying management letter, if any; and consults with our Chief Operating Officer and Chief Financial Officer and other key members of our management and with our independent registered public accounting firm with regard to the adequacy of our internal accounting controls.

In fulfilling its responsibilities, the Audit Committee selected Marcum LLP (“Marcum”) as our independent registered public accounting firm for purposes of auditing our financial statements for the fiscal year ended December 31, 2021. The Audit Committee has reviewed and discussed with management and Marcum our audited financial statements; discussed with Marcum the matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committee); received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Marcum its independence from our Company.

Based on the reviews and discussions with management and Marcum, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and filed with the SEC.

The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that each of Messrs. Bhalla, Cappello and Witter is independent under Section 803A of the NYSE American Company Guide and is financially literate.

Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2021, were met and that our financial reporting and audit processes are functioning effectively.

Submitted by the Audit Committee
of the Board of Directors:

Malcolm G. Witter, Chair
Amit Bhalla
Alexander L. Cappello

PROPOSAL 3

APPROVAL OF THE SECTION 382 RIGHTS AGREEMENT

On April 7, 2022, the Company entered into a Section 382 Rights Agreement (“Rights Agreement”). Pursuant to the Rights Agreement, the Board of Directors declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock of the Company to purchase one one-thousandth of a share of Series H Junior Participating Preferred Stock, par value $0.001 per share (“Series H Preferred Stock”), at a price of $10.00 per one one-thousandth of a share of Series H Preferred Stock (the “Purchase Price”), subject to adjustment. The dividend was distributed to stockholders of record as of April 12, 2022.

The Rights Agreement is designed to prevent the Company from facing a substantial limitation on its ability to use its Tax Benefits (as such term is defined in the Rights Agreement) to offset potential future income taxes for federal income tax purposes. As of December 31, 2021, we had approximately $164 million of U.S. federal net operating loss carryforwards (NOLs) and approximately $9.1 million of R&D tax credits that could be available to offset our future federal taxable income. The Company’s ability to use its NOLs and other Tax Benefits would be substantially limited if it experiences an “ownership change,” as such term is defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences an ownership change if the percentage of its shares of stock owned by its “5-percent shareholders,” as such term is defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is intended to reduce the likelihood of an ownership change under Section 382 of the Code by deterring any Person (as such term is defined in the Rights Agreement) or group of affiliated or associated Persons from acquiring Beneficial Ownership (as such term is defined in the Rights Agreement) of 4.99% or more of the outstanding Common Stock.

Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that can ultimately be used to reduce our income tax liability. However, we continue to believe the NOLs are a valuable asset and that it is in our best interests to attempt to preserve their use by extending the expiration of the Rights Agreement.

If our stockholders do not approve and ratify the Rights Agreement at the Annual Meeting, by its terms the Rights Agreement will expire the day following the certification of the voting results of the 2022 Annual Meeting.

Description of the Rights Agreement

The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which is attached to this proxy statement as Appendix B and incorporated herein by reference. We urge you to read carefully the Rights Agreement in its entirety, as the discussion below is only a summary.

Distribution and Transfer of Rights; Distribution Date; Rights Certificates. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and become exercisable following the earlier of (i) 10 business days from the public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) or such earlier date on which a majority of the Board becomes aware of the existence of an Acquiring Person or (ii) such date (prior to such time as any person or group of affiliated persons becomes an Acquiring Person), if any, as may be determined by action of the Board, in its sole discretion, following the commencement of, or public announcement of an intention to commence, a tender or exchange offer the consummation of which would result in any person or group of affiliated or associated persons becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). A person or group of affiliated or associated persons becomes an “Acquiring Person” upon acquiring Beneficial Ownership of 4.99% or more of the outstanding shares of Common Stock, except in certain situations (including a person or group of affiliated or associated persons that currently has Beneficial Ownership of the outstanding shares of Common Stock in excess of such thresholds unless and until such person or group becomes the Beneficial Owner of a percentage of shares of Common Stock outstanding that exceeds by 0.5% or more the percentage of shares of Common Stock outstanding that such person or group owned as of the first public announcement of the adoption of the Rights Agreement).

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the record date upon transfer or new issuances of Common Stock will contain a legend incorporating the Rights Agreement by reference (and notice of such legend will be furnished to holders of book entry shares). Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or of any book entry shares of Common Stock) outstanding as of the record date, even without such legend (or notice of such legend) or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate (or book entry). As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date.

Exempt Persons and Transactions. The Rights Agreement includes procedures whereby the Board will consider requests to exempt (a) any person or group (an “Exempt Person”) which would otherwise be an “Acquiring Person”, or (b) any transaction (an “Exempt Transaction”) resulting in the Beneficial Ownership of Common Stock, prior to the consummation of such transaction, from the Acquiring Person trigger, in each case as determined by the Board in its sole discretion, provided that it shall only grant such an exemption if it determines in its sole discretion that such ownership would not reasonably be expected to jeopardize or endanger the availability of the NOLs or other tax benefits to the Company or if it otherwise determines that the exemption is in the best interests of the Company; provided further that, (A) in the case of an Exempt Person, if the Board later makes a contrary determination with respect to the effect of such person or group’s Beneficial Ownership with respect to the availability to the Company of its NOLs or other tax benefits, such person or group shall cease to be an Exempt Person and (B) in the case of an Exempt Person or Exempt Transaction, the Board in its sole discretion may require the applicable person or group to make certain representations or undertakings, the violation or attempted violation of which will be subject to such consequences as the Board may determine in its sole discretion, including that such person or group shall become an “Acquiring Person”.

Flip-In Trigger. If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will thereupon become null and void) will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

Flip-Over Trigger. If, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

Exchange. At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will have become null and void), in whole or in part, for shares of Common Stock at an exchange ratio of five shares of Common Stock per Right.

Redemption. At any time prior to the time any person or group becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine in its sole discretion. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Expiration. The Rights will expire on the earliest of (i) April 6, 2025, (ii) the effective date of the repeal of Section 382 or any successor statute if the Board determines in its sole discretion that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, (iii) the first day of a taxable year of the Company to which the Board determines in its sole discretion that no NOLs or other Tax Benefits may be carried forward or (iv) the day following the certification of the voting results of the Company’s 2022 annual meeting of stockholders, or any adjournment thereof, if at or before such annual meeting or adjournment thereof, a proposal to approve the Rights Agreement has not been approved by stockholders, unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below, or upon the occurrence of certain transactions.

Amendment of Rights Agreement. For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof).

Stockholder Rights. Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Anti-Dilution Provisions. The Purchase Price payable, and the number of shares of Series H Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series H Preferred Stock, (ii) upon the grant to holders of the Series H Preferred Stock of certain rights or warrants to subscribe for or purchase Series H Preferred Stock at a price, or securities convertible into Series H Preferred Stock with a conversion price, less than the then-current market price of the Series H Preferred Stock or (iii) upon the distribution to holders of the Series H Preferred Stock of evidences of indebtedness or assets (other than regular periodic cash dividends or dividends payable in Series H Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Rights and Preferences of Series H Preferred Stock. Each share of Series H Preferred Stock, if issued:

●	will not be redeemable,

●	will entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1.00 per share and 1,000 times the dividend declared per share of Common Stock,

●	will entitle the holder thereof to receive the greater of $1.00 per share (plus accrued and unpaid dividends) and 1,000 times the payment made per share of Common Stock upon liquidation, and

●	will entitle the holder thereof to receive 1,000 times the amount received per share of Common Stock if shares of Common Stock are exchanged via merger, consolidation or a similar transaction.

Certain Factors Stockholders Should Consider

Our Board of Directors believes that attempting to protect our NOLs is in our stockholders’ best interests. However, you should consider the factors below when making your decision with respect to the ratification of the Rights Agreement.

Continued Risk of Ownership Change. Although the Rights Agreement is intended to reduce the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could be affected by many factors, including purchases and sales of shares by stockholders holding 5% or more of our outstanding common stock, over which we have no control. Absent a court determination, we cannot assure you that the Rights Agreement restrictions on acquisition of Common Stock will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds.

Potential Anti-Takeover Effect. While the Rights Agreement is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Rights Agreement may be to render more difficult, or discourage a merger, tender offer, or assumption of control by a substantial holder of our securities. However, as is the case with traditional stockholder rights plans or “poison pills,” the Rights Agreement should not interfere with any merger or other business combination approved by our Board.

Potential Impact on Value. The Rights Agreement could negatively impact the value of our Common Stock by deterring persons or groups of persons from acquiring our Common Stock, including in acquisitions for which some stockholders might receive a premium above market value.

Potential Effects on Liquidity. The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of our Common Stock in excess of the specified limitations. A stockholder’s ability to dispose of our Common Stock may be limited if the Rights Agreement reduces the number of persons willing to acquire our Common Stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our Common Stock and consult their own legal advisors and, or us to determine whether their ownership of the shares approaches the proscribed level.

Internal Revenue Service. The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether. The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of the Section 382 provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Rights Agreement is in place.

Required Vote

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal.

Our Board of Directors recommends a vote “FOR” approval of the Section 382 Rights Agreement

PROPOSAL 4

APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Overview

On August 29, 2022, our Board of Directors adopted a resolution approving, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to increase the number of authorized shares of our Common Stock from 300,000,000 shares to 400,000,000 shares and the corresponding increase in the total number of authorized shares of our capital stock from 305,000,000 to 405,000,000. No change to the authorized number of shares of preferred stock is being proposed. The text of the proposed certificate of amendment of our Certificate of Incorporation (“Certificate of Amendment”) is attached hereto as Appendix C.

If stockholders approve this proposal, we expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following stockholder approval. Upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, section 4.1 of Article 4 of our Certificate of Incorporation would read as follows

“4.1 Authorized Shares. The total number of shares of capital stock which the Corporation has authority to issue is 405,000,000 shares, consisting of:

(a) 400,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock");

(b) 5,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").”

Section 4.1 of Article 4 of our Certificate of Incorporation currently authorizes us to issue up to 305,000,000 shares of capital stock, with 300,000,000 designated as Common Stock and 5,000,000 designated as preferred stock. As of the close of business on October 10, 2022, and following the completion of our recent public rights offering, there were 32,150,918 shares of Common Stock issued and outstanding. In addition, as of October 10, 2022, there were 23,582,230 shares of Common Stock reserved for issuance pursuant to outstanding warrants; 22,937,706 shares of Common Stock issuable upon the conversion of Series I Preferred Stock; 706,080 shares of Common Stock issuable upon the exercise of outstanding stock options; and 477,803 shares of Common Stock reserved for future grants under our 2014 Plan (or 6,477,803 shares if stockholders approve the amendment of the 2014 Plan as discussed under “Proposal 2 – Approval of Amendment of the 2014 Stock Incentive Plan”). We could also potentially issue shares of Common Stock in connection with the Rights Agreement under specified circumstances, as discussed in more detail under “Proposal 3 – Approval of the Section 382 Rights Agreement” above.

Reasons for the Increase in Authorized Shares

We have no current definitive plans, arrangements or understandings to issue any of the additional authorized shares of Common Stock, other than the potential issuance of Common Stock in connection with the Rights Agreement. Our board of directors believes it is appropriate to increase our authorized shares of Common Stock so that we have shares of Common Stock available to provide additional flexibility to promptly and appropriately use our Common Stock for strategic, business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of Common Stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include raising capital, which is needed to complete the development and commercialization of our products; providing equity incentives to employees, officers, directors, and/or consultants; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other corporate purposes. In addition, if stockholders do not approve this proposal, we may not in the future have sufficient shares available to effect an exchange of rights under the Rights Agreement to in order to deter an “ownership change.”

Effects of the Increase in Authorized Shares

The additional authorized shares of Common Stock will have rights identical to our current outstanding Common Stock. While adoption of the proposed increase in the authorized shares of our Common Stock will not have any immediate dilutive effect on the voting power or other rights of our existing stockholders, any future issuance of the additional authorized shares of Common Stock may, among other things, dilute the earnings per share of our Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Except as otherwise required by law or NYSE American rules, the newly authorized shares of Common Stock may be issued by our board of directors without further vote of our stockholders. Under our Certificate of Incorporation, holders of our Common Stock do not have preemptive rights to purchase additional shares.

Although this proposal to increase the authorized shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt, the additional shares of Common Stock that would become available for issuance if this proposed amendment is approved could also be used by us, subject to our fiduciary duties, to oppose a hostile takeover attempt or to delay or prevent changes in control.

Required Vote

Approval of this proposal will require the affirmative vote of a majority of the outstanding shares of Common Stock.

Our Board of Directors recommends a vote “FOR” approval of the amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of Common Stock.

PROPOSAL 5

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Marcum was engaged as the Company’s principal accountant on May 9, 2016, and audited the Company’s financial statements for the year ended December 31, 2021. The Audit Committee has selected Marcum as the Company’s independent registered public accounting firm for purposes of auditing our financial statements for the current year ending December 31, 2022. Although not required, the Board of Directors is submitting its selection to the stockholders of the Company for ratification. The Board of Directors will reconsider the appointment of Marcum if its selection is not ratified by the stockholders. A representative of Marcum is expected to be available during the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions of stockholders.

Our Board of Directors recommends a vote “FOR” ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for 2022

Fees of the independent registered public accounting firm

Audit Fees. The aggregate fees billed and expected to be billed for professional services rendered by Marcum LLP, primarily related to the audit of the Company’s annual consolidated financial statements for the 2021 fiscal year, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2021 fiscal year, and review of other SEC filings, were $298,650 (including direct engagement expenses).

The aggregate fees billed for professional services rendered by Marcum LLP, primarily related to the audit of the Company’s annual consolidated financial statements for the 2020 fiscal year, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2020 fiscal year, and review of other SEC filings, were $294,251 (including direct engagement expenses).

Audit-Related Fees. No fees were billed by Marcum for audit-related services for the 2021 or 2020 fiscal years.

Tax Fees. No fees were billed by Marcum for tax-related services for the 2021 or 2020 fiscal years.

All Other Fees. No fees were billed by Marcum for services other than the audit, audit-related and tax services for the 2021 or 2020 fiscal years.

Pre-Approval Policy. The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee, through the function of the Chair, has given general pre-approval for 100% of specified audit, audit-related, tax and other services.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to our directors, officers and all employees. The code of business conduct and ethics is posted on our website at www.navidea.com. The code of business conduct and ethics may also be obtained free of charge by writing to Navidea Biopharmaceuticals, Inc., Attn: Chief Financial Officer, 4995 Bradenton Avenue, Suite 240, Dublin, Ohio 43017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We adhere to our Code of Business Conduct and Ethics, which states that no director, officer or employee of Navidea should have any personal interest that is incompatible with the loyalty and responsibility owed to our company. We adopted a written policy regarding related party transactions in December 2015. When considering whether to enter into or ratify a related party transaction, the Audit Committee considers a variety of factors including, but not limited to, the nature and type of the proposed transaction, the potential value of the proposed transaction, the impact on the actual or perceived independence of the related party and the potential value to our company of entering into such a transaction. All proposed transactions with a potential value of greater than $120,000 must be approved or ratified by the Audit Committee.

SEC disclosure rules regarding transactions with related persons require us to provide information about transactions with directors and executive officers as related persons, even though they may not have been related persons at the time we entered into the transactions described below.

Dr. Goldberg and Platinum

Dr. Michael Goldberg, our former President and Chief Executive Officer, previously managed a portfolio of funds for Platinum-Montaur Life Sciences LLC (“Platinum-Montaur”), an affiliate of Platinum Management (NY) LLC, Platinum Partners Value Arbitrage Fund L.P. (“PPVA”), Platinum Partners Capital Opportunity Fund (“PPCO”), Platinum Partners Liquid Opportunity Master Fund L.P., Platinum Liquid Opportunity Management (NY) LLC, and Montsant Partners LLC (collectively, “Platinum”), from May 2007 until December 2013.

In March 2017, the Company repaid to PPCO an aggregate of approximately $7.7 million in full satisfaction of the Company’s liabilities, obligations and indebtedness under the Platinum Loan Agreement between the Company and Platinum-Montaur, which were transferred by Platinum-Montaur to PPCO (the “Platinum Debt”). Subsequently, competing claims were made by Dr. Goldberg and by PPVA to the unpaid portion of the Platinum Debt. Platinum commenced litigation against the Company in November 2017. Platinum and the Company settled their dispute and Platinum’s lawsuit was dismissed in February 2022.

Goldberg Agreement and Litigation

In August 2018, Dr. Michael Goldberg resigned from his positions as an executive officer and a director of Navidea. In connection with Dr. Goldberg’s resignation, Navidea and Dr. Goldberg entered into an Agreement (the “Goldberg Agreement”) which set forth the terms of the separation from service. Among other things, the Goldberg Agreement provided that Dr. Goldberg would be entitled to 1,175,000 shares of our Common Stock, representing in part payment of accrued bonuses and payment of the balance of the Platinum debt. A portion of the 1,175,000 shares to be issued to Dr. Goldberg would be held in escrow for up to 18 months in order to reimburse Navidea in the event that Navidea is obligated to pay any portion of the Platinum debt to a party other than Dr. Goldberg. Further, the Goldberg Agreement provided that the Company’s subsidiary, Macrophage Therapeutics, Inc. (“MT”), would redeem all of Dr. Goldberg’s preferred stock and issue to Dr. Goldberg super voting common stock equal to 5% of the outstanding shares of MT. In November 2018, the Company issued 925,000 shares of our Common Stock to Dr. Goldberg, 250,000 of which were placed in escrow in accordance with the Goldberg Agreement.

On February 11, 2019, Dr. Goldberg represented to the MT Board that he had, without MT Board or shareholder approval, created a subsidiary of MT, transferred all of the assets of MT into the subsidiary, and then issued himself stock in the subsidiary. On February 19, 2019, Navidea notified MT that it was terminating the sublicense in accordance with its terms, effective March 1, 2019, due to MT’s insolvency. On February 20, 2019, the MT Board removed Dr. Goldberg as President and Chief Executive Officer of MT and from any other office of MT to which he may have been appointed or in which he was serving. Dr. Goldberg remains a member of the MT Board, together with John K. Scott, Jr. and Dr. Michael S. Rosol. Mr. Scott is also the Vice Chair of the Board of Directors of Navidea. On or about February 17, 2022, the Joint Official Liquidators and Foreign Representatives of PPVA executed the necessary paperwork to transfer its preferred stock in MT to Navidea.

New York Litigation Involving Dr. Goldberg

On February 20, 2019, Navidea filed a complaint against Dr. Goldberg in the United States District Court, Southern District of New York (the “District Court”), alleging breach of the Goldberg Agreement, as well as a breach of the covenant of good faith and fair dealing and to obtain a declaratory judgment that Navidea’s performance under the Goldberg Agreement is excused and that Navidea is entitled to terminate the Goldberg Agreement as a result of Dr. Goldberg’s actions. On April 26, 2019, Navidea filed an amended complaint against Dr. Goldberg which added a claim for breach of fiduciary duty seeking damages related to certain actions Dr. Goldberg took while CEO of Navidea. On June 13, 2019, Dr. Goldberg answered the amended complaint and asserted counterclaims against Navidea and third-party claims against MT for breach of the Goldberg Agreement, wrongful termination, injunctive relief, and quantum meruit.

On December 26, 2019, the District Court ruled on several motions related to Navidea and MT and Dr. Goldberg that substantially limited the claims that Dr. Goldberg can pursue against Navidea and MT. Specifically, the District Court found that certain portions of Dr. Goldberg’s counterclaims against Navidea and third-party claims against MT failed to state a claim upon which relief can be granted. Additionally, the District Court ruled that actions taken by Navidea and MT, including reconstituting the MT board of directors, replacing Dr. Goldberg with Mr. Latkin as Chief Executive Officer of MT, terminating the sublicense between Navidea and MT, terminating certain research projects, and allowing MT intellectual property to revert back to Navidea, were not breaches of the Goldberg Agreement.

The District Court also rejected Dr. Goldberg’s claim for wrongful termination as Chief Executive Officer of MT. In addition, the District Court found that Dr. Goldberg lacked standing to seek injunctive relief to force the removal of Dr. Claudine Bruck and Michael Rice from MT’s Board of Directors, to invalidate all actions taken by the MT Board on or after November 29, 2018 (the date upon which Dr. Bruck and Mr. Rice were appointed by Navidea to the Board of MT), or to reinstate the terminated sublicense between Navidea and MT.

In addition, the District Court found Navidea’s breach of fiduciary duty claim against Dr. Goldberg for conduct occurring more than three years prior to the filing of the complaint to be time-barred and that Dr. Goldberg is entitled to an advancement of attorneys’ fees solely with respect to that claim. To avoid further litigation expenses, the Company agreed to indemnify Dr. Goldberg solely with respect to the breach of fiduciary duty claim.

On January 31, 2020, Goldberg filed a motion for leave to amend his complaint to add back in claims for breach of contract, breach of the implied covenant of good faith and fair dealing, quantum meruit and injunctive relief. On April 1, 2020, the District Court denied Dr. Goldberg’s motion for leave to amend in its entirety.

On January 27, 2020, Dr. Goldberg filed a motion seeking additional advancement from Navidea for fees in connection with the New York Action and the Delaware Action. Navidea opposed the motion and the District Court referred the matters to a Magistrate Judge. On July 9, 2020, the Magistrate Judge issued her Report and Recommendation which recommended that: (1) the District Court decline to exercise jurisdiction over Dr. Goldberg’s motion as it pertained to expenses and fees incurred in defense of the Delaware Action; (2) the District Court decline to award any fees to Dr. Goldberg for the breach of fiduciary duty without additional motion practice on the issue; (3) the District Court find that Dr. Goldberg is entitled to advancement of his expenses and fees reasonably incurred in the defense of the remainder of the New York action subject to Dr. Goldberg’s posting of an undertaking; and (4) establish a protocol by which Dr. Goldberg could establish the amounts due for advancement.

On August 24, 2020, in connection with Dr. Goldberg’s motion for advancement, the District Court adopted the Magistrate Judge’s report and recommendation and found that while Dr. Goldberg was not being granted advancement of fees and expenses incurred in connection with either the Delaware Action or the assertion of third-party claims against MT, the Court ruled that Dr. Goldberg was entitled to advancement for the defense of the remaining claims asserted against him by Navidea in the New York action. The Court adopted a protocol by which additional motion practice will occur to determine the appropriate amount of fees to be advanced. Once that decision is made by the Magistrate Judge, subject to review by the District Court, Navidea will need to advance those fees to Dr. Goldberg conditioned upon Dr. Goldberg agreeing to pay those fees back to Navidea if it is determined that he is not entitled to indemnification.

On May 27, 2021, the District Court ordered that: (1) Dr. Goldberg be awarded $14,955 for indemnification for his attorneys’ fees for his defense of the breach of fiduciary duty claim; (2) Dr. Goldberg be advanced $1,237.50 for his attorneys’ fees subject to repayment; (3) Navidea should not be required to indemnify or advance any of the costs sought by Dr. Goldberg; (4) Dr. Goldberg is not entitled to advancement for the prosecution of his counterclaims and third-party claims; (5) Dr. Goldberg’s motion to hold Navidea in contempt be denied; and (6) Navidea should not be required to advance any additional fees or costs unless Dr. Goldberg presents his time records and costs in compliance with the District Court’s orders. The Company has made the payments ordered by the District Court.

On August 6, 2021, the Company moved for reconsideration of its obligations to advance fees in light of the Delaware Court’s decision dated June 23, 2021 (described below). On October 14, 2021, the Magistrate Judge recommended that Navidea’s motion for reconsideration be denied. On March 7, 2022, the District Court adopted the Report and Recommendation in part and permitted Dr. Goldberg to seek advancement for his fees incurred in defense of his claims since September 1, 2020. On April 8, 2022, Dr. Goldberg submitted a fee application seeking advancement of $143,172.55 for attorneys’ fees and disbursements for the time period September 1, 2020 through March 31, 2022. The Company has opposed the fee application on numerous grounds and the matter has been referred to the Magistrate Judge for resolution.

Fact discovery and expert discovery in the New York Action have been completed. The Company has moved to disqualify Dr. Goldberg’s damages expert and briefing in the District Court was submitted on April 1, 2022. The District Court has not yet ruled on the Company’s motion. The Company anticipates that once the District Court rules on the expert issues, the District Court will schedule briefing on summary judgment.

Delaware Litigation Involving Dr. Goldberg

On February 20, 2019, MT initiated a suit against Dr. Goldberg in the Court of Chancery of the State of Delaware (the “Delaware Court”), alleging, among other things, breach of fiduciary duty as a director and officer of MT and conversion, and to obtain a declaratory judgment that the transactions Dr. Goldberg caused MT to effect are void. On June 12, 2019, the Delaware Court found that Dr. Goldberg’s actions were not authorized in compliance with the Delaware General Corporate Law. Specifically, the Delaware Court found that Dr. Goldberg’s creation of a new subsidiary of MT and the purported assignment by Dr. Goldberg of MT’s intellectual property to that subsidiary were void. The Delaware Court’s ruling follows the order on May 23, 2019 in the case, in which it found Dr. Goldberg in contempt of its prior order holding Dr. Goldberg responsible for the payment of MT’s fees and costs to cure the damages caused by Dr. Goldberg’s contempt.

On June 23, 2021, the Delaware Court ruled in favor of MT and against Dr. Goldberg, finding that Dr. Goldberg breached his fiduciary duties to MT. Specifically, the Delaware Court ruled: “Dr. Goldberg attempted to take for himself that which belonged to [MT]. In doing so, he breached his duty of loyalty to [MT] stockholders. [MT] was absolutely justified in bringing this action to remedy (in this case undo) the harm caused by Dr. Goldberg’s misconduct.” The Delaware Court disagreed with MT’s arguments regarding damages and, other than awarding nominal damages, declined to award additional relief beyond that which it had previously granted. With respect to MT’s claim for conversion, the Delaware Court found that the claim was not supported because “Dr. Goldberg confirmed that he currently does not own or possess any intellectual property related to either Navidea or [MT]” and that “any IP Dr. Goldberg created while at Navidea or any of its subsidiaries was and remains the property of Navidea and its subsidiaries.” In addition, the Delaware Court denied Dr. Goldberg’s motion to hold MT’s directors and CEO in contempt, denied Dr. Goldberg’s motion to dismiss the lawsuit against him, and granted MT’s motion to dismiss Dr. Goldberg’s petition to remove MT’s board members. On December 9, 2021, Dr. Goldberg was ordered to reimburse MT in the amount of $66,796.33 and has paid that amount to MT. Neither party has appealed the Delaware Court’s decision and the Delaware Court’s decisions are now final.

Mr. Latkin and Platinum

Jed A. Latkin, our former Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, was an independent consultant that served as a portfolio manager from 2011 through 2015 for two entities, namely Precious Capital and West Ventures, each of which were during that time owned and controlled, respectively, by PPVA and PPCO. Mr. Latkin was party to a consulting agreement with each of Precious Capital and West Ventures pursuant to which, as of April 2015, an aggregate of approximately $13 million was owed to him, which amount was never paid and Mr. Latkin has no information as to the current value. Mr. Latkin’s consulting agreements were terminated upon his ceasing to be an independent consultant in April 2015 with such entities. During his consultancy, Mr. Latkin was granted a .5% ownership interest in each of Precious Capital and West Ventures, however, to his knowledge he no longer owns such interests. In addition, PPVA owes Mr. Latkin $350,000 for unpaid consulting fees earned and expenses accrued in 2015 in respect of multiple consulting roles with them. Except as set forth above, Mr. Latkin has no other past or present affiliations with Platinum.

Macrophage Therapeutics, Inc. and Platinum

In March 2015, MT, our previously wholly-owned subsidiary, entered into a Securities Purchase Agreement to sell up to 50 shares of its Series A Convertible Preferred Stock (“MT Preferred Stock”) and warrants to purchase up to 1,500 common shares of MT (“MT Common Stock”) to Platinum and Dr. Michael Goldberg (collectively, the “MT Investors”) for a purchase price of $50,000 per unit. A unit consisted of one share of MT Preferred Stock and 30 warrants to purchase MT Common Stock. Under the agreement, 40% of the MT Preferred Stock and warrants are committed to be purchased by Dr. Goldberg, and the balance by Platinum. The full 50 shares of MT Preferred Stock and warrants to be sold under the agreement are convertible into, and exercisable for, MT Common Stock representing an aggregate 1% interest on a fully converted and exercised basis. Navidea owns the remainder of the MT Common Stock. On March 11, 2015, definitive agreements with the MT Investors were signed for the sale of the first tranche of 10 shares of MT Preferred Stock and warrants to purchase 300 shares of MT Common Stock to the MT Investors, with gross proceeds to MT of $500,000. Platinum has since transferred its interests in MT to Navidea.

Bridge Loan Transaction with John K. Scott, Jr.

On April 10, 2022, the Company entered into a Stock Exchange and Loan Agreement (the “Purchase Agreement”) with John K. Scott, Jr., the Vice Chairman of the Board, pursuant to which Mr. Scott agreed to make a loan to the Company in the principal amount of up to $2.5 million, all of which has been funded. The outstanding balance of the loan, which is evidenced by a Secured Term Note (the “Term Note”), bears interest at a rate of 8% per annum, with payments of interest only to be made over a period of two (2) years. All outstanding principal and accrued and unpaid interest under the Term Note is due and payable on the second anniversary of the Purchase Agreement. The Company’s obligations under the Term Note are secured by a first priority security interest in all of the Company’s assets and personal property pursuant to a Security Agreement.

As consideration and a partial inducement for Mr. Scott to make the loan, Mr. Scott delivered 50,000 shares of Series E Redeemable Convertible Preferred Stock (“Series E Preferred Stock”), representing 100% of the outstanding Series E Preferred Stock, to the Company in exchange for the Company’s issuance of 1,740 shares of Series F Redeemable Convertible Preferred Stock (“Series F Preferred Stock”) and 3,260 shares of Series G Redeemable Preferred Stock (“Series G Preferred Stock”). The number of shares of Common Stock that the Company may issue to Mr. Scott upon conversion of the Series F Preferred stock may not exceed that number of shares that would result in Mr. Scott owning more than 33.33% of the Company’s then outstanding shares of Common Stock unless the Company obtains stockholder approval to issue more than the 33.33% cap. The Company also agreed to prepare and file a resale registration statement with the SEC.

In connection with the Rights Offering, Mr. Scott had the option to pay the subscription price for the units purchased in the Rights Offering by cancelling or surrendering his shares of Series F preferred stock and Series G preferred stock and the Term Note plus accrued but unpaid interest, instead of paying cash. However, to maximize the availability of the Company’s NOLs, the Board determined to limit his purchase to 2,400 units, which Mr. Scott elected to pay for by exchanging all of his shares of Series F preferred stock. The fair market value of the Series F preferred stock that was surrendered was determined by our Board of Directors based on an independent appraisal obtained by the Company.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 10, 2022, certain information with respect to the beneficial ownership of shares of our Common Stock by: (i) each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each director or nominee for director of our Company, (iii) each of the Named Executive Officers (see “Executive Compensation – Summary Compensation Table”), and (iv) our directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to community property laws, where applicable. Percentage ownership is based on 32,150,918 shares of our common stock outstanding as of October 10, 2022. Shares underlying options or other rights to acquire our common stock that are exercisable within 60 days of October 10, 2022 are considered outstanding for the purpose of computing the percentage ownership of the person holding such options or other rights, but are not deemed outstanding for computing the percentage ownership of any other persons. The address of all directors and executive officers is c/o Navidea Biopharmaceuticals, Inc., 4995 Bradenton Avenue, Suite 240, Dublin, OH 43017.

Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Amit Bhalla	50,568	(a)	*
Alexander L. Cappello	43,977	(b)	*
Erika L. Eves	37,021	(c)	*
Michael S. Rosol, Ph.D.	117,045	(d)	*
John K. Scott, Jr.	18,751,634	(e)	43.8%
Joshua M. Wilson	—		*
Malcolm G. Witter	654,948	(f)	2.0%
All directors and executive officers as a group (7 persons)	19,655,193		45.2%
Irwin Bain	1,946,617	(g)	5.9%

*	Less than one percent.
(a)

This amount includes 10,000 shares of restricted stock which will vest within 60 days, 2,500 shares issuable upon exercise of options which are exercisable within 60 days and 28,873 shares that Mr. Bhalla has the right to receive within 60 days but has elected to defer, but does not include 20,000 shares of unvested restricted stock.

(b)	This amount includes 10,000 shares of restricted stock which will vest within 60 days, but does not include 20,000 shares of unvested restricted stock.
(c)

This amount includes 14,642 shares issuable upon exercise of options which are exercisable within 60 days and 12,750 shares in Ms. Eves’s account in the 401(k) Plan, but does not include 10,333 shares issuable upon exercise of options which are not exercisable within 60 days.

(d)

This amount includes 50,000 shares issuable upon exercise of options which are exercisable within 60 days and 11,320 shares in Dr. Rosol’s account in the 401(k) Plan, but does not include 106,250 shares issuable upon exercise of options which are not exercisable within 60 days.

(e)

This amount includes (i) 2,639 shares owned by Mr. Scott’s spouse, (ii) 7,500 shares owned by Mr. Scott’s children, (iii) 28,733 shares that Mr. Scott has the right to receive within 60 days but has elected to defer, (iv) 5,332,800 shares issuable upon conversion of Series I Preferred Stock and (v) 5,332,800 shares issuable upon exercise of warrants. Mr. Scott will not have the right to convert the Series I Preferred Stock or exercise the warrants to the extent that such conversion or exercise would cause Mr. Scott, together with his affiliates, to beneficially own in excess of 4.99% of the then outstanding common stock following such conversion or exercise. This amount excludes 30,000 shares of unvested restricted stock that Mr. Scott has the right to receive within 60 days but has elected to defer.

(f)

This amount includes 10,000 shares of restricted stock which will vest within 60 days, 2,500 shares issuable upon exercise of options with are exercisable within 60 days and 29,136 shares that Mr. Witter has the right to receive within 60 days but has elected to defer, but does not include 20,000 shares of unvested restricted stock.

(g)	The number of shares beneficially owned is based on a Schedule 13G filed by Irwin Bain with the SEC on October 6, 2022. The address of Irwin Bain is 185 South Drexel Avenue, Bexley, OH 43209.

All of our employees and directors, or any of their designees, are prohibited from (i) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or (ii) otherwise engaging in transactions (including “short sales” and arrangements involving a non-recourse pledge of securities), that hedge or offset, or are designed to hedge or offset, any decrease in the market value of shares of our Common Stock granted to such employee or director, or any of their designees, as part of their compensation, or held (directly or indirectly) by such employee or director, or any of their designees.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the SEC. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2021, except for: (i) former directors Claudine Bruck, Ph.D., Thomas F. Farb, S. Kathryn Rouan, Ph.D. and Agnieszka Winkler, who each had one late Form 4 filing related to stock issued in partial payment of director fees, (ii) Messrs. Cappello, Scott and Witter, who each had one late Form 4 filing related to stock issued in partial payment of director fees, (iii) Mr. Bhalla, who had two late Form 4 filings related to stock issued in partial payment of director fees, (iv) Dr. Mikhail, who had one late Form 4 filing related to a stock option award and (v) Mr. Farb and Ms. Winkler, who each had one late Form 3 filing due to delays in obtaining SEC filer codes.

COST OF SOLICITATION OF PROXIES

We will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

GOVERNANCE MATERIALS AVAILABLE ON OUR WEBSITE

Stockholders may find the following information on the Company’s website at www.navidea.com.

●	Navidea’s Code of Business Conduct and Ethics

●	Management and Board of Director biographies

●	Information regarding securities transactions by directors and officers

●	Standing Committee Charters for Audit Committee and Compensation and Nominating and Governance Committee

STOCKHOLDER PROPOSALS

A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the annual meeting of Stockholders of the Company to be held in 2023 must be received by the Company before June 23, 2023, at its executive offices, Attention: Corporate Secretary. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Exchange Act for presentation at our 2022 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after June 23, 2023.

A stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in Article III, Section 2 of our Bylaws. A copy of these procedures is available upon request from the Company at 4995 Bradenton Avenue, Suite 240, Dublin, OH 43017, Attention: Corporate Secretary. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2023 annual meeting, notice of the nomination must be delivered to the Company’s executive offices, Attention: Corporate Secretary, before June 23, 2023. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

OTHER BUSINESS

The Board of Directors does not intend to present, and has no knowledge that others will present, any other business during the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

STOCKHOLDERS SHARING AN ADDRESS OR HOUSEHOLDING

We have adopted a procedure called "householding," which has been approved by the SEC. Under this procedure, only one copy of our proxy materials and our Notice of Internet Availability of Proxy Materials are being delivered to multiple security holders sharing an address, unless we have received instructions to the contrary from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement, our 2021 annual report and our Notice of Internet Availability of Proxy Materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive separate copies, you may write to the Company, c/o Corporate Secretary, Navidea Biopharmaceuticals, Inc. at 4995 Bradenton Avenue, Suite 240, Dublin, Ohio 43017 or call the Company at 614-793-7500.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. The Company’s filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the envelope provided or vote through the Internet or by telephone as described in the enclosed proxy card.

NAVIDEA BIOPHARMACEUTICALS, INC.

Annual Meeting of Stockholders

December 8, 2022, 1:00 P.M.

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael S. Rosol, Ph.D. and Erika L. Eves and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, par value $0.001 per share, of Navidea Biopharmaceuticals, Inc. held of record by the undersigned on October 10, 2022, at an Annual Meeting of Stockholders to be held on December 8, 2022 at 1:00 p.m. Eastern Time, or any adjournment thereof, with all the power the undersigned would possess if present in person.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS (PROPOSAL 1), FOR PROPOSALS 2, 3, 4 AND 5, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the director nominees in Proposal 1:

1.	Election of Directors:

Nominees:

01 Amit Bhalla	02 Alexander L. Cappello

☐ FOR all the nominees listed above (except as marked to the contrary)

☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

The undersigned may withhold authority to vote for any nominee by lining through or otherwise striking out the name of any nominee.

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.

2.	To approve the amendment of the Company’s 2014 Stock Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the Section 382 Rights Agreement, dated as of April 7, 2022, between the Company and Continental Stock Transfer & Trust Company, LLC.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of Common Stock from 300,000,000 to 400,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2021.

☐ FOR	☐ AGAINST	☐ ABSTAIN

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature	Date

Signature (Joint Owners)	Date

Appendix A

NAVIDEA BIOPHARMACEUTICALS, INC.

2014 Stock Incentive Plan

(As amended and restated as of December 8, 2022)

Article I

Establishment, Purpose, Duration

Section 1.1         Establishment of the Plan. Navidea Biopharmaceuticals, Inc. (the “Company”) adopted the Navidea Biopharmaceuticals, Inc. 2014 Stock Incentive Plan, effective July 17, 2014 (the “Plan”). The Plan is hereby amended and restated, as set forth herein, as of December 8, 2022, subject to approval of the amended Plan by the stockholders of the Company.

Section 1.2         Purpose. The Plan is designed to promote the achievement of both short-term and long-term objectives of the Company by (a) aligning compensation of Participants with the interests of Company shareholders, (b) enhancing the interest of Participants in the growth and success of the Company, and (c) attracting and retaining Participants of outstanding competence.

Section 1.3         Effective Date and Duration. This Plan was approved by a majority of the votes cast by Company shareholders at the 2014 annual meeting and became effective at such date. The Plan shall remain in effect, subject to the right of the Board or the Committee to amend and terminate the Plan at any time as provided in this Plan, until July 16, 2024. In no event, however, may an ISO be granted under the Plan more than ten years after the date the Plan was approved by the shareholders.

Article II

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

Section 2.1         162(m) Award. “162(m) Award” means an Award that is intended to be deductible as “performance-based compensation” under Code Section 162(m).

Section 2.2         1934 Act. “1934 Act” means the Securities Exchange Act of 1934, as amended.

Section 2.3         Affiliate. “Affiliate” means any entity that is a Subsidiary or a parent corporation, as defined in Code Section 424(e), of the Company, or any other entity designated by the Committee as covered by the Plan in which the Company has, directly or indirectly, at least a 20% voting interest.

Section 2.4         Award. “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, or other Article XII stock-based award granted to a Participant under the Plan.

Section 2.5         Award Agreement. “Award Agreement” means a written or electronic statement or agreement prepared by the Company that sets forth the terms, conditions and restrictions applicable to Awards granted under the Plan.

Section 2.6         Board or Board of Directors. “Board” or “Board of Directors” means the Board of Directors of the Company.

Section 2.7         Cash-Based Award. “Cash-Based Award” means an Award granted to a Participant, as described in Article XI herein.

Section 2.8        Cause. “Cause,” unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, shall be as defined in any employment agreement between the Company and a Participant; provided however, that if there is no such employment agreement, “Cause” shall mean any of the following: (a) the Participant’s conviction of any criminal violation involving dishonesty, fraud or breach of trust; (b) the Participant’s willful engagement in any misconduct in the performance of his or her duty that materially injures the Company; (c) the Participant’s performance of any act which would materially and adversely impact the business of the Company; or (d) the Participant’s willful and substantial nonperformance of assigned duties. Notwithstanding the foregoing, the Committee shall have sole discretion with respect to the application of the provisions of subsections (a)‑(d) above, and such exercise of discretion shall be conclusive and binding upon the Participant and all other persons.

Section 2.9         Change in Control. A "Change in Control" will be deemed to have occurred if and when (i) a person, partnership, corporation, trust or other entity ("Person") acquires or combines with the Company, or 50 percent or more of its assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) is owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination, unless the Change in Control transaction or transactions have been approved in advance by Board members representing at least two‑thirds of the Board members; or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members. This definition shall be interpreted in accordance with the guidance under Code Section 409A, that describes a change in control, change in effective control, and change in ownership of a substantial portion of the assets of a corporation.

Section 2.10          Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

Section 2.11        Committee. “Committee” means the Compensation, Nominating and Governance Committee of the Board of Directors, or such other committee as the Board shall appoint from time to time, which shall consist of two or more directors, all of whom are intended to satisfy the requirements for an “outside director” under Code Section 162(m), a “nonemployee director” within the meaning of Rule 16b-3, and an “independent director” under the rules of NYSE American (or any other national securities exchange which is the principal exchange on which the Shares may then be traded); provided, however, that as to any Award intended to be a 162(m) Award, if any member of the Committee shall not satisfy such “outside director” requirements, “Committee” means a subcommittee (of two or more persons) of the Committee consisting of all members thereof who satisfy such “outside director” requirement; and further provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership specified above.

Section 2.12          Company. “Company” means Navidea Biopharmaceuticals, Inc., a Delaware corporation, and any current or future parent or subsidiary, or any successor thereto.

Section 2.13         Consultant. “Consultant” means any person who provides services to the Company or any Subsidiary (other than in connection with the offer or sale of securities of the Company or any Subsidiary, in a capital raising transaction), who is neither an Employee nor a Director and who is a consultant or advisor to the Company or any Subsidiary within the meaning of General Instruction A.1 to Form S-8 promulgated by the SEC under the Securities Act of 1933.

Section 2.14         Covered Officer. “Covered Officer” means a Participant who, in the sole judgment of the Committee, may be treated as a “covered employee” under Code Section 162(m) at the time income is recognized by such Participant in connection with an Award that is intended to qualify as a 162(m) Award.

Section 2.15         Disability or Disabled. “Disability” or “Disabled” means a condition that (a) causes the Participant to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (b) causes the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, to receive income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Affiliates or (c) causes the Participant to be eligible to receive Social Security disability payments. The Committee, in its sole discretion, shall determine the date of any Disability.

Section 2.16          Employee. “Employee” means any person who is an employee of the Company or any Affiliate; provided, however, that with respect to ISOs, “Employee” means any person who is considered an employee of the Company or any Affiliate for purposes of Treasury Regulation Section 1.421-1(h).

Section 2.17       Fair Market Value. “Fair Market Value” means, on any given date and as may be specified in an Award Agreement, (a) the closing sales price per share (or, if otherwise specified by the Committee, a price that is based on the opening, actual, high, low, or average sales prices per Share) of the Company’s common stock as reported on the NYSE American or such other established securities market on which the Shares are traded, or, if there were no reported sales of Shares on such date, then, unless otherwise required under the Code, the business day immediately preceding such date; or (b) if (a) does not apply, the price that the Committee in good faith determines through any reasonable valuation method that a Share might change hands between a willing buyer and a willing seller, neither being under compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. Notwithstanding the above, for purposes of broker-facilitated cashless exercises of Awards involving Shares under the Plan, “Fair Market Value” shall mean the real-time selling price of such Shares as reported by the broker facilitating such exercises.

Section 2.18         Grant Price. “Grant Price” means the price established at the time of grant of a SAR pursuant to Article VII (Stock Appreciation Rights), used to determine whether there is any payment due upon exercise of the SAR, which shall not be less than 100% of the Fair Market Value of the Shares at the time the SAR was granted.

Section 2.19         Incentive Stock Option or ISO. “Incentive Stock Option” or “ISO” means an Option that is an “incentive stock option” within the meaning of Code Section 422.

Section 2.20         Nonemployee Director. “Nonemployee Director” means a member of the Board who is not an Employee.

Section 2.21         Nonqualified Stock Option or NQSO. “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares that does not constitute an Incentive Stock Option under Code Section 422 (or any successor Code Section).

Section 2.22         Option. “Option” means a right to purchase Shares in accordance with the terms and conditions of the Plan.

Section 2.23         Option Exercise Price. “Option Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

Section 2.24         Participant. “Participant” means an Employee, Nonemployee Director, or Consultant who is selected to receive an Award or who has an outstanding Award granted under the Plan.

Section 2.25         Performance Measure. “Performance Measure” means one or more business criteria to be used by the Committee in establishing Performance Targets for 162(m) Awards under the Plan.

Section 2.26         Performance Shares. “Performance Shares” means an Award designated as Performance Shares and granted to a Participant in accordance with Article IX of the Plan.

Section 2.27         Performance Target. “Performance Target” means the specific, objective goal or goals that are timely set forth in writing by the Committee for grants of 162(m) Awards under the Plan with respect to any one or more Performance Measures.

Section 2.28         Performance Unit. “Performance Unit” means an Award designated as a Performance Unit and granted to a Participant in accordance with Article X of this Plan.

Section 2.29         Period of Restriction. “Period of Restriction” means the period during which the transfer of Shares underlying an Award is limited in some way, or the Shares are subject to a substantial risk of forfeiture.

Section 2.30         Plan. “Plan” means the Navidea Biopharmaceuticals, Inc. 2014 Stock Incentive Plan, as may be amended from time to time.

Section 2.31         Prior Plan. “Prior Plan” means the Navidea Biopharmaceuticals, Inc. Fourth Amended and Restated 2002 Stock Incentive Plan.

Section 2.32         Restricted Stock. “Restricted Stock” means an Award that is a grant of Shares delivered to a Participant, subject to restrictions described in Article VIII of this Plan.

Section 2.33         Restricted Stock Unit or RSU. “Restricted Stock Unit” or “RSU” means an Award that is subject to the restrictions described in Article VIII of this Plan and is a promise of the Company to deliver at the end of a Period of Restrictions (a) one Share for each RSU, (b) cash in an amount equal to the Fair Market Value of one Share for each RSU, or (c) a combination of (a) and (b), as determined by the Committee.

Section 2.34         Retirement. “Retirement” means, with respect to Employees, termination of Service by reason of the Employee’s retirement at or after his or her having satisfied the requirements for retirement under the applicable Company qualified retirement plan, or in such other termination of Service determined to be a retirement by the Committee. With respect to a Nonemployee Director, “Retirement” means a termination of Service on the Board that is to qualify as a retirement with the consent of the remaining Nonemployee Directors. With respect to a Consultant, no termination of Service shall be deemed to be on account of Retirement.

Section 2.35         Rule 16b-3. “Rule 16b-3” means rule 16b-3 promulgated under the 1934 Act, as amended, and any future determination amending, supplementing, or superseding such regulation.

Section 2.36         Section 16 Person. “Section 16 Person” means a person who, with respect to shares, is subject to Section 16 of the 1934 Act.

Section 2.37         Service. “Service” means a Participant’s work for the Company or an Affiliate, either as an Employee, Nonemployee Director, or Consultant.

Section 2.38         Shares. “Shares” means the shares of common stock of the Company, $0.001 par value per share.

Section 2.39         Stock Appreciation Right or SAR. “Stock Appreciation Right” or “SAR” means an Award designated as a SAR in accordance with the terms of Article VII of the Plan.

Section 2.40         Subsidiary. “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest; provided, however, that with respect to ISOs, the term “Subsidiary” shall include only an entity that qualifies under Code Section 424(f) as a “subsidiary corporation” with respect to the Company.

Section 2.41         Tandem SAR. “Tandem SAR” means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (with a similar cancellation of the Tandem SAR when a Share is purchased under the Option). Except for the medium of payment, the terms of a Tandem SAR shall be identical in all material respects to the terms of the related Option.

Article III

Administration

Section 3.1         Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement, or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award, shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. Notwithstanding the foregoing, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to Nonemployee Directors.

Section 3.2         Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)	to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Shares to be subject to each Award;

(b)	to determine the type of Award granted;

(c)	to determine the Fair Market Value of Shares or other property where applicable;

(d)

to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Shares acquired pursuant thereto (other than the Options granted to Nonemployee Directors, as described under the Plan), including, without limitation, (i) the exercise or purchase price of Shares pursuant to any Award, (ii) the method of payment for Shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of Shares, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any Shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participants termination of Service on any of the foregoing, (vii) adopt procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants, and Nonemployee Directors who are foreign nationals or employed outside of the United States, and (viii) all other terms, conditions and restrictions applicable to any Award or Shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)	to determine how an Award will be settled, as provided under an Award Agreement;

(f)	to approve one or more forms of Award Agreement;

(g)	to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any Shares acquired upon the exercise thereof;

(h)

to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any Shares acquired upon the exercise thereof, including with respect to the period following a Participants termination of Service;

(i)

to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)

to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

Section 3.3         Action by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the act of a majority of the members present at any meeting at which a quorum is present or the act approved in writing by a majority of all the members of the Committee shall be the act of the Committee. In the performance of their duties under this Plan, the Committee members shall be entitled to rely upon information and advice furnished by the Company’s officers, employees, accountants or counsel, or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of this Plan.

Section 3.4         Delegation by the Committee. he Committee, in its sole discretion and on such terms and conditions it may provide, may delegate all or any part of its authority and powers under the Plan to one or more officers or Nonemployee Directors; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way that would jeopardize the qualification of 162(m) Awards under Code Section 162(m) or the Plan’s qualification under Rule 16b-3.

Section 3.5         Nonemployee Directors. Notwithstanding any provisions of the Plan to the contrary, the Board shall administer Section 6.8 of the Plan, and the Committee shall exercise no discretion with respect to Section 6.8. In the Board’s administration of Section 6.8 are the Options and Shares granted to Nonemployee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

Section 3.6         Indemnification. The Company will indemnify each member of the Committee against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent will not be unreasonably withheld) reasonably incurred by such member in connection with any action to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she is adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification is in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

Article IV

Stock Subject to the Plan

Section 4.1         Aggregate Shares. Subject to adjustment as provided under the Plan, the total number of Shares that are available for Awards under the Plan shall not exceed in the aggregate 7,750,000 Shares (all of which may be granted with respect to Incentive Stock Options), plus any Shares subject to outstanding awards granted under the Prior Plan and that expire or terminate for any reason, shall be available under this Plan. Such Shares may be authorized and unissued Shares, treasury Shares, or Shares acquired on the open market.

Section 4.2         Individual Award Limitations. Subject to adjustments as provided in herein, the maximum number of Shares for which Awards may be granted under the Plan to any one individual in any calendar year may not exceed 250,000 shares. The maximum aggregate Cash-Based Award shall be $5,000,000 per year.

Section 4.3         Share Counting. The following Shares related to Awards will be available for issuance again under the Plan: (a) Shares related to Awards paid in cash (b) Shares related to Awards that expire, are forfeited, are cancelled, or terminate for any other reason without the delivery of the Shares, (c) Shares equal in number to the Shares withheld, surrendered or tendered in payment of the exercise price of an Award, and (d) Shares tendered or withheld in order to satisfy tax withholding obligations.

Section 4.4         Adjustment to Number of Shares.

(a)

Appropriate adjustments in the aggregate number of Shares issuable pursuant to the Plan, the number of Shares subject to each outstanding award granted under the Plan, the Option price with respect to Options and Tandem SARs, the specified price of SARs not connected to Options, and the value for Performance Units, shall be made to give effect to any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, whether through recapitalization, stock split, reverse stock split, spin‑off, spin‑out or other distribution of assets to shareholders, stock distributions or combinations of Shares, payment of stock dividends, other increase or decrease in the number of such Shares outstanding effected without receipt of consideration by the Company, or any other occurrence for which the Committee determines an adjustment is appropriate.

(b)

In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, or an acquisition by the Company of the stock or assets of any other corporation or corporations, there shall be substituted on an equitable basis, as determined by the Committee in its sole discretion, for each Share then subject to the Plan, and for each Share then subject to an Award granted under the Plan, the number and kind of Shares of stock, other securities, cash or other property to which the holders of Shares of the Company are entitled pursuant to such transaction.

(c)

Without limiting the generality of the foregoing provisions of this paragraph, any such adjustment shall be deemed to have prevented any dilution or enlargement of a Participant’s rights, if such Participant receives in any such adjustment, rights that are substantially similar (after taking into account the fact that the Participant has not paid the applicable option price) to the rights the Participant would have received had he exercised his outstanding Award and become a shareholder of the Company immediately prior to the event giving rise to such adjustment. Adjustments under this paragraph shall be made by the Committee, whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons.

Article V

Eligibility and Participation

Section 5.1         Eligibility to Receive Awards. Persons eligible to receive Awards under the Plan are Employees, Nonemployee Directors, and Consultants.

Section 5.2         Participation in the Plan. Subject to the other provisions of this Plan, the Committee has the full discretion to grant Awards to eligible persons described in Section 5.1. Eligible persons may be granted more than one Award. Eligibility in accordance with this Section, however, shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

Article VI

Options

Section 6.1         Grant of Options. Options shall be evidenced by Award Agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time. Award Agreements shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, provisions for vesting and exercisability, whether the Option is an ISO or NQSO, and such other provisions as the Committee shall determine. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with the following terms and conditions. Except in accordance with equitable adjustments as provided in Section 4.4 of this Plan, no Option granted under the Plan shall at any time be repriced or subject to cancellation and replacement without shareholder approval.

Section 6.2         Option Exercise Price. The Option Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.

Section 6.3         Exercise of Options. Each Award Agreement shall state the period or periods of time within which the Option may be exercised by the optionee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the Option exercise period shall not end later than ten years after the date of the grant for any ISO. The Committee shall have the power to permit in its discretion an acceleration of the previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

Section 6.4         Payment of Option Exercise Price. Except as otherwise provided in the Plan, or in any Award Agreement, the optionee shall pay the Option Exercise Price upon the exercise of any Option (i) in cash, (ii) by authorizing a third party with which the optionee has a brokerage or similar account to sell the Shares (or a sufficient portion of such Shares) acquired upon the exercise of the Option and remit to the Company a portion of the sale proceeds sufficient to pay the entire Option Exercise Price to the Company, (iii) by delivering Shares that have an aggregate Fair Market Value on the date of exercise equal to the Option Exercise Price; (iv) by authorizing the Company to withhold from the total number of Shares as to which the Option is being exercised the number of Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Exercise Price for the total number of Shares as to which the Option is being exercised, (v) by such other means by which the Committee determines to be consistent with the purpose of the Plan and applicable law, or (vi) by any combination of (i), (ii), (iii), (iv), and (v). In the case of an election pursuant to (i) above, cash shall mean cash or check issued by a federally insured bank or savings and loan association and made payable to Navidea Biopharmaceuticals, Inc. In the case of payment pursuant to (ii) or (iii) above, the optionee’s authorization must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an Option, an optionee may file a blanket election with the Committee, which shall govern all future exercises of Options until revoked by the optionee.

Section 6.5         Transfer of Shares. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

Section 6.6         Rights Upon Termination of Service. Unless otherwise provided by the Committee in an Option Agreement, in the event that an optionee terminates Service for any reason other than death, Disability or Retirement, the right of the optionee to exercise the Option will terminate immediately, unless the Committee in its sole discretion elects to extend the exercisability of an Option during its term to not more than three (3) months from the date of the termination of service. In the event that an optionee dies, Retires, or becomes Disabled prior to termination of his option without having fully exercised his option, the optionee or his successor shall have the right to exercise the option during its term within a period of one year after the date of such termination due to death, Disability or Retirement, to the extent that the option was exercisable at the date of termination due to death, Disability or retirement, or during such other period and subject to such terms, including accelerated vesting, as may be determined by the Committee.

Section 6.7         Additional Rules for Incentive Stock Options.

(a)

Employees. Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary and not to Employees of any Affiliate unless such entity is classified as a “disregarded entity” of the Company or the applicable Subsidiary under the Code. Incentive Stock Options may not be granted to Nonemployee Directors.

(b)

Exercise Limitations. The Committee, in its sole discretion, may provide in each Award Agreement the period or periods of time within which the Option may be exercised by the optionee, in whole or in part, provided that the Option period shall not end later than ten years after the date of the grant of the Option. The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Shares subject to an Option, which first becomes exercisable in any calendar year, exceeds this limitation, so much of the Option that does not exceed the applicable dollar limit shall be an Incentive Stock Option and the remainder shall be a Nonqualified Stock Option; but in all other respects, the original Award Agreement shall remain in full force and effect. Notwithstanding anything herein to the contrary, if an Incentive Stock Option is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of Code Section 422(b)(6), (i) the purchase price of each Share subject to the Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Share on the date the Incentive Stock Option is granted, and (ii) the Incentive Stock Option shall expire, and all rights to purchase Shares thereunder shall cease, no later than the fifth anniversary of the date the Incentive Stock Option was granted.

(c)

Rights Upon Termination of Service. The rules under Section 6.6 of this Plan generally shall apply when an optionee holding an ISO terminates Service. Notwithstanding the foregoing, in accordance with Code Section 422, if an Incentive Stock Option is exercised more than ninety days after termination of Service, that portion of the Option exercised after such date shall automatically be a Nonqualified Stock Option, but, in all other respects, the original Award Agreement shall remain in full force and effect.

Section 6.8         Additional Rules for Options Granted to Nonemployee Directors.

(a)	Granting of Options. Subject to the terms and provisions of the Plan, the Board may grant Nonqualified Stock Options to purchase shares to Nonemployee Directors.

(b)	Terms of Options. The Board, in its sole discretion, shall determine the number of shares subject to each Option granted to a Nonemployee Director.

(c)	Option Agreement. Each Award granted pursuant to this subsection 9 shall be evidenced by a written Award Agreement which shall be executed by the Participant and the Company.

(d)

Exercise Price. The Grant Price for the Shares subject to each Option granted pursuant to this subsection shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the day of grant.

(e)

Exercisability. Each Option granted pursuant to this Section 6.8 shall become exercisable in full one year after the date the Option is granted. If a Nonemployee Director incurs a termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such termination of service shall never become exercisable. If the termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the termination of Service.

(f)	Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

(1)	The expiration of ten (10) years from the date of grant; or

(2)	The expiration of three (3) months from the date of the Participant’s termination of Service for a reason other than death, Disability or Retirement; or

(3)	The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability or Retirement.

(g)

Death of Director. Notwithstanding subsection (e), if a Nonemployee Director dies prior to the expiration of his or her options in accordance with subsection (e), his or her Options shall terminate one (1) year after the date of his or her death.

(h)

Special Rule for Retirement. Notwithstanding the provisions of subsection (e), if the exercisability of an Option is accelerated under subsection (d) on account of the Participant’s Retirement, such Option shall terminate upon the first to occur of: (a) the expiration of ten (10) years from the date the Option was granted; or (b) the expiration of one year from the date of the Participant’s death.

(i)	Not Incentive Stock Options. Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

(j)	Other Terms. All provisions of the Plan not inconsistent with this Section 6.8, shall apply to Options granted to Nonemployee Directors.

(k)

Elections by Nonemployee Directors. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Nonemployee Director may elect to forego receipt of all or a portion of fees for service as a Director otherwise due to the Nonemployee Director in exchange for Shares. The number of Shares received by any Nonemployee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Nonemployee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this subsection shall be designed to ensure that any such election by a Nonemployee Director will not disqualify him or her as a “nonemployee director” under Rule 16b‑3.

Article VII

Stock Appreciation Rights

Section 7.1         Grant of SARs. Stock Appreciation Rights shall be evidenced by Award Agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time. Award Agreements shall specify the Grant Price of the SAR, the duration of the SAR, the number of Shares to which the SAR pertains, provisions for vesting and exercisability, and such other provisions as the Committee shall determine. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with the following terms and conditions.

Section 7.2         Awards. A SAR shall entitle the grantee to receive upon exercise the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the Grant Price, or, if connected with a previously issued Option, not less than 100% of the Fair Market Value of Shares at the time such Option was granted. A SAR may be a Tandem SAR or may not be granted in connection with an Option.

Section 7.3         Term of SAR. SARs shall be granted for a period of not more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions, as shall be prescribed by the Committee at the time of grant, subject to the provisions of this Plan.

Section 7.4         Termination of Service. SARs shall be exercisable only during a grantee’s period of Service, except that in the discretion of the Committee a SAR may be made exercisable for up to ninety days after the grantee’s Service is terminated for any reason other than death, Disability or Retirement. In the event that a grantee dies, Retires, or becomes Disabled without having fully exercised his SARs, the grantee or his successor shall have the right to exercise the SARs during their term within a period of one year after the date of such termination due to death, Disability or Retirement to the extent that the right was exercisable at the date of such termination or during such other period and subject to such terms as may be determined by the Committee. Notwithstanding the foregoing, the Committee shall have the power to permit in its discretion an acceleration of previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

Section 7.5         Special Rules for Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

Section 7.6         Payment. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the Grant Price; by (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment shall be made in cash, in the form of Shares at Fair Market Value, or in a combination thereof, as the Committee may determine.

Article VIII

Restricted Stock and Restricted Stock Units

Section 8.1         Grants. The Committee, at any time and from time to time, may grant Shares of Restricted Stock or grant Restricted Stock Units to Participants in such amounts as the Committee shall determine. Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units issued to the Participant, and such other provisions as the Committee shall determine. Such Award Agreements shall be consistent with the provisions of this Article VIII.

Section 8.2         Period of Restriction. The end of any Period of Restriction for Restricted Stock or Restricted Stock Units may be conditioned upon the satisfaction of such conditions as are satisfied by the Committee in its sole discretion and set forth in an applicable Award Agreement. Such conditions include, without limitation, restrictions based upon the continued Service of the Participant, the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws, prohibitions against transfer, and repurchase by the Company or right of first refusal. The Committee shall have the power to permit in its discretion, an acceleration of the expiration of the applicable Period of Restriction with respect to any part or all of the Shares or number of Restricted Stock Units awarded to a Participant.

Section 8.3         Certificates. If a certificate is issued in respect of Shares awarded to a Participant, each certificate shall be deposited with the Company, or its designee, and shall bear the following legend:

“This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Navidea Biopharmaceuticals, Inc. 2014 Stock Incentive Plan and an Award Agreement entered into by the registered owner. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and Award Agreement, a copy of each of which is on file in the office of the Secretary of said Company.”

Section 8.4         Lapse of Restrictions. A Restricted Stock Award Agreement or Restricted Stock Unit Award Agreement shall specify the terms and conditions upon which any restrictions upon Shares awarded or RSUs awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, any Shares that have been awarded, free of the previously described restrictive legend, shall be issued to the Participant or his legal representative.

Section 8.5         Termination of Service. Each Restricted Stock Award Agreement and Restricted Stock Unit Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of Shares of Restricted Stock or Restricted Stock Units following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Section 8.6         Code Section 83(b) Election. If a Participant makes an election pursuant to Code Section 83(b) with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

Article IX

Performance Shares Awards

Section 9.1         Grants of Performance Shares. The Committee, at any time and from time to time, may grant Awards of Performance Shares to Participants in such amounts as the Committee shall determine. Each Performance Shares grant shall be evidenced by an Award Agreement that shall specify the applicable performance period, the number of Shares subject to a Performance Shares Award that are to be delivered to the Participant upon satisfaction of the performance targets by the expiration of the performance period, and such other provisions as the Committee shall determine. Such Award Agreements shall be consistent with the provisions of this Article IX.

Section 9.2         Performance Period and Performance Goals. At the time of award, the Committee, in its sole discretion shall establish a performance period and the performance goals to be achieved during the applicable performance period with respect to an Award of Performance Shares.

Section 9.3         Delivery of Shares. Following the conclusion of each performance period, the Committee shall determine the extent to which performance goals have been attained for such period as well as the other terms and conditions established by the Committee. The Committee shall determine the amount of Shares, if any, to be delivered to the Participant in satisfaction of the Award.

Section 9.4         Termination of Service. Each Performance Shares Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of Performance Shares following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Shares Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Section 9.5         Code Section 162(m). If any Performance Shares are intended to be 162(m) Awards, the Committee shall follow the procedures set forth in Section 13.1 with respect to such Performance Shares.

Article X

Performance Units

Section 10.1         Grant of Performance Units. Subject to the terms of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Performance Units shall be evidenced by Award Agreements that are subject to the terms of this Article X.

Section 10.2         Performance Period and Performance Goals. Unless otherwise determined by the Committee, at the time of award, the Committee shall establish with respect to each Performance Unit a performance period of not less than two years. At the time of award, the Committee also shall establish, in its sole discretion, the performance goals to be achieved during the applicable performance period with respect to an Award of Performance Units.

Section 10.3         Value of Performance Units. At the time Performance Units are granted, the Committee shall establish with respect to each such Award a value for each Performance Unit, which may vary thereafter determinable from criteria specified by the Committee at the time of Award.

Section 10.4         Code Section 162(m). If any Performance Units are intended to be 162(m) Awards, the Committee shall follow the procedures set forth in Section 13.1 with respect to such Performance Units.

Section 10.5         Payment of Performance Units. Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained for such period as well as the other terms and conditions established by the Committee. The Committee shall determine what, if any, payment is due on the Performance Units. Payment shall be made as soon as practicable after the end of the applicable performance period, but no later than the March 15th of the year after the year in which such performance period ends, in cash, in the form of Shares, or in a combination thereof, as the Committee may determine.

Section 10.6         Termination of Service. Each Performance Unit Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of Performance Units following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Units Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Section 10.7         Other Terms. The Award Agreements with respect to Performance Units shall contain such other terms and provisions and conditions not inconsistent with the Plan as shall be determined by the Committee.

Article XI

Cash-Based Awards

Section 11.1         Grant of Cash-Based Awards. Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, subject to the terms of this Article XI. This Article does not limit the ability of the Committee or management to award bonuses or other cash-based awards other than under the terms of the Plan.

Section 11.2         Performance Period and Performance Goals. Unless otherwise determined by the Committee, the performance period for any Cash-Based Award shall be one year. At the time of award, the Committee also shall establish, in its sole discretion, the performance goals to be achieved during the applicable performance period with respect to Cash-Based Awards.

Section 11.3         Value of Cash-Based Awards. At the time Cash-Based Awards are granted, the Committee shall establish the value of such Awards, which may vary thereafter determinable from criteria specified by the Committee at the time of Award.

Section 11.4         Code Section 162(m). If the grant of any Cash-Based Awards are intended to be 162(m) Awards, the Committee shall follow the procedures set forth in Section 13.1 with respect to such Cash-Based Awards.

Section 11.5         Payment of Cash-Based Awards. If payable, the Participant’s Cash-Based Award will be distributed to the Participant, or the Participant’s estate in the event of the Participant’s death before payment, in cash in a single sum as soon after the end of the applicable performance period as practicable, but no later than March 15th after the end of the performance period, in accordance with the Company’s payroll practices.

Section 11.6         Termination of Service. With respect to Cash-Based Awards, the Committee shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of such Cash-Based Awards following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article XII

Other Stock-Based Awards

The Committee may from time to time grant Shares and other Awards under the Plan that are valued in whole or in part by reference to, or are otherwise based upon and/or payable in Shares. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan.

Article XIII

Awards Under the Plan; Code Section 162(m)

Section 13.1         Compliance with Code Section 162(m).

(a)

General. The Committee may grant Awards that are designed to qualify as 162(m) Awards and Awards that are not 162(m) Awards. In the case of Awards granted to Covered Officers that are intended to be 162(m) Awards, the Committee shall make in writing all determinations necessary to establish the terms of such 162(m) Awards within 90 days of the beginning of the applicable performance period (or such other time period required under Code Section 162(m)), including, without limitation, the designation of the Covered Officers to whom such 162(m) Awards are made, the Performance Measures applicable to the Awards and the Performance Targets that relate to such Performance Measures, and the dollar amounts or number of Shares payable upon achieving the applicable Performance Targets. o the extent required by Code Section 162(m), the provisions of such 162(m) Awards must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Covered Officer. The specific Performance Targets established by the Committee shall be made while the achievement of such Performance Targets remains substantially uncertain in accordance with Code Section 162(m). Subject to the terms of this Plan, after each applicable performance period has ended, the Committee shall determine the extent to which the Performance Targets have been attained or a degree of achievement between minimum and maximum levels with respect to 162(m) Awards in order to establish the level of payment to be made, if any, with respect to such 162(m) Awards, and shall certify the results in writing prior to payment of such 162(m) Awards.

(b)

Performance Targets and Performance Measures. With respect to 162(m) Awards, at the time of grant of a 162(m) Award, the Committee shall establish in writing maximum and minimum Performance Targets to be achieved with respect to each Award during the performance period. The Participant shall be entitled to payment of the entire amount awarded if the maximum Performance Target is achieved during the performance period, but shall be entitled to payment with respect to a portion of the Award according to the level of achievement of Performance Targets, as specified by the Committee, for performance during the performance period that meets or exceeds the minimum Performance Target but fails to meet the maximum Performance Target. With respect to Cash-Based Awards, the Committee may assign payout percentages based upon various potential Performance Targets to be applied if the Performance Targets are met. The Committee has full discretion and authority to determine the Performance Target payouts for Cash-Based Award’s performance period.

The Performance Targets established by the Committee may relate to corporate, division, department, business unit, or individual performance and may be established in terms of any one or a combination of the following Performance Measures: price of Company Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market shares. Multiple Performance Targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance as measured against other institutions or divisions or units thereof.

(c)

Calculation and Adjustments. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) mergers, acquisitions or divestitures, (f) foreign exchange gains and losses, and (g) extraordinary, unusual, or other nonrecurring items as described in U.S. Generally Accepted Accounting Principles or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s consolidated report to the investment community or investor letters. To the extent such inclusions or exclusions affect Awards to Covered Officers, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility except as otherwise determined by the Committee in its sole discretion. Awards that are intended to qualify as 162(m) Awards may not be adjusted upward from the amount otherwise payable to a Covered Officer under the pre-established Performance Target. The Committee shall retain the discretion to adjust such Awards downward, either on a formulaic or discretionary basis or a combination of the two, as the Committee determines. If applicable tax and securities laws change to permit Committee discretion to alter the governing Performance Measures or Performance Targets without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Section 13.2         Non-Code Section 162(m) Awards. In the case of Awards that are not intended to be qualifying as “performance-based compensation” under Code Section 162(m), the Committee may designate performance targets from among the previously described Performance Measures in this Article or such other business criteria as it determines in its sole discretion. The Committee also may make adjustments to such Performance Measures or other business criteria in any manner it deems appropriate in its discretion.

Article XIV

Dividends and Dividend Equivalents

No dividends or dividend equivalents may be awarded with respect to any Options or SARs. An Award (other than Options or SARs) may, if so determined by the Committee, provide the Participant with the right to receive dividend payments, or, in the case of Awards that do not involve the issuance of Shares concurrently with the grant of the Award, dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares are earned, vested or acquired), which payments may be either made currently, credited to an account for the Participant, or deemed to have been reinvested in additional Shares which shall thereafter be deemed to be part of and subject to the underlying Award, including the same vesting and performance conditions. Notwithstanding the foregoing, with respect to Awards subject to performance conditions, any such dividend or dividend equivalent payments shall not be paid currently and instead shall either be credited to an account for the Participant or deemed to have been reinvested in additional Shares. Dividend or dividend equivalent amounts credited to an account for the Participant may be settled in cash or Shares or a combination of both, as determined by the Committee, and shall be subject to the same vesting and performance conditions as the underlying Award.

Article XV

Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article XVI

Change in Control

Section 16.1         Effect of Change in Control. Except as otherwise provided in the Plan or any Award Agreement granted hereunder, upon a Change in Control, all outstanding Awards shall become fully exercisable and all restrictions thereon shall terminate; provided, however, that the Committee may determine and provide through an Award Agreement or other means the extent of vesting and the treatment of partially completed performance periods (if any) for any Awards outstanding upon a Change in Control. Further, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation of any such Award for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Shares covered thereby had such Award been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

Section 16.2         Participant Elections to Minimize Code Section 4999 Excise Tax.

(a)

Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Code Section 4999 due to the characterization of such acceleration of vesting, payment or benefit as an excess parachute payment under Code Section 280G, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization. Such an election, however, may not change the time and form of any payment in a manner that would cause the Participant to incur additional taxes or penalties under Code Section 409A.

(b)

Determination by Independent Accountants. To aid the Participant in making any election called for under part (a) above, no later than the date of the occurrence of any event that might reasonably be anticipated to result in an excess parachute payment to the Participant as described in part (a) above, the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Code Sections 280G and 4999. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this subpart (b).

Article XVII

Deferrals

The Committee may permit (upon timely election by the Participant) or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Performance Shares, or the satisfaction of any requirements or goals with respect to Performance Units or Cash-Based Awards. If any such deferral election is required or permitted, the Committee may, in its sole discretion, establish rules and procedures for such payment deferrals in a manner consistent with Code Section 409A and the regulations thereunder.

Article XVIII

Withholding

Section 18.1         Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

Section 18.2         Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing before the date in which income is realized by the recipient in connection with the particular transaction, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. The amount of required withholding shall be a specified rate not less than the statutory minimum federal, state and local (if any) withholding rate, and not greater than the maximum federal, state and local (if any) marginal tax rate applicable to the Participant and to the particular transaction.

Article XIX

Compliance with Code Section 409A

Section 19.1         Awards Subject to Code Section 409A. The provisions of this Section 19.1 shall apply to any Award or portion thereof that is or becomes subject to Code Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Code Section 409A include, without limitation:

(a)

Any Nonqualified Stock Option having an exercise price per share less than the Fair Market Value determined as of the date of grant of such Option or that permits the deferral of compensation other than the deferral of recognition of income until the exercise or transfer of the Option or the time the shares acquired pursuant to the exercise of the option first become substantially vested.

(b)

Any Award that either provides by its terms, or under which the Participant makes an election, for settlement of all or any portion of the Award either (i) on one or more dates following the end of the Short-Term Deferral Period (as defined below) or (ii) upon or after the occurrence of any event that will or may occur later than the end of the Short-Term Deferral Period.

Subject to U.S. Treasury Regulations promulgated pursuant to Code Section 409A (“Section 409A Regulations”) or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in Section 409A Regulations or other applicable guidance.

Section 19.2         No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan pursuant to any Award subject to Code Section 409A, except as provided by Code Section 409A and Section 409A Regulations.

Section 19.3         Separation from Service. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s termination of employment or other Service and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, a termination of employment or other Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A.

Section 19.4         Timing of Payment to a Specified Employee. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s separation from Service at such time as the Participant is a “specified employee” and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, no payment shall be made, except as permitted under Code Section 409A, prior to the first day of the seventh (7th) calendar month beginning after the Participant’s separation from Service (or the date of his or her earlier death). The Company may adopt a specified employee policy that will apply to identify the specified employees for all deferred compensation plans subject to Code Section 409A; otherwise, specified employees will be identified using the default standards contained in the regulations under Code Section 409A.

Article XX

Amendment and Termination

Section 20.1         Amendment, Modification, and Termination of the Plan. The Board or the Committee may at any time terminate, suspend or amend the Plan without the authorization of shareholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the 1934 Act, insofar as shareholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b‑3 under the 1934 Act, or the rules of any applicable stock exchange. No termination, suspension or amendment of the Plan shall adversely affect any right acquired by any Participant under an Award granted before the date of such termination, suspension or amendment, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

Section 20.2         Amendment of Awards. The Committee may unilaterally amend the terms of any Award Agreement previously granted, except that (i) no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law, stock exchange rules or accounting rules; and (ii) in no event may an Option or SAR be amended or modified, other than as provided in Section 4.4, to decrease the Option or SAR exercise or base price thereof, or be cancelled in exchange for cash, a new Option or SAR with a lower exercise price or base price, or other Awards, or otherwise be subject to any action that would be treated for accounting purposes as a “repricing” of such Option or SAR, unless such action is approved by the Company’s shareholders.

Article XXI

Miscellaneous

Section 21.1         Approval Restrictions. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of Shares is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of Shares thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Committee.

Section 21.2         Securities Law Compliance. With respect to Participants subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. If any provision of this Plan or of any Award Agreement would otherwise frustrate or conflict with the intent expressed in the preceding sentence, that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Participants who are then subject to Section 16 of the 1934 Act. In addition, no Shares will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Shares may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant, exercise, vesting or settlement of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such Shares of the same class are then listed, and under any blue sky or other securities laws applicable to such Shares.

Section 21.3         Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

Section 21.4         Rights as a Shareholder. The recipient of any Award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for Shares are issued to the recipient.

Section 21.5         Forfeiture. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

Section 21.6         Rights as Employee, Nonemployee Director, Consultant, or Adviser. No person, even though eligible pursuant to Article V, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Nonemployee Director, consultant, or adviser or interfere with or limit in any way any right of the Company or Affiliate to terminate the Participant’s Service at any time. To the extent that an Employee of an Affiliate receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

Section 21.7         Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

Section 21.8         Effect on Other Plans. Unless otherwise specifically provided, participation in the Plan shall not preclude a Participant’s eligibility to participate in any other benefit or incentive plan. Any Awards made pursuant to the Plan shall not be considered as compensation in determining the benefits provided under any other plan.

Section 21.9         No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

Section 21.10         Over/Under Payments. If any Participant or beneficiary receives an underpayment of Shares or cash payable under the terms of any Award, payment of any such shortfall shall be made as soon as administratively practicable. If any Participant or beneficiary receives an overpayment of Shares or cash payable under the terms of any Award for any reason, the Committee or its delegate shall have the right, in its sole discretion, to take whatever action it deems appropriate, including but not limited to the right to require repayment of such amount or to reduce future payments under this Plan, to recover any such overpayment. Notwithstanding the foregoing, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and if the Participant knowingly or through gross negligence engaged in the misconduct, or knowingly or through gross negligence failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission of the financial document embodying such financial reporting requirement.

Section 21.11         Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Affiliate shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Affiliate. The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

Section 21.12         No Liability With Respect to Adverse Tax Treatment. Notwithstanding any provision of this Plan to the contrary, in no event shall the Company or any Affiliate be liable to a Participant on account of an Award’s failure to (i) qualify for favorable U.S., foreign, state, local, or other tax treatment or (ii) avoid adverse tax treatment under U.S., foreign, state, local, or other law, including, without limitation, Code Section 409A.

Section 21.13         Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 21.14         Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Section 21.15         Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Ohio.

Section 21.16         Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company.

Section 21.17         Provisions Regarding Transferability of Awards.

(a)

General. Except as otherwise provided below, Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. Except as otherwise provided in the Plan, all rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to such Participant.

(b)

Nonqualified Stock Options and Stock Appreciation Rights. No NQSO or SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. Notwithstanding the foregoing or anything in part (a) above, a Participant, at any time prior to his death, may assign all or any portion of the NQSO or SAR to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, or (iii) a tax‑exempt organization as described in Code Section 501(c)(3). In such event the spouse, lineal descendant, trustee or tax‑exempt organization shall be entitled to all of the rights of the Participant with respect to the assigned portion of such NQSO or SAR, and such portion of the NQSO or SAR shall continue to be subject to all of the terms, conditions and restrictions applicable to the NQSO or SAR as set forth herein, and in the related Award Agreement, immediately prior to the effective date of the assignment. Any such assignment shall be permitted only if (i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly approved by the Committee or its delegate. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Committee or its delegate on or prior to the effective date of the assignment.

(c)

Incentive Stock Options. Notwithstanding anything in part (a) and (b) above, no ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent or distribution.

(d)

Nonemployee Directors. Notwithstanding anything in parts (a), (b), or (c) to the contrary, a Nonemployee Director at any time prior to his or her death, may assign all or any portion of an Award granted to him or her under the Plan to (i) his or her spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his or her spouse or lineal descendant or (iii) a tax‑exempt organization as described in Code Section 501(c)(3). In such event, the spouse, lineal descendant, trustee, or tax‑exempt organization shall be entitled to all of the rights of the Participant with respect to the assigned portion of such Award, and such portion of the Award shall continue to be subject to all of the terms, conditions and restrictions applicable to the Award as set forth herein, and in the related Award Agreement, immediately prior to the effective date of the assignment. Any such assignment shall be permitted only if (i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly approved by the Committee or its delegate. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Committee or its delegate on or prior to the effective date of the assignment.

Appendix B

NAVIDEA BIOPHARAMACEUTICALS, INC.

and

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

SECTION 382 RIGHTS AGREEMENT

Dated as of April 7, 2022

i

ii

SECTION 382 RIGHTS AGREEMENT

Section 382 Rights Agreement, dated as of April 7, 2022 (“Agreement”), between Navidea Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).

The Company has generated NOLs and other Tax Benefits (as such terms are hereinafter defined) for United States Federal income tax purposes, and such NOLs and other Tax Benefits may potentially provide valuable tax benefits to the Company. The Company desires to avoid an “ownership change” within the meaning of Section 382 and the Treasury Regulations (as such terms are hereinafter defined) promulgated thereunder, and thereby avoid a substantial limitation on the future use of NOLs and other Tax Benefits.

The Board of Directors of the Company has adopted resolutions creating a series of preferred stock designated as “Series H Junior Participating Preferred Stock” and authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) outstanding on April 12, 2022 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth (subject to adjustment as provided herein) of a share of Preferred Stock (as such term is hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.    Certain Definitions. For purposes of this Agreement, the following terms have the meaning indicated:

(a)    “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which shall be the Beneficial Owner (as such term is hereinafter defined) of 4.99% or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that

(i)    if the Board of Directors of the Company determines that a Person who would otherwise be an “Acquiring Person” became the Beneficial Owner of a number of shares of Common Stock such that the Person would otherwise qualify as an “Acquiring Person” inadvertently (including because (A) such Person was unaware that it beneficially owned that number of shares of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), then such Person shall not be deemed to be or to have become an “Acquiring Person” unless and until such Person shall have failed to divest itself, as soon as practicable (as determined by the Board of Directors of the Company), of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an “Acquiring Person”;

(ii)    if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock (a “Grandfathered Person”), such Grandfathered Person shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Grandfathered Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of a percentage of Common Stock outstanding exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding;

(iii)    no Person shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees;

(iv)    no Person shall become an “Acquiring Person” solely as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportion of the shares of Common Stock beneficially owned by such Person to 4.99% or more (or in the case of a Grandfathered Person, to exceed such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, shall exceed such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the shares of Common Stock then outstanding by reason of such share acquisitions by the Company and shall thereafter become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not beneficially own 4.99% or more (or in the case of a Grandfathered Person, does not exceed such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the shares of Common Stock then outstanding; and

(v)    no Person shall become an “Acquiring Person” solely as the result of the acquisition by such Person of Beneficial Ownership of shares of Common Stock from an individual who, on the later of the date hereof and the first public announcement of this Agreement, is the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, is exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Stock then outstanding if such shares of Common Stock are received by such Person upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes unless and until such time as such Person shall become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, does not exceed such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the shares of Common Stock then outstanding.

2

Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempt Transaction.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to beneficially own for purposes of this Agreement, but the number of shares of Common Stock not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock beneficially owned by any other Person (unless such other Person is also otherwise deemed to beneficially own for purposes of this Agreement such shares of Common Stock not outstanding).

(b)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as such term is hereinafter defined), and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose Common Stock would be deemed to be constructively owned by such first Person or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder. Notwithstanding the foregoing, Mr. Michael Reed’s employment agreement or arrangements with Fortress Investment Group LLC shall not, in and of themselves, cause Mr. Reed and such entity to be Affiliates or Associates of each other.

(c)    “Agreement” shall have the meaning set forth in the preamble.

(d)    A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:

(i)    which such Person actually owns, directly or indirectly, or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));

(ii)    which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 of the General Rules and Regulations under the Exchange Act;

3

(iii)   which such Person or any of such Person’s Affiliates or Associates has: (A) the right or obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time, upon compliance with regulatory requirements, upon the satisfaction of conditions (whether or not within the control of such Person) or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase, (x) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such first Person or any of such first Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (“Original Rights”) or pursuant to Section 11(i) or Section 11(n) hereof with respect to an adjustment to Original Rights, or (z) securities which such Person or any of such Person’s Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates) if such agreement has been approved by the Board of Directors of the Company prior to such Person’s becoming an Acquiring Person; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iv)    which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) and with respect to which such first Person or any of such first Person’s Affiliates or Associates has (x) any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(iii)(B) hereof) or disposing of such securities or (y) any agreement, arrangement or understanding (whether or not in writing) to cooperate in obtaining, changing or influencing control of the issuer of such securities; or

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(v)    which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Affiliates or Associates is a Receiving Party (as such terms are hereinafter defined); provided, however, that the number of shares of Common Stock that a Person is deemed to beneficially own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares (as such term is hereinafter defined) with respect to such Derivatives Contract; provided further that the number of securities beneficially owned by each Counterparty (including its Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause (iv) be deemed to include all securities that are beneficially owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate; provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section 1(d)), including in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

(e)    “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(f)    “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g)    “Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of Navidea Biopharmaceuticals, Inc., as corrected February 18, 1994 and amended June 27, 1994, July 25, 1995, June 3, 1996, March 17, 1999, May 9, 2000, June 13, 2003, July 29, 2004, June 22, 2005, November 20, 2006, December 26, 2007, April 30, 2009, July 27, 2009, August 2, 2010, January 5, 2012, June 26, 2013 and August 18, 2016, as further amended by the Certificate of Amendment dated April 25, 2019, as heretofore amended and as may be amended, supplemented and/or restated from time to time.

(h)    “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i)    “Code” shall mean Internal Revenue Code of 1986, as amended.

(j)    “Common Stock” when used with reference to the Company or without reference shall mean the Common Stock, presently par value $0.001 per share of the Company and any other interest that the Board of Directors of the Company determines would be treated as “stock” of the Company for purposes of Section 382 of the Code (including Treasury Regulation Section 1.382-2T(f)(18)) in this Section 1 and all other provisions of this Agreement in which such meaning is necessary in order to ensure that this Agreement is effective in preserving the Company’s NOLs and other Tax Benefits. “Common Stock” when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) of such other Person.

(k)    “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(l)    “Company” shall have the meaning set forth in the preamble.

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(m)    “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(n)    “Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether (i) obligations under such contract are required or permitted to be settled through the delivery of cash, shares of Common Stock or other property or (ii) such contract conveys any voting rights in shares of Common Stock, without regard to any short or similar position under the same or any other Derivative Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed to be Derivatives Contracts.

(o)    “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(p)    “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(q)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r)    “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(s)    “Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, in each case including in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company and (ii) any other Person, alone or together with all Affiliates and Associates of such Person, as determined by the Board of Directors of the Company; provided, however, that the Board of Directors of the Company shall only grant such an exemption if it determines that such ownership would not reasonably be expected to jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits, taking into account all relevant facts and circumstances, or if it otherwise determines that the exemption is in the best interests of the Company; provided, further, that the Board of Directors of the Company makes such determination either (x) before the time such Person otherwise would have become an Acquiring Person, or (y) after the time such Person otherwise would have become an Acquiring Person if the Board of Directors of the Company has determined that such Person is an Inadvertent Acquiror; and provided, further, that such Person will cease to be an “Exempt Person” if the Board of Directors of the Company makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits, taking into account all relevant facts and circumstances. In granting an exemption under this definition, the Board of Directors of the Company may require any Person who would otherwise be an Acquiring Person to make certain representations, undertakings or covenants or to agree that any violation or attempted violation of such representations, undertakings or covenants will result in such consequences and be subject to such conditions as the Board of Directors of the Company may determine, including that any such violation shall result in such Person becoming an Acquiring Person.

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(t)    “Exempt Transaction” shall mean any transaction that the Board of Directors of the Company determines is exempt from this Rights Agreement, which determination shall be made by the Board of Directors of the Company prior to the date of such transaction; provided, however, that the Board of Directors of the Company shall only grant an exemption under this definition if the Board of Directors of the Company determines that the Beneficial Ownership of shares of Common Stock by any Person, directly or indirectly, as a result of such transaction or any other aspect of such transaction would not reasonably be expected to jeopardize or endanger the availability to the Company of the NOLs or other Tax Benefits, taking into account all relevant facts and circumstances, or if it otherwise determines that the exemption is in the best interests of the Company. In granting an exemption under this definition, the Board of Directors of the Company may require any Person who would otherwise be an Acquiring Person to make certain representations, undertakings or covenants or to agree that any violation or attempted violation of such representations, undertakings or covenants will result in such consequences and be subject to such conditions as the Board of Directors of the Company may determine, including that any such violation shall result in such Person becoming an Acquiring Person.

(u)    “Exemption Request” shall have the meaning set forth in Section 30 hereof.

(v)    “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(w)    “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(x)    “Flip-In Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(y)    “Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, the percentage of the shares of Common Stock outstanding that such Grandfathered Person Beneficially Owns as of the date hereof or the first public announcement of the adoption of this Agreement, as applicable; provided that, in the event any Grandfathered Person shall sell, transfer or otherwise dispose of any shares of Common Stock outstanding after the date hereof or the first public announcement of the adoption of this Agreement, as applicable, the Grandfathered Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Grandfathered Person, the lesser of (a) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition or (b) the percentage of the shares of Common Stock outstanding that such Grandfathered Person Beneficially Owns immediately following such sale, transfer or disposition.

(z)    “Grandfathered Person” shall have the meaning set forth in Section 1(a)(ii) hereof.

(aa)    “Inadvertent Acquiror” shall mean any Person who would be an Acquiring Person but for clause (i) of the proviso in the definition of “Acquiring Person”.

(bb)    “NASDAQ” shall mean The Nasdaq Stock Market LLC.

(cc)    “New York Stock Exchange” shall mean the New York Stock Exchange LLC.

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(dd)    “NOLs” shall mean the Company’s net operating loss carryforwards.

(ee)    “Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

(ff)    “Preferred Stock” shall mean the Series H Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A.

(gg)    “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(hh)    “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(ii)    “Record Date” shall have the meaning set forth in the recitals hereto.

(jj)    “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(kk)    “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(ll)    “Requesting Person” shall have the meaning set forth in Section 30 hereof.

(mm)    “Right” shall have the meaning set forth in the recitals hereto.

(nn)    “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(oo)    “Rights Agent” shall have the meaning set forth in the preamble.

(pp)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(qq)    “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rr)    “Section 382” shall mean Section 382 of the Code, or any successor provision or replacement provision.

(ss)    “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(tt)    “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such earlier date as a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person.

(uu)    “Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

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(vv)    “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ww)    “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(xx)    “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, Code Section 163(j) deferred interest carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, research and development credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” (within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder), and any other tax credit, deduction or attribute the benefit of which may be limited by Sections 382 and 383 of the Code, in each case of the Company or any of its Subsidiaries.

(yy)    “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(zz)    “Treasury Regulations” shall mean final, temporary and proposed tax regulations promulgated under the Code.

(aaa)    “Trust” shall have the meaning set forth in Section 24(a) hereof.

(bbb)    “Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.

Section 2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used in this Agreement (except for this Section 2) to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall determine. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

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Section 3.    Issue of Right Certificates.

(a)    Until the Close of Business on the earlier of (i) the tenth Business Day after the Stock Acquisition Date or (ii) such date (prior to such time as any Person becomes an Acquiring Person), if any, as may be determined by action of the Board of Directors of the Company after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) having beneficial ownership or becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (the earlier of such dates being herein referred to as the “Distribution Date”, provided, however, that the Distribution Date shall in no event be prior to the Record Date), (x) the Rights will be evidenced (subject to the provisions of Sections 3(b) and 3(c) hereof) by the certificates representing the Common Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

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(b)    On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates representing Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or such Book Entry shares) together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate representing Common Stock (or any Book Entry shares of Common Stock) outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

(c)    Rights shall, without any further action, be issued in respect of all shares of Common Stock issued or disposed of by the Company after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Navidea Biopharmaceuticals, Inc. (the “Company”) and Continental Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of April 7, 2022, and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

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With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.

Notwithstanding this paragraph (c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4.    Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, each Right Certificate shall entitle the holder thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

Section 5.    Countersignature and Registration.

(a)    The Right Certificates shall be executed on behalf of the Company by any officer of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by any other officer of the Company, either manually or by facsimile signature. The Right Certificates shall be manually or by facsimile countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

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(b)    Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Uncertificated Rights.

(a)    Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b)    Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

(c)    Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates, to the extent permitted by applicable law.

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Section 7.    Exercise of Rights, Purchase Price; Expiration Date of Rights.

(a)    Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of (i) the Close of Business on April 6, 2025 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 1(d)(iii)(A)(z) hereof, at which time the Rights are terminated, (iv) the time at which such Rights are exchanged as provided in Section 24 hereof, (v) the Close of Business on the day following the certification of the voting results of the Company’s 2022 annual meeting of stockholders, or any adjournment thereof, if at or before such annual meeting or adjournment thereof, a proposal to approve this Agreement has not been approved by stockholders, (vi) the Close of Business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits or (vii) the Close of Business on the first day of a taxable year of the Company during which the Board of Directors of the Company determines that no NOLs or other Tax Benefits may be carried forward.

(b)    The purchase price for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right shall be initially $10.00 (the “Purchase Price”). The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c)    Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9(e) hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

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(d)    Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

Section 8.    Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, and any Right Certificate representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof surrendered for any purpose shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all canceled or destroyed Right Certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records for the term of this Agreement and any additional time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records relating to Right Certificates canceled or destroyed by the Rights Agent and shall certify to the Company the accuracy of such records.

Section 9.    Availability of Shares of Preferred Stock.

(a)    The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, free from preemptive rights or any right of first refusal, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

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(b)    So long as the shares of Preferred Stock issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c)    From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 120 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available.

(d)    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (or other securities of the Company) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e)    The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or other securities of the Company) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or other securities of the Company) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or other securities of the Company) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

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Section 10.    Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or other securities of the Company) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.    Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i)    In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the number and kind of shares of capital stock issuable upon exercise of a Right as of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

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(ii)    Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the “Flip-In Event”), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or of any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (II) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees, either direct transferees or transferees through one or more intermediate transferees, of such Persons, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person, its Affiliates or Associates or its or their transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall be canceled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 hereof and not pursuant to this Section 11(a)(ii).

(iii)    The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors of the Company shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the “Spread”) of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become null and void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock are determined by the Board of Directors of the Company to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”, and, when used with reference to any Person other than the Company, shall have a correlative meaning in respect of such Person’s Common Stock)), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (taking into account the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors of the Company; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within 30 days following the Flip-In Event (the date of the Flip-In Event being the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board of Directors of the Company shall determine that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors of the Company so elects, the 30 day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30 day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the per share value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i) hereof) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any Common Stock Equivalent shall be deemed to equal the current per share market price of the Common Stock. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).

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(b)    In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)    In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(d)

(i)    Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed on a national securities exchange, the last quoted price or, if not so quoted, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)    For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i) hereof. If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) hereof multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

(e)    No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

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(f)    If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)    Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

(i)    The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

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(j)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

(k)    Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Stock or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)    Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

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(o)    The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

Section 12.    Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof). Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)    In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become null and void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

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(b)    “Principal Party” shall mean:

(i)    in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii)    in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

(c)    The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

(i)    prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

(ii)    use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange, NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange, NASDAQ or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on any other system then in use;

(iii)    deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(iv)    obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

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(d)    In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or bylaws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

(e)    The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

Section 14.    Fractional Rights and Fractional Shares.

(a)    The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined by the Board of Directors of the Company shall be used.

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(b)    The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock (as determined in accordance with the method set forth in Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

(c)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock for which a Right is exercisable shall be deemed to be the closing price of one share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise.

(d)    The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

Section 15.    Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

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Section 16.    Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)    prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock and the Right associated with each such share of Common Stock shall be automatically transferred upon the transfer of each such share of Common Stock;

(b)    after the Distribution Date, the Right Certificates are transferable, subject to Section 11(a)(ii) hereof, only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed; and

(c)    the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.

Section 17.    Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18.    Concerning the Rights Agent.

(a)    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

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(b)    The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate representing the Preferred Stock, the Common Stock or any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

(c)    The provisions of this Section 18 and Section 20 hereof shall survive the termination of this Agreement, the redemption, exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

(a)    Any entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)    In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

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Section 20.    Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)    Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any officer of the Company, and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)    The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary and to the fullest extent permitted by law, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)    The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights provided for in Sections 3, 11, 13, 23 and 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12 hereof, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

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(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be an officer of the Company, and to apply to any such officer for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h)    The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

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Section 21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates in accordance with Section 26. In the event that the Rights Agent or one of its Affiliates is also the transfer agent for the Company and the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned as the Rights Agent automatically and be discharged from its duties under this Agreement as of the effective date of such termination (subject to the appointment of a successor Rights Agent pursuant to this Section 21), and the Company shall be responsible for sending any required notice. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be an entity organized and doing business under the laws of the United States or any state of the United States so long as such entity is authorized to do business as a banking institution in such state, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus, along with its Affiliates, of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall mail notice thereof in writing to the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates in accordance with Section 26. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.    Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold (a) pursuant to the exercise of stock options, (b) under any employee plan or arrangement, (c) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (d) pursuant to a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof and (iii) no such Right Certificate shall be issued to an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

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Section 23.    Redemption.

(a)    The Board of Directors of the Company may, at any time prior to the Flip-In Event, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine.

(b)    Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten days after such action of the Board of Directors of the Company ordering the redemption of the Rights (or such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights in accordance with Section 26. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

Section 24.    Exchange.

(a)    The Board of Directors of the Company may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of five shares of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock, after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of 50% or more of the shares of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 hereof and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into (i) such arrangements or implement such procedures as it deems necessary or appropriate for ensuring that Common Stock (or such other consideration contemplated by Section 24(c) below) issuable upon an exchange pursuant to this Section 24 is not received by any holders of Rights that have become null and void pursuant to Section 11(a)(ii) hereof, and/or (ii) a Trust Agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”). If the Board of Directors of the Company so directs the Company to enter into a Trust Agreement, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock (or such other consideration) issuable pursuant to the exchange, and all Persons entitled to receive shares (or such other consideration) pursuant to the exchange shall be entitled to receive such shares (or such other consideration) (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

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(b)    Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock (or such other consideration contemplated by Section 24(c) below) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged in accordance with Section 26. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock (or such other consideration) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)    The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b) hereof) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

Section 25.    Notice of Certain Events.

(a)    In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

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(b)    In case any event described in Section 11(a)(ii) or Section 13 hereof shall occur then (i) the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26.    Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Navidea Biopharmaceuticals, Inc.

4995 Bradenton Avenue, Suite 240

Dublin, Ohio 43017

Attention: CEO

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attention: Account Admin. Dept.

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the last address of such holder as shown on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock.

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Section 27.    Supplements and Amendments. Except as provided in the third sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the third sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any other holder of Rights that have become null and void pursuant to Section 11(a)(ii) hereof), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided that such supplement or amendment does not adversely affect the rights, duties or obligations of the Rights Agent under this Agreement. The Rights Agent agrees that time is of the essence in connection with any supplement or amendment to this Agreement that it is directed by the Company to execute in accordance with this Section 27.

Section 28.    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.    Beneficiaries of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Stock).

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Section 30.    Process to Seek Exemption. Any Person who desires to effect any acquisition of securities that would, if consummated, result in such Person becoming an Acquiring Person (a “Requesting Person”) may, prior to such time and in accordance with this Section 30, request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person,” or that such acquisition be deemed to be an “Exempt Transaction,” in each case as defined in Section 1 for purposes of this Rights Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and must be sent to the Company in accordance with Section 26 hereof. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (a) the name and address of the Requesting Person, (b) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (c) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to become an Acquiring Person and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as reasonably practicable after receipt thereof; provided, however, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to requests for additional information from the Board and its advisors to assist the Board in making its determination. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as the Board may determine, including that any such violation shall result in the Requesting Person becoming an Acquiring Person. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available.

Section 31.    Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend or not amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.

Section 32.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 33.    Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 34.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 35.    Effectiveness. This Agreement shall be effective as of the Close of Business on the date hereof.

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Section 36.    Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. As used in this Agreement: (a) the word “or” shall mean “and/or”; (b) the words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation”; (c) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (d) the words “hereof”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, (e) unless otherwise expressly provided herein, any statute or regulation defined or referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes, and includes any rules or regulations promulgated thereunder and (f) any reference herein to an act by, or determination of, the Board of Directors of the Company shall mean such act or determination as made by the Board of Directors of the Company in its sole discretion, except to the extent expressly set forth otherwise herein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Each of the parties hereto has participated in the drafting and negotiation of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by both parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring either party hereto by virtue of authorship of any of the provisions of this Agreement.

Section 37.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

Section 38.    Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

NAVIDEA BIOPHARMACEUTICALS, INC.

By:	/s/ Michael S. Rosol
Name: Michael S. Rosol, Ph.D
Title: Chief Medical Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:	/s/ Stacy Aqui
Name: Stacy Aqui
Title: Vice President

[Signature Page to Rights Agreement]

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Exhibit A

FORM of

CERTIFICATE OF DESIGNATION

of

SERIES H JUNIOR PARTICIPATING PREFERRED STOCK

of

NAVIDEA BIOPHARMACEUTICALS, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

Navidea Biophramaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of Navidea Biopharmaceuticals, Inc., as corrected February 18, 1994 and amended June 27, 1994, July 25, 1995, June 3, 1996, March 17, 1999, May 9, 2000, June 13, 2003, July 29, 2004, June 22, 2005, November 20, 2006, December 26, 2007, April 30, 2009, July 27, 2009, August 2, 2010, January 5, 2012, June 26, 2013 and August 18, 2016, as further amended by the Certificate of Amendment dated April 25, 2019 (as heretofore amended and as may be amended, supplemented and/or restated from time to time, the “Certificate of Incorporation”), the Board of Directors, on April 7, 2022, adopted the following resolution creating a series of 75,000 shares of preferred stock of the Corporation designated as “Series H Junior Participating Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Certificate of Incorporation, the Board of Directors of the Corporation hereby authorizes that a series of preferred stock, par value $0.001 per share, of the Corporation be and hereby is created, and that the voting powers, designations, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof, of such series of preferred stock and the number of shares of such series, are as follows:

Series H Junior Participating Preferred Stock

1.    Designation and Amount. There shall be a series of preferred stock, par value $0.001 per share, of the Corporation (the “Preferred Stock”) that shall be designated as “Series H Junior Participating Preferred Stock” and the number of shares constituting such series shall be 75,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series H Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.    Dividends and Distributions.

(A)    Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or similar stock) of the Corporation ranking prior and superior to the shares of Series H Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series H Junior Participating Preferred Stock, in preference to the holders of Common Stock, par value $0.001 per share, (the “Common Stock”) of the Corporation, and of any other of stock of the Corporation ranking junior to the Series H Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series H Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 and (b) the sum of (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends plus (2) the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series H Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after April 7, 2022 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)    The Corporation shall declare a dividend or distribution on the Series H Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series H Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series H Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series H Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series H Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series H Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

3.    Voting Rights. The holders of shares of Series H Junior Participating Preferred Stock shall have the following voting rights:

(A)    Each share of Series H Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation. Except as otherwise provided herein, in another certificate of designation authorizing a series of preferred stock, par value $0.001 per share, of the Corporation or as required by law, the holders of shares of Series H Junior Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of the stockholders of the Corporation.

(B)    Except as required by law, by the Certificate of Incorporation and by Section 10 hereof, holders of Series H Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.    Certain Restrictions.

(A)    Whenever quarterly dividends or other dividends or distributions payable on the Series H Junior Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series H Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series H Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;

(ii)    declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series H Junior Participating Preferred Stock, except dividends paid ratably on the Series H Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)    purchase or otherwise acquire for consideration any shares of Series H Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series H Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series H Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.

(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.    Reacquired Shares. Any shares of Series H Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6.    Liquidation, Dissolution or Winding Up.

(A)    Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series H Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series H Junior Participating Preferred Stock shall have received an amount per share (the “Series H Liquidation Preference”) equal to the greater of (i) $1.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

(B)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series H Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series H Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series H Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)    Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.    Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series H Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.    No Redemption. Shares of Series H Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

9.    Ranking. The Series H Junior Participating Preferred Stock shall rank junior to all series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless, in the case of any other series of Preferred Stock, the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10.    Amendment. At any time that any shares of Series H Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, in any way which would materially alter or change the powers, preferences or special rights of the Series H Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series H Junior Participating Preferred Stock, voting separately as a class.

11.    Fractional Shares. Series H Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series H Junior Participating Preferred Stock.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of _______,[ 2022].

NAVIDEA BIOPHARMACEUTICALS, INC.

By:
Name:.
Title:

Exhibit B

Form of Right Certificate

Certificate No. R-

No. of Rights:

NOT EXERCISABLE AFTER APRIL 6, 2025, OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (EACH AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

NAVIDEA BIOPHARMACEUTICALS, INC.

This certifies that ____________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of April 7, 2022, as the same may be amended from time to time (the “Rights Agreement”), between Navidea Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on April 6, 2025, at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series H Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company at a purchase price of $10.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of April 7, 2022, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

If the Rights evidenced by this Right Certificate are at any time beneficially owned by or transferred to any person who is or becomes an Acquiring Person or an Affiliate or Associate of an Acquiring Person (each as defined in the Rights Agreement) or certain transferees thereof, such Rights will become null and void and will no longer be transferable.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), shares of Preferred Stock, or Equivalent Preferred Shares (as defined in the Rights Agreement).

No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

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This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _________ __, 20__.

NAVIDEA BIOPHARMACEUTICALS, INC.

By:
[Title]

ATTEST:

[Title]

Countersigned:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, LLC,

as Rights Agent

By
[Title]

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto ___________________________________

(Please print name and address of transferee)

_______ Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not beneficially owned by or are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any Acquiring Person or Affiliate or Associate thereof and (3) the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof.

Signature

Form of Reverse Side of Right Certificate - continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Right Certificate)

To Navidea Biopharmaceuticals, Inc.:

The undersigned hereby irrevocably elects to exercise ________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated:

Signature

(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

Form of Reverse Side of Right Certificate - continued

(To be completed)

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not beneficially owned by or are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any Acquiring Person or any Affiliate or Associate thereof and (3) the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof.

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE

SHARES OF PREFERRED STOCK OF

NAVIDEA BIOPHARMACEUTICALS, INC.

On April 7, 2022, the Board of Directors of Navidea Biopharmaceuticals, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Common Stock”). The dividend is payable on April 12, 2022 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series H Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) at a price of $10.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Section 382 Rights Agreement, dated as of April 7, 2022, as the same may be amended from time to time (the “Rights Agreement”), between the Company and Continental Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).

The Board of Directors of the Company desires to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) and other tax benefits to reduce potential future United States Federal income tax obligations. The Company has experienced substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated thereunder, the Company may “carry forward” these NOLs and other tax benefits in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs and other tax benefits do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs and other tax benefits, and therefore these NOLs and other tax benefits could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382, its ability to use the NOLs and other tax benefits will be substantially limited, including that the timing of the usage of the NOLs and other tax benefits could be substantially delayed, which could therefore significantly impair the value of those assets.

Until the earlier to occur of (i) ten business days from (a) the public announcement that an Acquiring Person (as defined below) has acquired beneficial ownership of 4.99% or more of the outstanding shares of Common Stock or (b) such earlier date on which a majority of the Board of Directors of the Company becomes aware of the existence of an Acquiring Person or (ii) such date (prior to such time as any person or group of affiliated persons becomes an Acquiring Person), if any, as may be determined by action of the Board of Directors of the Company following the commencement of, or public announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book-entry shares) outstanding as of the Record Date, by such Common Stock certificate (or book-entry shares) together with this Summary of Rights. A person or group of affiliated or associated persons becomes an “Acquiring Person” upon acquiring beneficial ownership of 4.99% or more of the outstanding shares of Common Stock, except in certain situations (including a person or group of affiliated or associated persons that currently has beneficial ownership of the outstanding shares of Common Stock in excess of such thresholds unless and until such person or group becomes the beneficial owner of a percentage of shares of Common Stock outstanding that exceeds by 0.5% or more the percentage of shares of Common Stock outstanding that such person or group owned as of the date of the Rights Agreement or the first public announcement of the adoption of the Rights Agreement, as applicable).

The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a legend incorporating the Rights Agreement by reference, and notice of such legend will be furnished to holders of book-entry shares. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without such legend or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or registered in book-entry form. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) April 6, 2025, (ii) the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other tax benefits, (iii) the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no NOLs or other Tax Benefits may be carried forward or (iv) the day following the certification of the voting results of the Company’s 2022 annual meeting of stockholders, or any adjournment thereof, if at or before such annual meeting or adjournment thereof, a proposal to approve the Rights Agreement has not been approved by stockholders, unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below, or upon the occurrence of certain transactions.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (a) $1.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

The Rights Agreement includes procedures whereby the Board of Directors of the Company will consider requests to exempt (a) any person or group (an “Exempt Person”) which would otherwise be an “Acquiring Person”, or (b) any transaction (an “Exempt Transaction”) resulting in the beneficial ownership of Common Stock, prior to the consummation of such transaction, from the Acquiring Person trigger, in each case as determined by the Board of Directors of the Company, provided that it shall only grant such an exemption if it determines that such ownership would not reasonably be expected to jeopardize or endanger the availability of the NOLs or other tax benefits to the Company or if it otherwise determines that the exemption is in the best interests of the Company; provided further that, (A) in the case of an Exempt Person, if the Board of Directors of the Company later makes a contrary determination with respect to the effect of such person or group’s Beneficial Ownership with respect to the availability to the Company of its NOLs or other tax benefits, such person or group shall cease to be an Exempt Person and (B) in the case of an Exempt Person or Exempt Transaction, the Board of Directors of the Company may require the applicable person or group to make certain representations or undertakings, the violation or attempted violation of which will be subject to such consequences as the Board of Directors of the Company may determine, including that such person or group shall become an “Acquiring Person”.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, prior to the occurrence of one of the events described in the paragraph immediately below and unless the Rights are exchanged as described in the second paragraph below, each holder of a Right (other than Rights beneficially owned by the Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will thereupon become null and void) will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

At any time after any person or group becomes an Acquiring Person and prior to the earlier of the occurrence of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person and certain transferees thereof which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of five shares of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of shares of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than holders of Rights owned by or transferred to any person who is or becomes an Acquiring Person or affiliates and associates of an Acquiring Person and certain transferees thereof).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

Appendix C

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED,

OF NAVIDEA BIOPHARMACEUTICALS, INC.

Navidea Biopharmaceuticals, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.         The name of this Corporation is “Navidea Biopharmaceuticals, Inc.”

2.         This Certificate of Amendment amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation, as amended and filed with the Secretary of State of the State of Delaware (the “Amended and Restated Certificate of Incorporation”).

3.         Section 4.1 of Article Four of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“4.1 Authorized Shares. The total number of shares of capital stock which the Corporation has authority to issue is 405,000,000 shares, consisting of:

(a) 400,000,000 shares of Common Stock, par value $.001 per share (the “Common Stock”);

(b) 5,000,000 shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”).”

4.         The foregoing amendment was duly adopted in accordance with provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.         All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Medical Officer of this Corporation this        day of                   2022.

NAVIDEA BIOPHARMACEUTICALS, INC.

By:
Michael S. Rosol, Ph.D.
Chief Medical Officer